UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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SEASONS SERIES TRUST

SUNAMERICA SERIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEASONS SERIES TRUST

SUNAMERICA SERIES TRUST

21650 Oxnard Street, 10th Floor

Woodland Hills, California 91367

[●], 2022

Dear Contract Owner:

The Board of Trustees (the “Board” and the members of which are referred to as “Trustees”) of each of Seasons Series Trust (“SST”) and SunAmerica Series Trust (“SAST” and together with SST, the “Trusts” and each, a “Trust”) is pleased to invite you to a joint special meeting (the “Special Meeting”) of the shareholders of each portfolio organized as a series of the Trusts (each, a “Portfolio” and collectively, the “Portfolios”) to be held on Thursday, January 19, 2023, at 4:00 p.m. Eastern Time. The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and provide your voting instructions or cast your vote(s), as applicable, by accessing an event link.

Although you are not directly a shareholder of any Portfolio, as the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract”) issued by the separate accounts of American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company or Nassau Life Insurance Company, (collectively, the “Life Companies”), you have the right to instruct the Life Companies how to vote shares of the Portfolio(s) that are attributable to your Variable Contract at the Special Meeting.

American International Group, Inc. (“AIG”) has announced its intention to sell all of its interest in Corebridge Financial, Inc. (“Corebridge”) over time (such divestment, the “Separation Plan”). On September 19, 2022, AIG sold a portion of its interest in Corebridge in an initial public offering of Corebridge common stock, following which AIG’s interest in Corebridge is approximately 78%. Corebridge indirectly wholly owns SunAmerica Asset Management, LLC (“SunAmerica”). SunAmerica serves as the investment adviser for each Portfolio.

The Portfolios are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any subadvisory agreement, and any distribution agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” While AIG and Corebridge believe that Corebridge’s initial public offering did not result in a Change of Control Event, it is anticipated that one or more of the transactions contemplated by the Separation Plan will ultimately be deemed a Change of Control Event. To ensure that SunAmerica may continue to provide advisory services to the Portfolios without interruption, the Special Meeting is called to, among other things, approve new investment advisory and management agreements between SunAmerica and each Trust.

At the Special Meeting, shareholders will be asked to consider and vote on the following matters:

1.	To elect Trustees to the Board of each Trust;

2.

To approve a new investment advisory and management agreement between SunAmerica and each Trust, on behalf of each of its respective Portfolios, and to approve any future investment advisory and management agreements between SunAmerica and each Trust, each to take effect upon a Change of Control Event resulting from the Separation Plan. The material terms of the proposed investment advisory and management agreements are substantially similar to the material terms of the current investment advisory and management agreements;

3.	To approve a modified “manager-of-managers” structure for each Portfolio; and

4.

To approve an amendment to the fundamental investment restriction regarding concentration for each of the SA Franklin Systematic U.S. Large Cap Value Portfolio, the SA Fidelity Institutional AM® Real Estate Portfolio, the SA Large Cap Index Portfolio and the SA DFA Ultra Short Bond Portfolio.

As an owner of a Variable Contract who indirectly invests in one or more of the Portfolios, you are being asked to provide voting instructions on each applicable proposal. The Board of each Trust has determined that each of the proposals is in the best interests of the Trust and each Portfolio to which it applies, its shareholders and owners of Variable Contracts such as you and unanimously recommends that you vote in favor of each proposal relating to your Portfolio(s).

SunAmerica has attached a “Questions & Answers” section to assist you in evaluating each proposal. We encourage you to review the enclosed materials carefully. You may vote prior to the Special Meeting in one of the following ways:

•	By calling us toll-free at the telephone number listed on the enclosed proxy card or voting instruction card;

•	By Internet at the website address listed on the enclosed proxy card or voting instruction card; or

•	By returning the enclosed proxy card or voting instruction card in the postage-paid envelope.

You may also vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

As always, we appreciate your support.

Sincerely,
[ ]
John T. Genoy
President of Seasons Series Trust and SunAmerica Series Trust

OVERVIEW OF THE PROPOSALS – QUESTIONS & ANSWERS

The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying proxy statement (the “Proxy Statement”) contains more detailed information, and we encourage you to read it in its entirety before voting. Your vote is important.

Q:	Why did you send me this Proxy Statement?

A:

You were sent this Proxy Statement because you are an owner of a variable annuity contract or variable life insurance policy (a “Variable Contract,” the owners of which are referred to as “Contract Owners”) issued by American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company or Nassau Life Insurance Company (collectively, the “Life Companies” and each, a “Life Company”) and you are indirectly invested in one or more of the investment portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of Seasons Series Trust (“SST”) or SunAmerica Series Trust (“SAST” and together with SST, the “Trusts” and each, a “Trust”). Contract Owners have a beneficial interest in a Portfolio, but do not invest directly in or hold shares of the Portfolio. The Life Companies, as the shareholders of a Portfolio, have voting rights with respect to the Portfolio shares, but pass through those voting rights to Contract Owners. Accordingly, as a Contract Owner, you have the right to instruct your Life Company how to vote Portfolio shares attributable to your Variable Contract, if your voting instructions are properly submitted and received prior to the joint special meeting (the “Special Meeting”) of the shareholders of each Portfolio to be held on Thursday, January 19, 2023, at 4:00 p.m. Eastern Time. You may also submit your voting instructions at the Special Meeting. The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and provide your voting instructions or cast your vote(s), as applicable, by accessing an event link.

For convenience, we refer to Contract Owners as “shareholders.” Additionally, any reference to Contract Owners owning “shares” of a Portfolio refers to owning accumulation units of the subaccount that invests in such Portfolio.

Q:	What is the purpose of the Special Meeting?

A:

The Board of Trustees of each Trust (each, a “Board” and together, the “Boards” and the members of which are referred to as “Trustees”) has called the Special Meeting to request that you consider and vote on the following matters with respect to the Portfolio(s) in which you are invested:

1.	To elect six (6) Trustees to the Board of each Trust;

2.

To approve a new investment advisory and management agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and each Trust, on behalf of each of its respective Portfolios, and to approve any future investment advisory and management agreements between SunAmerica and each Trust, each to take effect upon a Change of Control Event (as defined below) resulting from the Separation Plan (as defined below);

3.	To approve a modified “manager-of-managers” structure for each Portfolio; and

4.

To approve an amendment to the fundamental investment restriction regarding concentration for each of the SA Franklin Systematic U.S. Large Cap Value Portfolio, the SA Fidelity Institutional AM® Real Estate Portfolio, the SA Large Cap Index Portfolio and the SA DFA Ultra Short Bond Portfolio.

i

PROPOSAL 1: TO ELECT SIX (6) TRUSTEES TO THE BOARDS

Q:	Who are the nominees to serve as Trustees that shareholders are being asked to elect?

A:

The nominees for each Board are Tracey C. Doi, John T. Genoy, Jane Jelenko, Charles H. Self III, Martha B. Willis and Bruce G. Willison. Other than Ms. Willis, all nominees currently serve as trustees on the Boards. If elected, Ms. Willis would be a new trustee on the Boards.

PROPOSAL 2: TO APPROVE NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS BETWEEN SUNAMERICA AND EACH TRUST, ON BEHALF OF EACH OF ITS RESPECTIVE PORTFOLIOS

Q:	Why are shareholders being asked to approve new investment advisory and management agreements?

A:

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust’s current investment advisory and management agreement with SunAmerica automatically terminates in the event of an assignment, which includes a direct or indirect transfer of a controlling block of the voting securities of SunAmerica. This provision effectively requires a Portfolio’s shareholders to vote on a new investment advisory and management agreement if SunAmerica experiences a transfer of a controlling block of its voting securities for purposes of the 1940 Act. Such transfer is often referred to as a “Change of Control Event.”

As described in more detail in the Proxy Statement, Corebridge Financial, Inc. (“Corebridge”) is a majority-owned subsidiary of American International Group, Inc. (“AIG”), a leading global insurance organization. AIG has announced its intention to sell all of its interest in Corebridge over time (such divestment, the “Separation Plan”). On September 19, 2022, AIG sold a portion of its interest in Corebridge in an initial public offering of Corebridge common stock, following which AIG’s interest in Corebridge is approximately 78%. Corebridge indirectly wholly owns SunAmerica, and SunAmerica is the investment adviser for each Portfolio. In connection with the initial public offering, Corebridge and AIG effectuated, through a series of steps, a contribution of substantially all of the entities that conduct AIG’s investment management operations, including SunAmerica, from AIG to Corebridge.

While AIG and Corebridge believe that Corebridge’s initial public offering did not result in a Change of Control Event, it is anticipated that one or more of the transactions contemplated by the Separation Plan will ultimately be deemed a Change of Control Event resulting in the automatic termination of SunAmerica’s existing investment advisory and management agreements (the “Current Advisory Agreements”) and subadvisory agreements. Whether or not a particular transaction results in a Change of Control Event depends on the facts and circumstances of the transaction, and the law is not clear as to whether an assignment would ever occur in the implementation of the Separation Plan. In order to ensure that the existing investment advisory and subadvisory services can continue uninterrupted, the Board of each Trust has approved a new investment advisory and management agreement with SunAmerica, as well as new subadvisory agreements with the existing subadvisers to certain Portfolios, in connection with the Separation Plan. Shareholders are being asked to approve each new investment advisory and management agreement with SunAmerica, the Portfolios’ current investment adviser, (collectively, such new advisory agreements, the “Proposed Agreements”), which would be effective after the first Change of Control Event resulting from the Separation Plan that occurs after shareholder approval. These agreements are described below. As part of Proposal 2, shareholders are also voting to approve any future advisory agreements with SunAmerica (the “Future Agreements” and together with the Proposed Agreements, the “New Advisory Agreements”) if there are subsequent Change of Control Events arising from completion of the Separation Plan that terminates the Proposed Agreements after the first Change of Control Event. Shareholder approval will be deemed to apply to Future Agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of SunAmerica; (2) the Boards approve each Future Agreement upon the relevant Change of Control Event; and (3) the Future Agreements would not be materially different from the Proposed Agreements that are described in this Proxy Statement. The Future Agreements would be deemed effective upon the closing of the subsequent transaction that constitutes a Change of Control Event.

Shareholders are asked to vote on the approval of the Future Agreements as part of the same vote on the Proposed Agreements, which Proposed Agreements have been authorized and approved by the Boards and which are described later in this Proxy Statement. This is because the first Change of Control Event and subsequent Change of Control Events will be incremental related steps that are part of the same Separation Plan that would lead to the full divestiture of shares by AIG. Under the circumstances described above, seeking a single shareholder vote for the New Advisory Agreements will allow each Trust to maintain the uninterrupted services of SunAmerica and the Trust’s respective Portfolios’ subadvisers (where applicable) without the need for additional shareholder approval and additional proxy statements, which would describe the same or substantially similar facts as this Proxy Statement.

The Separation Plan is not expected to result in any changes to the contractual investment advisory fees charged to the Portfolios, the portfolio management of any Portfolio or the level, nature and quality of services provided by SunAmerica.

Q:	Will the proposed New Advisory Agreements change how the Portfolios are managed?

A:

No. The Separation Plan is not expected to result in any changes to the management of the Portfolios. If shareholders approve the New Advisory Agreements in Proposal 2, the Portfolios’ portfolio managers are expected to continue to provide for the day-to-day management of the applicable Portfolio. In addition, the personnel responsible for the management operations of the Portfolios, including each Trust officer, are not expected to change as a result of the Separation Plan. The Separation Plan will not result in any changes to the investment objectives, principal investment strategies, investment techniques and principal risks of the Portfolios.

Q:	Do the proposed New Advisory Agreements differ from the Current Advisory Agreement?

A:

The material terms of the proposed New Advisory Agreements are substantially similar to those of their respective Current Advisory Agreement, except for new effective and termination dates, revisions to the compensation provision to clarify the advisory fee computation method and to delete expense guarantee limitation language, and the addition of a governing law provision, a notices provision and counterparts language. In addition, SAST’s New Advisory Agreement has been revised to delete certain terms that are no longer applicable to any of the Portfolios and to provide that SunAmerica, in performing its duties, will evaluate and monitor each subadviser, allocate the portion of each Portfolio’s assets to be managed by each subadviser, and recommend changes of or the addition of subadvisers when appropriate. SAST’s New Advisory Agreement has also been revised to provide that, subject to Board approval, SunAmerica may terminate and hire subadvisers and amend subadvisory agreements.

Q:	What happens if shareholders of a Portfolio do not approve their proposed New Advisory Agreements?

A:

If the shareholders of a Portfolio do not approve their proposed New Advisory Agreements and no Change of Control Event occurs, SunAmerica would continue to serve as adviser to the Portfolio under the applicable Current Advisory Agreement, and any existing subadviser would continue to be able to serve as subadviser under its current subadvisory agreement.

If the shareholders of a Portfolio do not approve their proposed New Advisory Agreements and a Change of Control Event occurs, the applicable Current Advisory Agreement and any current subadvisory agreements would terminate and SunAmerica would not be able to continue to serve as adviser or enter into any subadvisory agreement for the Portfolio to provide for continuity of service. Under these circumstances, the applicable Board would need to consider appropriate action, which could include, among other things, allowing the Portfolio to operate under interim advisory and/or subadvisory agreements with a duration of no more than 150 days, seeking approval of new investment advisory and management agreements and subadvisory agreements, liquidation of a Portfolio, or reorganizing the Portfolio with and into another fund in the SunAmerica complex.

PROPOSAL 3: TO APPROVE A MODIFIED “MANAGER-OF-MANAGERS” STRUCTURE FOR EACH PORTFOLIO

Q:	How would the new “manager-of-managers” arrangement benefit the Portfolios and their shareholders?

A:

The Trusts and SunAmerica rely on an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits SunAmerica, subject to the approval of the respective Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers (the “SunAmerica Order”). This is commonly referred to as a “manager-of-managers” structure. The SunAmerica Order also permits the Portfolios to disclose the advisory fees paid by a Portfolio to SunAmerica and the subadvisory fees paid by SunAmerica to a subadviser on an aggregate basis, rather than disclosing the amounts paid to each individually. As described in more detail in the Proxy Statement, SunAmerica and the Trusts, on behalf of each of its respective Portfolios, are seeking shareholder approval to modify the existing manager-of-managers structure under the SunAmerica Order to permit SunAmerica, subject to the approval of the respective Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers in reliance on SEC no-action relief requiring compliance with the terms of an exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order). The Boards believe that allowing SunAmerica to enter into and materially amend subadvisory agreements with both unaffiliated and affiliated subadvisers without incurring the expenses or delays associated with obtaining prior shareholder approval is in the best interests of each Portfolio and its shareholders and will allow the Portfolios to operate more efficiently.

PROPOSAL 4: TO APPROVE AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING CONCENTRATION FOR EACH OF THE SA FRANKLIN SYSTEMATIC U.S. LARGE CAP VALUE PORTFOLIO, THE SA FIDELITY INSTITUTIONAL AM® REAL ESTATE PORTFOLIO, THE SA LARGE CAP INDEX PORTFOLIO AND THE SA DFA ULTRA SHORT BOND PORTFOLIO

Q:	What changes are being made to each Portfolio’s fundamental investment restriction regarding concentration and what would be the impact of such changes, if approved?

A:

Under the 1940 Act, a registered investment company is required to recite its policy in respect of concentrating its investments in a particular industry or group of industries. Although the 1940 Act does not define what constitutes “concentration” in an industry, the SEC generally has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry constitutes concentration. A fund’s concentration policy is fundamental, which means that it can be changed only with shareholder approval.

With respect to each of the SA Franklin Systematic U.S. Large Cap Value Portfolio and the SA Fidelity Institutional AM® Real Estate Portfolio, each Portfolio currently has a fundamental investment restriction to not purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the Portfolio would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the Portfolio. The SA Franklin Systematic U.S. Large Cap Value Portfolio is now seeking to amend its concentration policy to provide that it may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry. The SA Franklin Systematic U.S. Large Cap Value Portfolio’s proposed concentration policy will align with the Portfolio’s current principal investment strategies, which were implemented in 2021 as a result of a repositioning. In addition, the SA Fidelity Institutional AM® Real Estate Portfolio is now seeking to amend its concentration policy to provide that it may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry, except that the Portfolio will concentrate its investments in the real estate industry. The proposed concentration policy will provide greater clarity with respect to the type of industry that the Portfolio concentrates its investments in – the real estate industry.

With respect to the SA Large Cap Index Portfolio, the Portfolio currently has a fundamental investment restriction that it may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry. The Portfolio is now seeking to amend its concentration policy to provide that it may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry, except to approximately the same extent that its benchmark index is concentrated in one or more particular industries. The proposed concentration policy is intended to help the Portfolio more closely track the risk and return performance of its benchmark index.

With respect to the SA DFA Ultra Short Bond Portfolio, the Portfolio currently has a fundamental investment restriction that it may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry, except that, if deemed advisable, it may invest without limit in obligations of domestic commercial banks. In May 2016, the Portfolio repurposed into an ultra short-term bond fund from a money market fund. Pursuant to SEC staff guidance, only a money market fund may invest without limit in obligations of domestic commercial banks. As the Portfolio no longer operates as a money market fund, it is now seeking to amend its concentration policy to provide that it may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry. The proposed change to the Portfolio’s concentration policy is intended to align its policy with current SEC staff guidance.

VOTING PROCEDURES

Q:	How does the Board recommend that shareholders vote?

A:	Each of the Boards recommends that shareholders vote “FOR” each proposal that applies to the Portfolios overseen by that Board.

Each Board believes that approval of each proposal is in the best interests of its respective Trust and Portfolios, as well as being in the best interests of shareholders.

Q:	Who is eligible to vote?

A:

Shareholders directly or indirectly invested in shares of a Portfolio as of the close of business on Wednesday, October 26, 2022, are eligible to vote or instruct their Life Company as to how to vote their shares.

Shares of certain Portfolios are held by other Portfolios that are operated as “funds-of-funds” under the 1940 Act. The Portfolios that are “funds-of-funds” do not pass through the voting rights with respect to their underlying Portfolios through to the contract holders that own their shares. Those Portfolios will vote their shares of the underlying Portfolios according to their own proxy voting policies.

Q:	How do I vote my shares?

A:

You can vote by completing the enclosed proxy card, providing voting instructions using the enclosed voting instruction card or by participating virtually at the Special Meeting, or as described below. Please see “Instructions for Signing Voting Instruction Cards or Proxy Cards” below.

v

You can authorize a proxy to vote your shares by (1) using the telephone or Internet as described on your proxy card or voting instruction card, or (2) completing and signing the enclosed proxy card or voting instruction card and mailing it in the enclosed postage-paid envelope, or you can vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) or provide voting instructions by accessing a unique event link that will be provided to you prior to the Special Meeting. To register to attend the virtual meeting, you should go to www.proxydocs.com/SunAmerica and follow the instructions to register for the Special Meeting. You will need to provide your control number located on your proxy card/voting instruction card, your full name, and your email address. Requests for registration must be received no later than 4:00 p.m., Eastern Time, on Wednesday, January 18, 2023. Upon completion of the registration process, you will receive a confirmation of your registration via email. On the day of the Special Meeting, you will receive an email with your unique Special Meeting attendance link. Further instructions to access the Special Meeting and to vote your shares, if you have not already done so, will be included in the email.

For shareholders who own shares through a Variable Contract, no matter how large or small your holdings may be, your vote counts, since the Life Companies will vote Portfolio shares in the same proportions as the instructions received from all Contract Owners with assets invested in the Portfolio. Shares for which the Life Companies receive either no timely voting instructions or an unsigned voting instruction card from a Contract Owner will be voted by the Life Companies as for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract Owners, even if only a small number of Contract Owners provide voting instructions. The effect of proportional voting is that if a large number of Contract Owners fail to give voting instructions, a small number of Contract Owners may determine the outcome of the vote.

Q:	Why are multiple proxy cards or voting instruction cards enclosed?

A:

If you are a shareholder of more than one Portfolio or of a Portfolio in more than one Variable Contract, you may receive more than one proxy card or voting instruction card. Please execute each card received separately.

Q:	Whom do I contact if I have questions?

A:

If you have questions regarding a proposal, please feel free to call our proxy solicitor, Donnelley Financial Solutions, at 1-888-264-1224 between the hours of 6:00 a.m. and 3:00 p.m. Pacific Time or 9:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

IF VOTING BY MAIL

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS OR PROXY CARDS

The following general rules for signing voting instruction cards or proxy cards may be of assistance to you.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card or the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card or proxy card.

3.	All Other Accounts: The capacity of the individual signing the voting instruction card or proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp., by John Doe, Treasurer

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Important additional information about the proposals is set forth in the accompanying Proxy Statement.

Please read it carefully.

SEASONS SERIES TRUST

SUNAMERICA SERIES TRUST

21650 Oxnard Street, 10th Floor

Woodland Hills, California 91367

(800) 445-7862

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, JANUARY 19, 2023

NOTICE IS HEREBY GIVEN that a joint special meeting (the “Special Meeting”) of the shareholders of each of the various investment portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) will be held on Thursday, January 19, 2023, at 4:00 p.m. Eastern Time. The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) or provide voting instructions by accessing an event link, as detailed below.

American International Group, Inc. (“AIG”) has announced its intention to sell all of its interest in Corebridge Financial, Inc. (“Corebridge”) over time (such divestment, the “Separation Plan”). On September 19, 2022, AIG sold a portion of its interest in Corebridge in an initial public offering of Corebridge common stock, following which AIG’s interest in Corebridge is approximately 78%. Corebridge indirectly wholly owns SunAmerica Asset Management, LLC (“SunAmerica”). SunAmerica serves as the investment adviser for each Portfolio.

The Portfolios are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any subadvisory agreement, and any distribution agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” While AIG and Corebridge believe that Corebridge’s initial public offering did not result in a Change of Control Event, it is anticipated that one or more of the transactions contemplated by the Separation Plan will ultimately be deemed a Change of Control Event. To ensure that SunAmerica may continue to provide advisory services to the Portfolios without interruption, the Special Meeting is called to, among other things, approve new investment advisory and management agreements between SunAmerica and each Trust.

The shareholders of the applicable Portfolios are being asked to consider and vote upon the following matters:

1.

To elect six (6) Trustees to the Board of Trustees (the “Board”) of each of Seasons Series Trust (“SST”) and SunAmerica Series Trust (“SAST” and together with SST, the “Trusts” and each, a “Trust”) (With respect to each Trust, to be voted on by all shareholders of the Portfolios of the Trust, voting together);

2.

To approve a new investment advisory and management agreement between SunAmerica and each Trust, on behalf of each of its respective Portfolios listed below, and to approve any future investment advisory and management agreements between SunAmerica and each Trust, each to take effect upon a Change of Control Event resulting from the Separation Plan. The material terms of the proposed investment advisory and management agreements are substantially similar to the material terms of the current investment advisory and management agreements (With respect to each Portfolio, to be voted on by shareholders of the Portfolio, voting separately);

3.	To approve a modified “manager-of-managers” structure for each Portfolio (With respect to each Portfolio, to be voted on by shareholders of the Portfolio, voting separately);

4.

To approve an amendment to the fundamental investment restriction regarding concentration for each of the SA Franklin Systematic U.S. Large Cap Value Portfolio, the SA Fidelity Institutional AM® Real Estate Portfolio, the SA Large Cap Index Portfolio and the SA DFA Ultra Short Bond Portfolio (To be voted on by shareholders of the SA Franklin Systematic U.S. Large Cap Value Portfolio, the SA Fidelity Institutional AM® Real Estate Portfolio, the SA Large Cap Index Portfolio and the SA DFA Ultra Short Bond Portfolio only, voting separately by each such Portfolio); and

5.	To transact such other business as may properly come before the Special Meeting and any postponements and adjournments thereof.

The Board of each Trust has fixed the close of business on Wednesday, October 26, 2022, as the record date (the “Record Date”) for determination of shareholders of each relevant Portfolio entitled to notice of, and to vote at, the Special Meeting and any postponements and adjournments thereof.

The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) or provide voting instructions by accessing an event link. To register to attend the virtual meeting, you should go to www.proxydocs.com/SunAmerica and follow the instructions to register for the Special Meeting. You will need to provide your control number located on your proxy card/voting instruction card, your full name, and your email address. Requests for registration must be received no later than 4:00 p.m., Eastern Time, on Wednesday, January 18, 2023. Upon completion of the registration process, you will receive a confirmation of your registration via email. On the day of the Special Meeting, you will receive an email with your unique Special Meeting attendance link. Further instructions to access the Special Meeting and to vote your shares, if you have not already done so, will be included in the email.

Although you are not directly a shareholder of the Portfolios, as the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract”) issued by the separate accounts (the “Separate Accounts”) of American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company or Nassau Life Insurance Company (collectively, the “Life Companies” and each, a “Life Company”), you have the right to instruct the Life Companies how to vote shares of the Portfolio(s) that are attributable to your Variable Contract at the Special Meeting of shareholders. The Life Companies, through the Separate Accounts, are the record owner of the Portfolios’ shares and will vote the shares of the Portfolios at the Special Meeting. The rights accompanying shares of the Portfolios are legally vested in the Variable Contracts offered by the Separate Accounts. However, in accordance with current law and interpretations thereof, the Life Companies will vote shares held in the Separate Accounts for which voting instructions are timely received from the holders of the Variable Contracts in a manner consistent with those instructions. A signed voting instruction form by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the proposal. Those persons who have a voting interest at the close of business on the Record Date will be entitled to submit instructions to their Life Company. Each Life Company will vote Portfolio shares held in Separate Accounts for which no timely instructions or signed voting instruction forms are received from the holders of the Variable Contracts, as well as shares the Life Company owns, in the same proportion as those shares for which such Life Company receives voting instructions. This practice is commonly referred to as “echo voting.” Certain Portfolios that are operated as “funds-of-funds” also hold shares of other Portfolios and will vote their shares of the underlying Portfolios according to their own proxy voting policies.

A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the Special Meeting and any postponements and adjournments thereof. For purposes of the enclosed Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Portfolio) shall also be deemed to include holders of the Variable Contract.

Your vote is important regardless of the size of your holdings in the Portfolio(s). Whether or not you expect to be present at the Special Meeting virtually, please complete and sign the enclosed proxy card or voting instruction card and return it promptly in the enclosed postage-paid envelope. You may also vote by telephone or over the Internet; please see pages [●] of the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote at the Special Meeting, you may revoke your proxy at any time prior to its exercise at the Special Meeting. Please refer to the section of the enclosed Proxy Statement entitled “Voting Information” for more information.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: This notice and the accompanying Proxy Statement are available on the Internet at www.proxydocs.com/SunAmerica.

THE BOARD OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS WITH RESPECT TO YOUR PORTFOLIO(S), AS APPLICABLE.

By order of the Boards of Trustees,

[ ]
Kathleen D. Fuentes
Secretary of Seasons Series Trust and SunAmerica Series Trust
Jersey City, New Jersey
[●], 2022

x

Portfolios Holding Joint Special Meeting of Shareholders on Thursday, January 19, 2023

Seasons Series Trust

SA Allocation Balanced Portfolio

SA Allocation Growth Portfolio

SA Allocation Moderate Growth Portfolio

SA Allocation Moderate Portfolio

SA American Century Inflation Protection Portfolio

SA Columbia Focused Value Portfolio

SA Multi-Managed Diversified Fixed Income Portfolio

SA Multi-Managed Growth Portfolio

SA Multi-Managed Income Portfolio

SA Multi-Managed Income/Equity Portfolio

SA Multi-Managed International Equity Portfolio

SA Multi-Managed Large Cap Growth Portfolio

SA Multi-Managed Large Cap Value Portfolio

SA Multi-Managed Mid Cap Growth Portfolio

SA Multi-Managed Mid Cap Value Portfolio

SA Multi-Managed Moderate Growth Portfolio

SA Multi-Managed Small Cap Portfolio

SA Putnam Asset Allocation Diversified Growth Portfolio

SA T. Rowe Price Growth Stock Portfolio

SunAmerica Series Trust

SA AB Growth Portfolio

SA AB Small & Mid Cap Value Portfolio

SA American Funds Asset Allocation Portfolio

SA American Funds Global Growth Portfolio

SA American Funds Growth Portfolio

SA American Funds Growth-Income Portfolio

SA American Funds VCP Managed Allocation Portfolio

SA BlackRock Multi-Asset 70/30 Portfolio

SA DFA Ultra Short Bond Portfolio

SA BlackRock VCP Global Multi Asset Portfolio

SA Emerging Markets Equity Index Portfolio

SA Federated Hermes Corporate Bond Portfolio

SA Fidelity Institutional AM® International Growth Portfolio

SA Fidelity Institutional AM® Real Estate Portfolio

SA Fixed Income Index Portfolio

SA Fixed Income Intermediate Index Portfolio

SA Franklin BW U.S. Large Cap Value Portfolio

SA Franklin Small Company Value Portfolio

SA Franklin Systematic U.S. Large Cap Core Portfolio

SA Franklin Systematic U.S. Large Cap Value Portfolio

SA Franklin Tactical Opportunities Portfolio

SA Global Index Allocation 60/40 Portfolio

SA Global Index Allocation 75/25 Portfolio

SA Global Index Allocation 90/10 Portfolio

SA Goldman Sachs Global Bond Portfolio

SA Goldman Sachs Multi-Asset Insights Portfolio

SA Index Allocation 60/40 Portfolio

SA Index Allocation 80/20 Portfolio

SA Index Allocation 90/10 Portfolio

SA International Index Portfolio

SA Invesco Growth Opportunities Portfolio

SA Invesco Main Street Large Cap Portfolio

SA Janus Focused Growth Portfolio

SA JPMorgan Diversified Balanced Portfolio

SA JPMorgan Emerging Markets Portfolio

SA JPMorgan Equity-Income Portfolio

SA JPMorgan Global Equities Portfolio

SA JPMorgan MFS Core Bond Portfolio

SA JPMorgan Mid-Cap Growth Portfolio

SA Large Cap Growth Index Portfolio

SA Large Cap Index Portfolio

SA Large Cap Value Index Portfolio

SA MFS Blue Chip Growth Portfolio

SA MFS Massachusetts Investors Trust Portfolio

SA MFS Total Return Portfolio

SA Mid Cap Index Portfolio

SA Morgan Stanley International Equities Portfolio

SA PIMCO RAE International Value Portfolio

SA PIMCO VCP Tactical Balanced Portfolio

SA PineBridge High-Yield Bond Portfolio

SA Putnam International Growth and Income Portfolio

SA Schroders VCP Global Allocation Portfolio

SA Small Cap Index Portfolio

SA T. Rowe Price Asset Allocation Growth Portfolio

SA T. Rowe Price VCP Balanced Portfolio

SA VCP Dynamic Allocation Portfolio

SA VCP Dynamic Strategy Portfolio

SA VCP Index Allocation Portfolio

SA Wellington Capital Appreciation Portfolio

SA Wellington Government and Quality Bond Portfolio

SA Wellington Strategic Multi-Asset Portfolio

SEASONS SERIES TRUST

SUNAMERICA SERIES TRUST

21650 Oxnard Street, 10th Floor

Woodland Hills, California 91367

(800) 445-7862

JOINT PROXY STATEMENT

This joint proxy statement (the “Proxy Statement”) is being furnished on behalf of the Boards of Trustees (each, a “Board” and together, the “Boards” and the members of which are referred to as “Trustees”) of each of Seasons Series Trust (“SST”) and SunAmerica Series Trust (“SAST” and together with SST, the “Trusts” and each, a “Trust”) in connection with the joint special meeting (the “Special Meeting”) of shareholders of each of the various investment portfolios of the Trusts listed in the accompanying Notice of Joint Special Meeting of Shareholders (each, a “Portfolio” and collectively, the “Portfolios”) to be held on Thursday, January 19, 2023, at 4:00 p.m. Eastern Time. The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) or provide voting instructions by accessing an event link.

Shareholders of record of each Portfolio at the close of business on Wednesday, October 26, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any postponements and adjournments thereof. This Proxy Statement, proxy card/voting instruction card and accompanying Notice of Joint Special Meeting of Shareholders are being mailed to shareholders of each Portfolio on or about [●], 2022. Each Board requests that shareholders vote their shares by completing and returning the enclosed proxy card or voting instruction card.

To register to attend the virtual meeting, you should go to www.proxydocs.com/SunAmerica and follow the instructions to register for the Special Meeting. You will need to provide your control number located on your proxy card/voting instruction card, your full name, and your email address. Requests for registration must be received no later than 4:00 p.m., Eastern Time, on Wednesday, January 18, 2023. Upon completion of the registration process, you will receive a confirmation of your registration via email. On the day of the Special Meeting, you will receive an email with your unique Special Meeting attendance link. Further instructions to access the Special Meeting and to vote your shares, if you have not already done so, will be included in the email. You may vote during the Special Meeting.

The purpose of the Special Meeting is for shareholders to consider and vote on the proposals affecting the Portfolios listed below and as more fully described herein (not all proposals apply to each Portfolio).

American International Group, Inc. (“AIG”) has announced its intention to sell all of its interest in Corebridge Financial, Inc. (“Corebridge”) over time (such divestment, the “Separation Plan”). On September 19, 2022, AIG sold a portion of its interest in Corebridge in an initial public offering of Corebridge common stock, following which AIG’s interest in Corebridge is approximately 78%. Corebridge indirectly wholly owns SunAmerica Asset Management, LLC (“SunAmerica”). SunAmerica serves as the investment adviser for each Portfolio.

The Portfolios are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any subadvisory agreement, and any distribution agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” While AIG and Corebridge believe that Corebridge’s initial public offering did not result in a Change of Control Event, it is anticipated that one or more of the transactions contemplated by the Separation Plan will ultimately be deemed a Change of

Control Event. To ensure that SunAmerica may continue to provide advisory services to the Portfolios without interruption, the Special Meeting is called to, among other things, approve new investment advisory and management agreements between SunAmerica and each Trust.

At the Special Meeting, shareholders will be asked to consider and vote on the following matters:

1.	To elect six (6) Trustees to the Board of each Trust (With respect to each Trust, to be voted on by all shareholders of the Portfolios of the Trust, voting together);

2.

To approve a new investment advisory and management agreement between SunAmerica and each Trust, on behalf of each of its respective Portfolios listed below, and to approve any future investment advisory and management agreements between SunAmerica and each Trust, each to take effect upon a Change of Control Event resulting from the Separation Plan. The material terms of the proposed investment advisory and management agreements are substantially similar to the material terms of the current investment advisory and management agreements. (With respect to each Portfolio, to be voted on by shareholders of the Portfolio, voting separately);

3.	To approve a modified “manager-of-managers” structure for each Portfolio (With respect to each Portfolio, to be voted on by shareholders of the Portfolio, voting separately);

4.

To approve an amendment to the fundamental investment restriction regarding concentration for each of the SA Franklin Systematic U.S. Large Cap Value Portfolio, the SA Fidelity Institutional AM® Real Estate Portfolio, the SA Large Cap Index Portfolio and the SA DFA Ultra Short Bond Portfolio (To be voted on by shareholders of the SA Franklin Systematic U.S. Large Cap Value Portfolio, the SA Fidelity Institutional AM® Real Estate Portfolio, the SA Large Cap Index Portfolio and the SA DFA Ultra Short Bond Portfolio only, voting separately, by each such Portfolio); and

5.	To transact such other business as may properly come before the Special Meeting and any postponements and adjournments thereof.

Although you are not directly a shareholder of the Portfolios, as the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract”) issued by the separate accounts (the “Separate Accounts”) of American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company or Nassau Life Insurance Company (collectively, the “Life Companies” and each, a “Life Company”), you have the right to instruct the Life Companies how to vote shares of the Portfolio(s) that are attributable to your Variable Contract at the Special Meeting. The Life Companies, through the Separate Accounts, are the record owners of the Portfolios’ shares and will vote the shares of the Portfolios at the Special Meeting. The rights accompanying shares of the Portfolios are legally vested in the Variable Contracts offered by the Separate Accounts. However, in accordance with current law and interpretations thereof, the Life Companies will vote shares held in the Separate Accounts for which voting instructions are timely received from the holders of the Variable Contracts in a manner consistent with those instructions. A signed voting instruction form by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the proposal. Those persons who have a voting interest at the close of business on the Record Date will be entitled to submit instructions to their Life Company. Each Life Company will vote Portfolio shares held in Separate Accounts for which no timely instructions or signed voting instruction forms are received from the holders of the Variable Contracts, as well as shares the Life Company owns, in the same proportion as those shares for which such Life Company receives voting instructions. This practice is commonly referred to as “echo voting.” Certain Portfolios that are operated as “funds-of-funds” also hold shares of other Portfolios and will vote their shares of the underlying Portfolios according to their own proxy voting policies.

For ease of reference, throughout this Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Portfolio) shall also be deemed to include holders of the Variable Contract.

SUMMARY OF PROPOSALS AND PORTFOLIOS VOTING

The following chart shows the proposals that shareholders of each of the Portfolios will be asked to vote on at the Special Meeting.

Portfolio	Proposal No. 1 – To Elect Trustees	Proposal No. 2 – To Approve New Investment Advisory and Management Agreements	Proposal No. 3 – To Approve a Modified Manager-of- Managers Structure	Proposal No. 4 – To Amend a Portfolio’s Concentration Policy
SAST – SA AB Growth Portfolio	●	●	●
SAST – SA AB Small & Mid Cap Value Portfolio	●	●	●
SAST – SA American Funds Asset Allocation Portfolio*	●	●	●
SAST – SA American Funds Global Growth Portfolio*	●	●	●
SAST – SA American Funds Growth Portfolio*	●	●	●
SAST – SA American Funds Growth-Income Portfolio*	●	●	●
SAST – SA American Funds VCP Managed Allocation Portfolio*	●	●	●
SAST – SA BlackRock Multi-Asset 70/30 Portfolio	●	●	●
SAST – SA BlackRock VCP Global Multi Asset Portfolio	●	●	●
SAST – SA DFA Ultra Short Bond Portfolio	●	●	●	●
SAST – SA Emerging Markets Equity Index Portfolio	●	●	●
SAST – SA Federated Hermes Corporate Bond Portfolio	●	●	●
SAST – SA Fidelity Institutional AM® International Growth Portfolio	●	●	●
SAST – SA Fidelity Institutional AM® Real Estate Portfolio	●	●	●	●
SAST – SA Fixed Income Index Portfolio	●	●	●
SAST – SA Fixed Income Intermediate Index Portfolio	●	●	●
SAST – SA Franklin BW U.S. Large Cap Value Portfolio	●	●	●
SAST – SA Franklin Small Company Value Portfolio	●	●	●
SAST – SA Franklin Systematic U.S. Large Cap Core Portfolio	●	●	●
SAST – SA Franklin Systematic U.S. Large Cap Value Portfolio	●	●	●	●
SAST – SA Franklin Tactical Opportunities Portfolio	●	●	●
SAST – SA Global Index Allocation 60/40 Portfolio	●	●	●
SAST – SA Global Index Allocation 75/25 Portfolio	●	●	●
SAST – SA Global Index Allocation 90/10 Portfolio	●	●	●
SAST – SA Goldman Sachs Global Bond Portfolio	●	●	●
SAST – SA Goldman Sachs Multi-Asset Insights Portfolio	●	●	●
SAST – SA Index Allocation 60/40 Portfolio	●	●	●
SAST – SA Index Allocation 80/20 Portfolio	●	●	●
SAST – SA Index Allocation 90/10 Portfolio	●	●	●

Portfolio	Proposal No. 1 – To Elect Trustees	Proposal No. 2 – To Approve New Investment Advisory and Management Agreements	Proposal No. 3 – To Approve a Modified Manager-of- Managers Structure	Proposal No. 4 – To Amend a Portfolio’s Concentration Policy
SAST – SA International Index Portfolio	●	●	●
SAST – SA Invesco Growth Opportunities Portfolio	●	●	●
SAST – SA Invesco Main Street Large Cap Portfolio	●	●	●
SAST – SA Janus Focused Growth Portfolio	●	●	●
SAST – SA JPMorgan Diversified Balanced Portfolio	●	●	●
SAST – SA JPMorgan Emerging Markets Portfolio	●	●	●
SAST – SA JPMorgan Equity-Income Portfolio	●	●	●
SAST – SA JPMorgan Global Equities Portfolio	●	●	●
SAST – SA JPMorgan MFS Core Bond Portfolio	●	●	●
SAST – SA JPMorgan Mid-Cap Growth Portfolio	●	●	●
SAST – SA Large Cap Growth Index Portfolio	●	●	●
SAST – SA Large Cap Index Portfolio	●	●	●	●
SAST – SA Large Cap Value Index Portfolio	●	●	●
SAST – SA MFS Blue Chip Growth Portfolio	●	●	●
SAST – SA MFS Massachusetts Investors Trust Portfolio	●	●	●
SAST – SA MFS Total Return Portfolio	●	●	●
SAST – SA Mid Cap Index Portfolio	●	●	●
SAST – SA Morgan Stanley International Equities Portfolio	●	●	●
SAST – SA PIMCO RAE International Value Portfolio	●	●	●
SAST – SA PIMCO VCP Tactical Balanced Portfolio	●	●	●
SAST – SA PineBridge High-Yield Bond Portfolio	●	●	●
SAST – SA Putnam International Growth and Income Portfolio	●	●	●
SAST – SA Schroders VCP Global Allocation Portfolio	●	●	●
SAST – SA Small Cap Index Portfolio	●	●	●
SAST – SA T. Rowe Price Asset Allocation Growth Portfolio	●	●	●
SAST – SA T. Rowe Price VCP Balanced Portfolio	●	●	●
SAST – SA VCP Dynamic Allocation Portfolio	●	●	●
SAST – SA VCP Dynamic Strategy Portfolio	●	●	●
SAST – SA VCP Index Allocation Portfolio	●	●	●
SAST – SA Wellington Capital Appreciation Portfolio**	●	●	●
SAST – SA Wellington Government and Quality Bond Portfolio**	●	●	●
SAST – SA Wellington Strategic Multi-Asset Portfolio**	●	●	●
SST – SA Allocation Balanced Portfolio	●	●	●
SST – SA Allocation Growth Portfolio	●	●	●
SST – SA Allocation Moderate Growth Portfolio	●	●	●
SST – SA Allocation Moderate Portfolio	●	●	●
SST – SA American Century Inflation Protection Portfolio	●	●	●

Portfolio	Proposal No. 1 – To Elect Trustees	Proposal No. 2 – To Approve New Investment Advisory and Management Agreements	Proposal No. 3 – To Approve a Modified Manager-of- Managers Structure	Proposal No. 4 – To Amend a Portfolio’s Concentration Policy
SST – SA Columbia Focused Value Portfolio	●	●	●
SST – SA Multi-Managed Diversified Fixed Income Portfolio	●	●	●
SST – SA Multi-Managed Growth Portfolio	●	●	●
SST – SA Multi-Managed Income Portfolio	●	●	●
SST – SA Multi-Managed Income/Equity Portfolio	●	●	●
SST – SA Multi-Managed International Equity Portfolio	●	●	●
SST – SA Multi-Managed Large Cap Growth Portfolio	●	●	●
SST – SA Multi-Managed Large Cap Value Portfolio	●	●	●
SST – SA Multi-Managed Mid Cap Growth Portfolio	●	●	●
SST – SA Multi-Managed Mid Cap Value Portfolio	●	●	●
SST – SA Multi-Managed Moderate Growth Portfolio	●	●	●
SST – SA Multi-Managed Small Cap Portfolio	●	●	●
SST – SA Putnam Asset Allocation Diversified Growth Portfolio	●	●	●
SST – SA T. Rowe Price Growth Stock Portfolio	●	●	●

*

SA American Funds Asset Allocation Portfolio, SA American Funds Global Growth Portfolio, SA American Funds Growth Portfolio, SA American Funds Growth-Income Portfolio and SA American Funds VCP Managed Allocation Portfolio are collectively referred to herein as the “SAST Master Feeder Portfolios.”

**

SA Wellington Capital Appreciation Portfolio, SA Wellington Government and Quality Bond Portfolio and SA Wellington Strategic Multi-Asset Portfolio are collectively referred to herein as the “SAST Wellington Portfolios.”

Copies of each Portfolio’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by writing to Seasons Series Trust or SunAmerica Series Trust, as applicable, at P.O. Box 15570, Amarillo, Texas 79105-5570, or by calling the following number: 1-800-445-7862.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on Thursday, January 19, 2023:

This Proxy Statement is available on the Internet at www.proxydocs.com/SunAmerica. Any additional solicitation materials sent to shareholders will be made available at the same website.

PROPOSAL 1

ELECTION OF TRUSTEES

SHAREHOLDERS OF ALL PORTFOLIOS OF A TRUST VOTING TOGETHER

Background

Each Board currently consists of seven Trustees, six of whom are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of the Trusts and SunAmerica (the “Independent Trustees”). Garrett F. Bouton, Jane Jelenko, Gilbert T. Ray and Bruce G. Willison are Independent Trustees who were previously elected to the Board by the Trusts’ shareholders on March 24, 2014. Tracey C. Doi and Charles H. Self III are Independent Trustees who were appointed to each Board on March 5, 2021. Mr. John T. Genoy is deemed an “interested person” of the Trust (the “Interested Trustee”) due to his positions with SunAmerica and was appointed to each Board on October 5, 2021. Each Trustee currently serves an unlimited term, until his or her successor is duly elected and qualified, or until his or her death, resignation, retirement, removal or incapacity.

Each Board has nominated Mr. Willison and Ms. Jelenko for re-election to the Board and Messrs. Genoy and Self and Ms. Doi for election to the Board. In addition, each Board has nominated Martha B. Willis for election to succeed Mr. Bouton, who will retire once Ms. Willis is elected and begins service on the Board. The Boards believe that the Trusts and the Portfolios’ shareholders would benefit from the expertise of Ms. Willis, who would be a valuable addition to the Boards and who would serve as an Independent Trustee immediately following the Special Meeting if elected. Similar to Mr. Bouton, Mr. Ray will also retire from each Board immediately after the conclusion of the Special Meeting, leaving one vacancy on each Board. Each Board may either fill the vacancy at a later date or it may choose to reduce the size of the Board. Each nominee has consented to serving as a Trustee of the Trusts if elected and has also consented to being named in this Proxy Statement. If all nominees are elected, each Board would be comprised of six Trustees, five of whom would be Independent Trustees. Each Trustee will hold office until his or her successor is duly elected and qualified, or until his or her death, resignation, retirement, removal or incapacity.

The Board is asking shareholders of the Trusts to elect the six nominees as Trustees so that all members of the Board will have been elected by the shareholders. The 1940 Act requires that immediately after any vacancy on a registered investment company’s board of directors is filled (in a manner other than election by shareholders), at least two-thirds of the directors then holding office have been elected by the fund’s shareholders. The 1940 Act also provides that in the event that at any time less than a majority of the directors of a fund are elected by shareholders, a shareholder meeting must be held as promptly as possible for the purpose of electing directors to fill any vacancies. If all six nominees are elected by shareholders at the Special Meeting, then in the event of any future vacancies, the remaining Trustees may appoint up to three additional Board members (assuming no subsequent changes to the composition of each Board).

In addition to the foregoing, in order to rely on certain exemptive rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”), the Trusts must comply with certain requirements, including the requirement that a majority of the Trustees on the Board be Independent Trustees. The Boards believe that it is in the best interests of the Trusts and their Portfolios’ shareholders, including owners of Variable Contracts indirectly invested in the Portfolios of the Trusts, to be able to rely on the exemptive rules. The Boards also believe that good governance practices involve having a majority of its members be Independent Trustees.

Information Regarding the Nominees

The following table lists the nominees for Trustee, their ages, current position(s) held with the Trusts, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Each nominee for Trustee was reviewed by the Nomination and Governance Committee (the “Nomination Committee”) of the Board of each Trust and nominated by the full Board. Bruce G. Willison serves as the Chair of each Board. Unless otherwise noted, the address of each Trustee is 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367. Information about the officers of the Trusts is provided in Exhibit A.

Name and Age	Position(s) Held With Trusts	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee or Nominee for Trustee(2), (3)	Other Directorship(s) Held By Trustee or Nominee for Trustee(4)
Independent Trustee Nominees
Tracey C. Doi Age: 61	Trustee	2021 – Present	Chief Financial Officer of Toyota Motor North America (2000-August 2022); Board Member, National Asian American Chamber of Commerce (2012-Present); Board Governor, Japanese Americ an National Museum (2005-Present); Board Member, 2020 Women on Boards (nonprofit leadership organization) (2017-Present); Board Member, National Association of Corporate Directors, North Texas (nonprofit leadership organization) (2020-Present).	80	Director, Quest Diagnostics (healthcare) (2021-Present); Director, City National Bank (banking) (2016-Present)

Jane Jelenko Age: 74	Trustee	2006 – Present	Retired Partner of KPMG LLP and Managing Director of BearingPoint, Inc. (formerly KPMG Consulting) (2003-Present).	80	Director, Countrywide Bank (banking) (2003-2008); Director, Cathay General Bancorp and Cathay Bank (banking) (2012-2018).

Charles H. Self III Age: 65	Trustee	2021 – Present	Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of iSectors (2014-Present); Chief Investment Officer of Sumnicht & Associates (2014-Present).	80	None.

Martha B. Willis Age: 62	Nominee for Trustee	N/A	President and Founder, MBW Consulting (August 2022-Present); Executive Vice President, Chief Marketing Officer of TIAA (June 2020-March 2022); Executive Vice President, Chief Marking Officer, Nuveen (May 2016-June 2020); Board Member, Nuveen UCITS funds (investment funds) (2019-2021).	80	None.

Bruce G. Willison Age: 74	Trustee and Chairman	2001 – Present	Professor of Management, Anderson School at UCLA (1999-2011); Dean, Anderson School at UCLA (1999-2005); co-founder, Grandpoint Capital, Inc. (2009-2010).	80	Director, Grandpoint Bank (banking) (2011-Present); Director, Indy Mac Bancorp (banking) (2003-2008); Director, Move, Inc. (internet real estate site) (2003-Present); Director, Health Net, Inc. (health insurance plan) (2000-2016).

Name and Age	Position(s) Held With Trusts	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee or Nominee for Trustee(2), (3)	Other Directorship(s) Held By Trustee or Nominee for Trustee(4)
Interested Trustee Nominee
John T. Genoy(5) Age: 53	Nominee for Trustee and President	2021 – Present	President (since 2021) and Chief Operating Officer (since 2006), SunAmerica; Chief Financial Officer and Director, SunAmerica (2002-2021); Senior Vice President, SunAmerica (2004-2021).	80	None.

(1)	Trustees serve until their successors are duly elected and qualified.
(2)

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes SAST (61 portfolios); SST (19 portfolios); and VALIC Company I (36 funds).

(3)	Number includes SAST (61 portfolios) and SST (19 portfolios).
(4)

Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

(5)	Mr. Genoy is considered to be an Interested Trustee based on his positions with SunAmerica.

Boards’ Consideration of Each Nominee’s Qualifications, Experience, Attributes or Skills

The Board of each Trust believes that the significance of each nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience or knowledge that is important for one nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single factor being a controlling factor. Among the attributes common to all nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees (in the case of nominees who currently serve as Trustees), SunAmerica, subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trusts (in the case of nominees who currently serve as Trustees) and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Additional information about each Trustee is set forth below, which supplements the information provided in the tables above and describes some of the specific experiences, qualifications, attributes, or skills that each nominee possesses that the Board of each Trust believes prepares them to be effective Trustees.

Independent Trustees

Bruce G. Willison. Mr. Willison has served as a Trustee since 2001, and Chairman of the Board of each Trust since January 1, 2006. He has more than 25 years of experience in the banking industry. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management responsibility for investment management, and his experience serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.

Tracey C. Doi. Ms. Doi has served as a Trustee since 2021. She has more than 20 years of executive and business experience. Ms. Doi also has broad corporate governance experience from serving on multiple corporate boards.

Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for 25 years. She was the national industry director for the banking and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She is a director of the Music Center-Los Angeles Performing Arts Center, the Gabriella Axelrad Education Foundation, and the Constitutional Rights Foundation (emeritus). She is the President and Director of the Center Dance Arts. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.

Charles H. Self III. Mr. Self has served as a Trustee since 2021. He has over 30 years of experience in the investment management industry, including serving as a Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of an investment management firm.

Martha B. Willis. Ms. Willis is nominated as a new Trustee. She has over 40 years of experience in the financial services industry, including serving as Executive Vice President and Chief Marketing Officer of TIAA and Nuveen from 2016 to 2022, where she led the enterprise marketing, branding and corporate communications teams across TIAA Retirement, TIAA Bank and Nuveen. She served as director and chair of Nuveen’s UCITS funds from 2019 to 2021. She also previously served as Chief Marketing Officer of OppenheimerFunds from 2009 to 2016.

Interested Trustee

John T. Genoy. Mr. Genoy has served as a Trustee since 2021. He currently serves as President and Chief Operating Officer of SunAmerica and President of the Trusts. He joined SunAmerica in 1995. Prior to joining SunAmerica, he was a member of the financial services group at PricewaterhouseCoopers LLP. Mr. Genoy received a B.S. in accounting from Villanova University and is a Certified Public Accountant.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Trusts and their Portfolios rests with the Boards. The Trusts, on behalf of the Portfolios, have engaged SunAmerica and for certain Portfolios, have engaged a subadviser, to manage the Portfolios on a day-to-day basis. The Board of each Trust is responsible for overseeing SunAmerica, the subadvisers and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Portfolio’s investment objectives and strategies. The Board of each Trust is presently composed of seven members, six of whom are Independent Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Trustees also meet at least quarterly in executive sessions, at which no trustee who is an interested person of SunAmerica is present. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board of each Trust has appointed Mr. Willison, an Independent Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board of each Trust has established three committees, i.e., Audit Committee, Nomination Committee and Ethics Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from time to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination Committee and the Board of each Trust as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board of each Trust has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of each Board’s general oversight of its Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ subadvisers and other service providers in connection with the services they provide to the Portfolios. Each of SunAmerica, the subadvisers and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the subadvisers and the Portfolios’ other service providers (including SAST’s distributor and the Trusts’ transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board of each Trust recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board of each Trust may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The Trusts pay no salaries or compensation to any of their officers, all of whom are officers or employees of SunAmerica or its affiliates. For each Trust, an annual fee and expenses are paid to each Trustee who is not an officer or employee of American General Life Insurance Company or its affiliates for attendance at meetings of the Board. Effective January 1, 2020, the annual fee of $195,000 increased to $205,000. Trustees are compensated $2,500 for special in-person or telephonic Board meetings. The Independent Chairman receives an additional retainer fee of $67,500. These expenses are allocated on the basis of the relative net assets of each Portfolio of the Trusts. All other Trustees receive no remuneration from the Trusts.

Each Independent Trustee serves on each Committee of a Trust’s Board and Mr. Genoy serves on the Ethics Committee of each Trust’s Board. Members of each Committee serve without compensation, except that Ms. Jelenko, as Audit Committee Chair, receives an additional retainer fee of $12,500 and Mr. Ray, as Nomination Committee Chair, receives an additional retainer fee of $7,500.

The Audit Committee is charged with selecting, overseeing and setting the compensation of the Portfolios’ independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Portfolios and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Board of each Trust has adopted an Audit Committee charter, a copy of which is found in Exhibit B. The Audit Committee met 4 times in each SST Portfolio’s most recent fiscal year and 5 times in each SAST Portfolio’s most recent fiscal year.

The Nomination Committee of the Board of each Trust recommends to the Trustees those persons to be nominated as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by the Trustees to the Board between shareholders’ meetings. The Nomination Committee of each Trust will consider any candidate for Trustee recommended by a current shareholder if required by law to do so.

Any such recommendation must contain sufficient background information concerning the candidate to enable the Nomination Committee to make a proper judgment as to the candidate’s qualification. Recommendations from shareholders must be submitted in writing and addressed to the Nomination Committee and the Secretary of the Trust at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. The Nomination Committee reviews at least annually the independence of the Independent Trustees and the independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its Committees and monitors and evaluates the functioning of the Committees. The Nomination Committee met 3 times in each SST Portfolio’s most recent fiscal year and 3 times in each SAST Portfolio’s most recent fiscal year.

The Board of each Trust has adopted a Nomination Committee charter, a copy of which is found in Exhibit C. Under the charter, the Nomination Committee evaluates candidates’ qualifications for Board membership and their independence from the Trusts’ manager or investment adviser, any subadvisers, and other principal service providers. Those persons selected by the Nomination Committee must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee also considers the effect of any relationship beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with managers, investment advisers, subadvisers or service providers). In addition, the Nomination Committee determines, at least annually, whether or not to adopt or amend, as appropriate, policies and procedures regarding nominations of Trustees, including any procedures for nominations from shareholders. At this time, the Nomination Committee of each Board has determined that it is not necessary to adopt policies and procedures for nominations from shareholders.

The Ethics Committee is responsible for applying the code of ethics applicable to the Trusts’ Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the code of ethics in any particular situation. The Ethics Committee will inform the Boards of violations or waivers to the Trusts’ code of ethics, as appropriate. Mr. Willison serves as the Chair of the Ethics Committee. The Ethics Committee met 2 times in each SST Portfolio’s most recent fiscal year and 2 times in each SAST Portfolio’s most recent fiscal year.

Compensation of Independent Trustees

The following table sets forth the aggregate compensation paid to each Independent Trustee by each Trust for his/her service as Trustee during its most recently completed fiscal year(s) and by the Trusts and/or other registered investment companies in the Fund Complex for the most recently completed calendar year. Interested Trustees are not eligible for compensation or retirement benefits and thus, are not shown below.

Name of Trustee	Aggregate Compensation from SST(1)	Aggregate Compensation from SAST(2)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from Trust and Fund Complex Paid to Trustee(3)
Tracey C Doi	$22,150	$190,350	N/A	$212,500
Jane Jelenko	$23,134	$198,741	N/A	$221,875
Charles H. Self III	$22,150	$190,350	N/A	$212,500
Bruce G. Willison	$29,267	$250,733	N/A	$280,000

(1)	Information is furnished as of the fiscal year ended March 31, 2022.
(2)	Information is furnished as of the fiscal years ended December 31, 2021 and January 31, 2022.
(3)	Includes the Trusts.

Trustee Ownership of Portfolio Shares

The following table shows the dollar range of shares beneficially owned by the Trustee nominees that they are nominated to oversee as of September 30, 2022.

Name of Trustee or Nominee	Dollar Range of Equity Securities in SST	Dollar Range of Equity Securities in SAST	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee or Nominee in Family(1)
Independent Trustees/Nominees:
Tracey C. Doi	None	None	None
Jane Jelenko	None	None	None
Charles H. Self III	None	None	None
Bruce G. Willison	None	None	None
Interested Trustee/Nominee:
John T. Genoy	None	None	None

(1)	Includes SST (19 portfolios) and SAST (61 portfolios).

As of September 30, 2022, the Trustees and officers of the Trusts owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trusts which they oversee (or are nominated to oversee).

As of September 30, 2022, no Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in SunAmerica, any subadviser or the distributor or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

Shareholder Communications with the Boards

Shareholders wishing to communicate with members of a Board may submit a written communication to the Board of Trustees, c/o the Secretary of Seasons Series Trust or SunAmerica Series Trust, as applicable, at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311.

Other Board-Related Matters

During SST’s fiscal year ended March 31, 2022, the Board held six meetings (including regularly scheduled and special meetings), and each Trustee, other than Mr. Genoy, proposed for election or re-election at the Special Meeting who currently serves on the Board attended at least 75% of the meetings of the Board and all committees of which he or she was a member. During SAST’s fiscal years ended December 31, 2021 and January 31, 2022, the Board held seven meetings (including regularly scheduled and special meetings), and each Trustee, other than Mr. Genoy, proposed for election or re-election at the Special Meeting who currently serves on the Board attended at least 75% of the meetings of the Board and all committees of which he or she was a member.

Fees Paid to Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm for the Portfolios. In addition, PwC prepares each Portfolio’s federal and state annual income tax returns and provides certain non-audit services. The Audit Committee of each Board has selected PwC as the Portfolios’ independent registered public accounting firm for the current fiscal year and such selection has been ratified by the Board. Representatives of PwC are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PwC has informed the Trusts that it has no material direct or indirect financial interest in any Portfolio.

The table below sets forth the aggregate fees billed by PwC for each Portfolio’s most recent two fiscal years for (1) professional services rendered for audit services, including the audit or review of each Portfolio’s financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (2) audit-related services reasonably related to the audit or review of each Portfolio’s financial statements not reported under (1); (3) professional services rendered for tax compliance, tax advice, and tax planning; and (4) other products and services not reported under (1) through (3).

Portfolio	Fiscal Year	Audit Services	Audit- Related Services	Tax Services	Other Services
SAST – SA AB Growth Portfolio	2022	$35,359	$0	$7,860	$0
	2021	$34,706	$0	$7,460	$0

SAST – SA AB Small & Mid Cap Value Portfolio	2022	$35,359	$0	$8,406	$0
	2021	$34,706	$0	$7,995	$0

SAST – SA American Funds Asset Allocation Portfolio	2021	$20,636	$0	$7,722	$0
	2020	$20,231	$0	$12,631	$0

SAST – SA American Funds Global Growth Portfolio	2021	$20,636	$0	$13,134	$0
	2020	$20,231	$0	$12,631	$0

SAST – SA American Funds Growth Portfolio	2021	$20,636	$0	$7,722	$0
	2020	$20,231	$0	$7,325	$0

SAST – SA American Funds Growth-Income Portfolio	2021	$20,636	$0	$7,722	$0
	2020	$20,231	$0	$7,325	$0

SAST – SA American Funds VCP Managed Allocation Portfolio	2021	$20,636	$0	$7,722	$0
	2020	$20,231	$0	$12,631	$0

SAST – SA BlackRock Multi-Asset 70/30 Portfolio	2022	$38,282	$0	$13,272	$0
	2021	$30,056	$0	$13,541	$0

SAST – SA BlackRock VCP Global Multi Asset Portfolio	2022	$38,469	$0	$16,031	$0
	2021	$37,757	$0	$15,471	$0

SAST – SA DFA Ultra Short Bond Portfolio	2022	$41,812	$0	$7,722	$0
	2021	$41,039	$0	$7,325	$0

SAST – SA Emerging Markets Equity Index Portfolio	2022	$38,280	$0	$8,433	$0
	2021	$37,571	$0	$8,022	$0

SAST – SA Federated Hermes Corporate Bond Portfolio	2022	$47,748	$0	$7,860	$0
	2021	$46,864	$0	$7,460	$0

SAST – SA Fidelity Institutional AM® International Growth Portfolio	2022	$38,282	$0	$8,433	$0
	2021	$37,573	$0	$13,328	$0

SAST – SA Fidelity Institutional AM® Real Estate Portfolio	2022	$35,352	$0	$10,592	$0
	2021	$34,698	$0	$10,138	$0

SAST – SA Fixed Income Index Portfolio	2022	$38,467	$0	$8,485	$0
	2021	$37,756	$0	$8,073	$0

SAST – SA Fixed Income Intermediate Index Portfolio	2022	$38,313	$0	$8,485	$0
	2021	$37,605	$0	$8,073	$0

SAST – SA Franklin BW U.S. Large Cap Value Portfolio	2022	$35,358	$0	$7,860	$0
	2021	$34,704	$0	$7,460	$0

SAST – SA Franklin Small Company Value Portfolio	2022	$35,360	$0	$7,860	$0
	2021	$34,706	$0	$7,460	$0

Portfolio	Fiscal Year	Audit Services	Audit- Related Services	Tax Services	Other Services
SAST – SA Franklin Systematic U.S. Large Cap Core Portfolio	2022	$38,282	$0	$7,860	$0
	2021	$37,573	$0	$12,766	$0

SAST – SA Franklin Systematic U.S. Large Cap Value Portfolio	2022	$35,349	$0	$7,860	$0
	2021	$34,696	$0	$7,460	$0

SAST – SA Franklin Tactical Opportunities Portfolio	2022	$38,467	$0	$14,063	$0
	2021	$37,756	$0	$13,541	$0

SAST – SA Global Index Allocation 60/40 Portfolio	2022	$25,515	$0	$13,134	$0
	2021	$25,043	$0	$12,631	$0

SAST – SA Global Index Allocation 75/25 Portfolio	2022	$25,515	$0	$13,134	$0
	2021	$25,043	$0	$12,631	$0

SAST – SA Global Index Allocation 90/10 Portfolio	2022	$25,515	$0	$7,722	$0
	2021	$25,043	$0	$12,631	$0

SAST – SA Goldman Sachs Global Bond Portfolio	2022	$59,349	$0	$8,485	$0
	2021	$58,252	$0	$8,073	$0

SAST – SA Goldman Sachs Multi-Asset Insights Portfolio	2022	$38,313	$0	$14,063	$0
	2021	$37,606	$0	$13,541	$0

SAST – SA Index Allocation 60/40 Portfolio	2022	$25,692	$0	$7,722	$0
	2021	$25,217	$0	$12,631	$0

SAST – SA Index Allocation 80/20 Portfolio	2022	$25,692	$0	$7,722	$0
	2021	$25,217	$0	$7,325	$0

SAST – SA Index Allocation 90/10 Portfolio	2022	$25,692	$0	$7,722	$0
	2021	$25,217	$0	$7,325	$0

SAST – SA International Index Portfolio	2022	$38,467	$0	$8,433	$0
	2021	$37,756	$0	$8,022	$0

SAST – SA Invesco Growth Opportunities Portfolio	2022	$35,361	$0	$7,860	$0
	2021	$34,706	$0	$7,460	$0

SAST – SA Invesco Main Street Large Cap Portfolio	2022	$35,358	$0	$7,860	$0
	2021	$34,704	$0	$7,460	$0

SAST – SA Janus Focused Growth Portfolio	2022	$35,360	$0	$7,860	$0
	2021	$34,706	$0	$7,460	$0

SAST – SA JPMorgan Diversified Balanced Portfolio	2022	$50,226	$0	$10,290	$0
	2021	$49,298	$0	$9,842	$0

SAST – SA JPMorgan Emerging Markets Portfolio	2022	$45,986	$0	$8,433	$0
	2021	$45,135	$0	$8,022	$0

SAST – SA JPMorgan Equity-Income Portfolio	2022	$35,360	$0	$8,406	$0
	2021	$34,706	$0	$7,995	$0

SAST – SA JPMorgan Global Equities Portfolio	2022	$45,812	$0	$8,979	$0
	2021	$44,965	$0	$8,557	$0

SAST – SA JPMorgan MFS Core Bond Portfolio	2022	$77,115	$0	$8,651	$0
	2021	$75,691	$0	$8,235	$0

SAST – SA JPMorgan Mid-Cap Growth Portfolio	2022	$35,360	$0	$7,860	$0
	2021	$34,706	$0	$7,460	$0

SAST – SA Large Cap Growth Index Portfolio	2022	$38,280	$0	$10,045	$0
	2021	$37,571	$0	$9,602	$0

Portfolio	Fiscal Year	Audit Services	Audit- Related Services	Tax Services	Other Services
SAST – SA Large Cap Index Portfolio	2022	$37,282	$0	$10,836	$0
	2021	$36,591	$0	$10,378	$0

SAST – SA Large Cap Value Index Portfolio	2022	$38,280	$0	$9,499	$0
	2021	$37,571	$0	$9,067	$0

SAST – SA MFS Blue Chip Growth Portfolio	2022	$35,361	$0	$8,406	$0
	2021	$34,706	$0	$7,995	$0

SAST – SA MFS Massachusetts Investors Trust Portfolio	2022	$35,359	$0	$7,860	$0
	2021	$34,705	$0	$7,460	$0

SAST – SA MFS Total Return Portfolio	2022	$40,595	$0	$10,125	$0
	2021	$39,844	$0	$9,681	$0

SAST – SA Mid Cap Index Portfolio	2022	$38,467	$0	$10,592	$0
	2021	$37,756	$0	$10,138	$0

SAST – SA Morgan Stanley International Equities Portfolio	2022	$48,084	$0	$8,433	$0
	2021	$47,195	$0	$8,022	$0

SAST – SA PIMCO RAE International Value Portfolio	2022	$45,986	$0	$8,433	$0
	2021	$45,136	$0	$8,022	$0

SAST – SA PIMCO VCP Tactical Balanced Portfolio	2022	$50,923	$0	$14,391	$0
	2021	$49,980	$0	$13,863	$0

SAST – SA PineBridge High-Yield Bond Portfolio	2022	$61,763	$0	$7,860	$0
	2021	$60,620	$0	$7,460	$0

SAST – SA Putnam International Growth and Income Portfolio	2022	$47,736	$0	$8,433	$0
	2021	$46,854	$0	$8,022	$0

SAST – SA Schroders VCP Global Allocation Portfolio	2022	$38,469	$0	$10,619	$0
	2021	$37,757	$0	$15,471	$0

SAST – SA Small Cap Index Portfolio	2022	$38,467	$0	$10,592	$0
	2021	$37,756	$0	$10,138	$0

SAST – SA T. Rowe Price Asset Allocation Growth Portfolio	2022	$38,313	$0	$8,651	$0
	2021	$37,606	$0	$13,541	$0

SAST – SA T. Rowe Price VCP Balanced Portfolio	2022	$38,469	$0	$11,711	$0
	2021	$37,757	$0	$16,541	$0

SAST – SA VCP Dynamic Allocation Portfolio	2022	$28,087	$0	$8,979	$0
	2021	$27,568	$0	$8,557	$0

SAST – SA VCP Dynamic Strategy Portfolio	2022	$28,087	$0	$8,979	$0
	2021	$27,568	$0	$8,557	$0

SAST – SA VCP Index Allocation Portfolio	2022	$25,539	$0	$13,134	$0
	2021	$25,067	$0	$12,631	$0

SAST – SA Wellington Capital Appreciation Portfolio	2021	$36,843	$0	$7,849	$0
	2020	$36,735	$0	$7,907	$0

SAST – SA Wellington Government and Quality Bond Portfolio	2021	$49,710	$0	$8,247	$0
	2020	$49,783	$0	$8,297	$0

SAST – SA Wellington Strategic Multi-Asset Portfolio	2021	$52,605	$0	$8,247	$0
	2020	$52,717	$0	$8,297	$0

SST – SA Allocation Balanced Portfolio	2022	$23,799	$0	$7,722	$0
	2021	$23,333	$0	$12,631	$0

Portfolio	Fiscal Year	Audit Services	Audit- Related Services	Tax Services	Other Services
SST – SA Allocation Growth Portfolio	2022	$23,799	$0	$7,722	$0
	2021	$23,333	$0	$7,325	$0

SST – SA Allocation Moderate Growth Portfolio	2022	$23,799	$0	$7,722	$0
	2021	$23,333	$0	$12,631	$0

SST – SA Allocation Moderate Portfolio	2022	$23,799	$0	$7,722	$0
	2021	$23,333	$0	$13,631	$0

SST – SA American Century Inflation Protection Portfolio	2022	$52,961	$0	$8,485	$0
	2021	$51,922	$0	$8,073	$0

SST – SA Columbia Focused Value Portfolio	2022	$33,845	$0	$7,860	$0
	2021	$33,181	$0	$7,460	$0

SST – SA Multi-Managed Diversified Fixed Income Portfolio	2022	$57,036	$0	$8,651	$0
	2021	$55,918	$0	$8,235	$0

SST – SA Multi-Managed Growth Portfolio	2022	$53,169	$0	$11,376	$0
	2021	$52,126	$0	$10,907	$0

SST – SA Multi-Managed Income Portfolio	2022	$53,169	$0	$9,202	$0
	2021	$52,126	$0	$8,776	$0

SST – SA Multi-Managed Income/Equity Portfolio	2022	$53,169	$0	$9,202	$0
	2021	$52,126	$0	$8,776	$0

SST – SA Multi-Managed International Equity Portfolio	2022	$49,285	$0	$8,433	$0
	2021	$48,319	$0	$8,022	$0

SST – SA Multi-Managed Large Cap Growth Portfolio	2022	$38,356	$0	$10,045	$0
	2021	$37,604	$0	$9,602	$0

SST – SA Multi-Managed Large Cap Value Portfolio	2022	$38,356	$0	$9,499	$0
	2021	$37,604	$0	$9,067	$0

SST – SA Multi-Managed Mid Cap Growth Portfolio	2022	$38,356	$0	$10,045	$0
	2021	$37,604	$0	$9,602	$0

SST – SA Multi-Managed Mid Cap Value Portfolio	2022	$38,356	$0	$10,592	$0
	2021	$37,604	$0	$10,137	$0

SST – SA Multi-Managed Moderate Growth Portfolio	2022	$53,169	$0	$11,376	$0
	2021	$52,126	$0	$10,907	$0

SST – SA Multi-Managed Small Cap Portfolio	2022	$38,885	$0	$10,592	$0
	2021	$38,123	$0	$10,137	$0

SST – SA Putnam Asset Allocation Diversified Growth Portfolio	2022	$56,828	$0	$11,376	$0
	2021	$55,714	$0	$10,907	$0

SST – SA T. Rowe Price Growth Stock Portfolio	2022	$38,355	$0	$7,860	$0
	2021	$37,604	$0	$7,460	$0

There were no fees for audit-related services, tax services or other services approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X for the 2021 or 2022 fiscal years. Fees for audit-related services, tax services or other services required to be approved by the Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X for the 2021 and 2022 fiscal years were $309,361 and $515,090, respectively.

There were no fees billed by PwC to SunAmerica or any entity controlling, controlled by, or under common control with SunAmerica (the “SunAmerica Affiliates”) for the 2021 or 2022 fiscal years that are required by Rule 2-01(c)(7)(i) to be pre-approved by the Audit Committee.

The Audit Committee pre-approves all audit services provided by PwC to the Trusts and approves all non-audit services provided by PwC to the Trusts, SunAmerica, and SunAmerica Affiliates, if an engagement by SunAmerica or a SunAmerica Affiliate relates directly to the operations and financial reporting of the Trusts. The Audit Committee has not established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full Audit Committee. Certain de minimis exceptions are permitted for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X.

No fees billed to the Trusts, SunAmerica or SunAmerica Affiliates for audit-related services, tax services, or other services were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

PwC billed aggregate fees for non-audit services rendered to SST, SunAmerica, and SunAmerica Affiliates that provide ongoing services to SST of $961,264 for the 2021 fiscal year and $412,084 for the 2022 fiscal year. It billed aggregate fees for non-audit services rendered to SAST, SunAmerica, and SunAmerica Affiliates that provide ongoing services to SAST of $859,759 for the 2021 fiscal year and $1,497,613 for the 2022 fiscal year. It billed aggregate fees for non-audit services rendered to the SAST Master Feeder Portfolios, SAST Wellington Portfolios, SunAmerica, and SunAmerica Affiliates that provide ongoing services to the SAST Master Feeder Portfolios and SAST Wellington Portfolios of $362,079 for the 2020 fiscal year and $1,035,382 for the 2021 fiscal year. The Audit Committee was not required to consider whether non-audit services provided by PwC to SunAmerica, or to SunAmerica Affiliates that provide ongoing services to the Trusts, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, were compatible with maintaining PwC’s independence.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH NOMINEE TO THE BOARD OF YOUR TRUST.

PROPOSAL 2

APPROVAL OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS

SHAREHOLDERS OF THE PORTFOLIOS VOTING SEPARATELY WITH RESPECT TO THEIR PORTFOLIO

Background

As required by the 1940 Act, each Trust’s current investment advisory and management agreement with SunAmerica automatically terminates in the event of an assignment, which includes a direct or indirect transfer of a controlling block of the voting securities of SunAmerica. This provision effectively requires a Portfolio’s shareholders to vote on a new investment advisory and management agreement if SunAmerica experiences a transfer of a controlling block of its voting securities for purposes of the 1940 Act.

As discussed above, it is anticipated that one or more of the transactions contemplated by the Separation Plan will ultimately be deemed a Change of Control Event resulting in the automatic termination of SunAmerica’s existing investment advisory and management agreements (the “Current Advisory Agreements”) and subadvisory agreements, although AIG and Corebridge believe that Corebridge’s initial public offering did not result in a Change of Control Event. In order to ensure that the existing investment advisory and subadvisory services can continue uninterrupted, the Board of each Trust has approved a new investment advisory and management agreement with SunAmerica in connection with the Separation Plan. Shareholders are being asked to approve each new investment advisory and management agreement with SunAmerica, the Portfolios’ current investment adviser, (collectively, such new advisory agreements, the “Proposed Agreements”), which would be effective after the first Change of Control Event that occurs after shareholder approval. As part of Proposal 2, shareholders are also voting to approve any future advisory agreements with SunAmerica (the “Future Agreements” and together with the Proposed Agreements, the “New Advisory Agreements”) if there are subsequent Change of Control Events arising from completion of the Separation Plan that terminate the Proposed Agreements after the first Change of Control Event.

If there is a change from the facts described in this Proxy Statement that is material to shareholders of the Portfolios in the context of a vote on an advisory agreement, any shareholder approval received at the Special Meeting would no longer be valid to approve Future Agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by SunAmerica in consultation with counsel to the Trusts and reviewed by the Boards. If an investment advisory and management agreement were to terminate without valid shareholder approval, the Boards and the shareholders of each Portfolio may be asked to approve new investment advisory and management agreements to permit SunAmerica to continue to provide services to the Portfolios.

Information about SunAmerica

SunAmerica is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. SunAmerica serves as investment adviser and manager for all of the Portfolios of each Trust. SunAmerica selects the subadvisers for the Portfolios, oversees the subadvisers’ management of the Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SunAmerica is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $68.9 billion as of June 30, 2022. SunAmerica is an indirect, majority-owned subsidiary of American General Life Insurance Company (“AGL”). AGL is a stock life insurance company organized under the laws of the state of Texas and is located at 2727-A Allen Parkway, Houston, Texas 77019. It is an indirect, wholly-owned subsidiary of Corebridge. Corebridge is currently a direct, majority-owned subsidiary of AIG and is located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367.

The following table lists the names and principal occupations of SunAmerica’s principal executive officers and directors. The business address of each person listed below is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311.

Name	Principal Occupation
Gregory N. Bressler	Senior Vice President, General Counsel, Chief Legal Officer and Assistant Secretary
Frank P. Curran	Senior Vice President and Controller
John T. Genoy	Director, President and Chief Operating Officer of SunAmerica; Vice President, AIG Capital Services, Inc.; Vice President, Chief Financial Officer & Controller, AIG Fund Services, Inc. (“AFS”).
Matthew J. Hackethal	Chief Compliance Officer and Vice President
Todd McGrath

Director of SunAmerica. Director, AFS; President and Director, VALIC Retirement Services Company; Chief Administrative Officer, AIG Life Holdings, Inc.; Chief Operating Officer and Executive Vice President, The Variable Annuity Life Insurance Company.

Bryan Pinsky	Director of SunAmerica. Senior Vice President, American General Life Insurance Company & The United States Life Insurance Company in the City of New York.

Description of the New Advisory Agreements

The description of each Proposed Agreement that follows is qualified entirely by reference to the applicable form of each type of Proposed Agreement included in Exhibit D to this Proxy Statement. Each Portfolio to which the respective form relates is also set forth in Exhibit D. (As indicated below, the advisory fee rate for each Portfolio is provided in Exhibit E.) For purposes of this subsection, references to the Proposed Agreement of a Trust include the Future Agreement for that Trust and its respective Portfolios. Each Proposed Agreement is substantially identical in all material respects to the applicable Current Advisory Agreement, except for new effective and termination dates, revisions to the compensation provision to clarify the advisory fee computation method and to delete expense guarantee limitation language, and the addition of a governing law provision, a notices provision and counterparts language. In addition, SAST’s Proposed Agreement has been revised to delete certain terms that are no longer applicable to any of the Portfolios and to provide that SunAmerica, in performing its duties, will evaluate and monitor each subadviser, allocate the portion of each Portfolio’s assets to be managed by each subadviser, and recommend changes of or the addition of subadvisers when appropriate. SAST’s Proposed Agreement has also been revised to provide that, subject to Board approval, SunAmerica may terminate and hire subadvisers and amend subadvisory agreements. Each Proposed Agreement would become effective after the first Change of Control Event resulting from the Separation Plan that occurs after shareholder approval, and each Future Agreement would become effective upon a subsequent Change of Control Event resulting from the Separation Plan. The material terms of each Proposed Agreement are discussed in more detail below.

Services

No changes to the services provided by SunAmerica as specified under the Current Advisory Agreements are proposed in connection with Proposal 2.

Both the Current Advisory Agreement and the Proposed Agreement of each Trust provide that SunAmerica shall manage the affairs of the Trust, either by taking such actions itself or by delegating its duties to a subadviser pursuant to a written subadvisory agreement. Such duties include, but are not limited to, continuously providing the Trust with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Portfolio of the Trust and making purchases and sales of securities on behalf of each Portfolio. In addition, in performing such duties, SunAmerica shall provide office space, bookkeeping, accounting, clerical, secretarial and administrative services; be responsible for the financial and accounting records required to be maintained by each Portfolio; and oversee the performance of services provided to each Portfolio by others.

Appointment of Subadvisers

No changes to the authority of SunAmerica to appoint subadvisers are proposed in connection with Proposal 2.

Both the Current Advisory Agreement and Proposed Agreement of each Trust permit SunAmerica to delegate certain of its duties with respect to a Portfolio to a subadviser pursuant to a written subadvisory agreement in accordance with the 1940 Act.

SunAmerica and each Trust rely on an exemptive order from the SEC that permits SunAmerica to enter into and materially amend subadvisory agreements with unaffiliated subadvisers without obtaining shareholder approval (the “SunAmerica Order”). The SunAmerica Order applies to each Trust and each of its Portfolios and is subject to certain conditions, including the requirement that the Board, including a majority of Independent Trustees, approve any new subadvisory agreement or material amendment to a subadvisory agreement and that SunAmerica send shareholders an information statement complying with the conditions of Regulation 14C under the Securities Exchange Act of 1934, as amended, within 60 days after the retention of a new subadviser or a material amendment to an existing subadvisory agreement.

As with the Current Advisory Agreement of each Trust, the current subadvisory agreements between SunAmerica and any subadvisers with respect to a Portfolio will automatically terminate upon any Change of Control Event. SunAmerica and each Trust expect to rely on the SunAmerica Order to enter into new subadvisory agreements with the current, unaffiliated subadvisers to the Portfolios.

Expenses

No changes to the expenses provisions of the Current Advisory Agreements are proposed in connection with Proposal 2.

Both the Current Advisory Agreement and Proposed Agreement of each Trust provide that SunAmerica shall pay all of its expenses arising from the performance of its obligations under the Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of SunAmerica. SunAmerica shall not be required to pay any other expenses of the Trust, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of SunAmerica or its affiliates, membership dues in the Investment Company Institute, insurance premium dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

Contractual Advisory Fees

No changes in the contractual advisory fees for the Portfolios are proposed in connection with Proposal 2. Exhibit E includes the fee schedules for each Portfolio. Exhibit F provides information on the compensation paid to SunAmerica by each registered investment company with an investment objective similar to the investment objectives of the Portfolios.

Liability

No changes to the liability provisions of the Current Advisory Agreements are proposed in connection with Proposal 2.

Both the Current Advisory Agreement and Proposed Agreement of each Trust provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) thereunder on the part of SunAmerica (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with SunAmerica), SunAmerica shall not be subject to liability to the Trust or to any other person for any act or omission in the course of, or connected with, rendering services thereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which the Agreement relates, except to the extent specified in the 1940 Act. Furthermore, except for such disabling conduct or liability under Section 36(b) of the 1940 Act, the Trust shall indemnify SunAmerica (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with SunAmerica) from any liability arising from SunAmerica’s conduct under the Agreement.

Term and Continuance

No changes to the term and continuance provisions of the Current Advisory Agreements are proposed in connection with Proposal 2. The Current Advisory Agreement and Proposed Agreement of each Trust would differ only to the extent of their effective and termination dates.

If approved by shareholders, each Proposed Agreement will be effective after the first Change of Control Event resulting from the Separation Plan that occurs after shareholder approval or any subsequent Change of Control Event resulting from the Separation Plan in the case of a Future Agreement. After an initial two-year term, each Proposed Agreement would continue in effect from year to year thereafter so long as such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of a Portfolio with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal.

Termination

No changes to the termination provisions of the Current Advisory Agreements are proposed in connection with Proposal 2.

Both the Current Advisory Agreement and Proposed Agreement of each Trust provide that the Agreement may be terminated at any time as to a Portfolio, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio on sixty (60) days’ written notice to SunAmerica. Similarly, SunAmerica may terminate the Agreement without penalty on like notice to the Trust upon the conditions specified in the Agreement. Each Agreement automatically terminates upon assignment.

For more information on when the Current Advisory Agreements were last approved by shareholders, see Exhibit E.

Factors Considered by the Board1

The Board, including the Independent Trustees, met on September 22, 2022 and October 13, 2022 (collectively, the “Board Meeting”) to evaluate, among other matters, the Separation Plan, and to determine whether to approve the New Advisory Agreements for each Trust, on behalf of its respective Portfolios, and to recommend approval to the Portfolios’ shareholders. At the Board Meeting and throughout the process of considering the Separation Plan, the Independent Trustees were assisted in their review, and were advised, by independent legal counsel and met with counsel in executive sessions separate from representatives of SunAmerica.

The Board was aware that the implementation of the Separation Plan may not result immediately in a Change of Control Event but also recognized that the Separation Plan contemplates a series of transactions that may be deemed to constitute one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and the Future Agreements that may become effective upon certain Change of Control Events in the future will allow the Portfolios to benefit from the continuation of services by SunAmerica and its affiliates throughout the implementation of the Separation Plan without the need for multiple shareholder meetings. The Board further considered that the expenses associated with obtaining shareholder approval of the New Advisory Agreements would be split equally between SunAmerica and the Trusts, in consideration of the fact that the proxy solicitation process will include multiple proposals, including proposals unrelated to the Separation Plan.

A substantial portion of the Board’s review was conducted in connection with its annual consideration of the renewal of the Current Advisory Agreements (the “Annual Renewals”), which also occurred during the Board Meeting. During the review process that led to its renewal of the Current Advisory Agreements, the Board considered that it was also being asked to consider approval of the New Advisory Agreements in connection with the Separation Plan.

Prior to the Board Meeting, the Independent Trustees requested certain detailed information from SunAmerica regarding the Separation Plan, the Trusts and the New Advisory Agreements, as well as the Annual Renewals, and reviewed the responses thereto. The Board communicated with senior representatives of SunAmerica regarding their personnel, operations and financial condition. The Board also reviewed the terms of the Separation Plan and considered its possible effects on the Portfolios and their shareholders. In this regard, the Trustees spoke with representatives of SunAmerica during the Board Meeting and, with respect to the Independent Trustees, in private sessions with their independent counsel to discuss the anticipated effects of the Separation Plan.

In connection with the Annual Renewals, the Board received materials related to certain factors used in its consideration whether to renew the Current Advisory Agreements. The Board also relied on this information in relation to its consideration whether to approve the New Advisory Agreements. Those factors included:

1.	the requirements of the Trusts in the areas of investment supervisory and administrative services;

2.

the nature, extent and quality of the investment advisory, administrative, operational and compliance services provided by SunAmerica, including a review of the investment performance of the Portfolios and oversight of the subadvisers;

3.

the size and structure of the investment advisory fee and any other material payments to SunAmerica and, in connection therewith, a review of the costs of services provided and the profits realized by SunAmerica and its affiliates from the relationship with the Trusts;

[1]	For purposes of this subsection, the term “Board” means the Boards of the Trusts.

4.	the expenses paid by each of the Portfolios, including their total operating expenses and any applicable expense limitation;

5.	the extent to which SunAmerica realizes economies of scale and shares them with the Trusts; and

6.	the organizational capability, resources, personnel and financial condition of SunAmerica and its affiliates.

In addition, the Board considered (a) the historical relationship between the Trusts and SunAmerica; (b) the possibility that services of the type required by the Trusts might be better obtained from other organizations; (c) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; and (d) the reasonableness of the amount of the fee retained by SunAmerica in light of the services provided by SunAmerica and the subadvisers.

In addition to the information the Board received and considered in approving the Current Advisory Agreements, SunAmerica also provided information relating to the New Advisory Agreements, including, but not limited to, the Separation Plan, any expected benefits and costs to shareholders of the Trusts, and the expected management and operation of SunAmerica after a Change of Control Event. The Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of SunAmerica and its affiliates that render administrative, distribution, compliance, and other services to the Trusts. The Independent Trustees were also provided with legal memoranda discussing their fiduciary duties related to the approval of the New Advisory Agreements as well as considerations relevant to the Separation Plan.

The Independent Trustees were separately represented by counsel that is independent of SunAmerica in connection with their consideration of approval of the New Advisory Agreements. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which their independent counsel provided guidance to the Independent Trustees. The Board and the Independent Trustees did not identify any single matter or particular data point that, in isolation, would be controlling in their decision to approve the New Advisory Agreements. Rather, the Board and the Independent Trustees considered the total mix of information provided. The following summary describes the key factors considered by the Board and the Independent Trustees and the conclusions that formed the basis for approving the New Advisory Agreements, in light of the legal advice furnished to them by independent legal counsel and their own business judgment. The following list of factors is not inclusive of all factors that were considered.

Nature, Quality and Extent of Services.

The Board, including the Independent Trustees, considered the nature, quality and extent of services provided by SunAmerica. In making its evaluation, the Board considered that SunAmerica acts as adviser for each Portfolio, manages the investment of portions of certain Portfolios’ assets, manages the daily business affairs of the Trust, obtains and evaluates economic, statistical and financial information to formulate and implement investment policies, and provides oversight with respect to the daily management of certain Portfolios’ assets, or a portion thereof, allocated to the subadvisers, subject to the Trustees’ oversight and control. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring Portfolio performance, selecting and replacing subadvisers, determining asset allocations among Portfolios with multiple subadvisers and ensuring that the subadvisers’ styles adhere to the prospectus and statement of additional information as well as other administrative, compliance and legal services.

The Board noted that SunAmerica is responsible for overseeing the performance of services by the Trusts’ custodian, transfer agent and dividend disbursing agent. The Board also noted that SunAmerica is responsible for the financial, legal and accounting records required to be maintained by each Portfolio and for the administration of the Trusts’ business affairs, including providing such office space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trusts or any Portfolio) and such executive and other personnel as may be necessary for the operations of each Portfolio. The Board considered that SunAmerica monitors and reviews the activities of third-party service providers that may provide additional administrative services. The Board also considered that no material changes in SunAmerica’s management or operations are expected as a result of the Separation Plan and that the Separation Plan is not expected to have an effect on SunAmerica’s performance or delivery of services under the New Advisory Agreements relative to SunAmerica’s performance or delivery of services under the Current Advisory Agreements.

In addition, the Board considered the key personnel of SunAmerica who are involved in the investment management, administration, compliance and risk management activities with respect to the Portfolios in addition to current and projected staffing levels and compensation practices. The Board also considered the compensation program for SunAmerica’s investment professionals. The Board considered that no material changes to any Portfolio’s investment management team or SunAmerica’s compensation practices are expected to occur as a result of the Separation Plan.

The Board considered SunAmerica’s reputation and long-standing relationship with the Portfolios and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board also considered the Trusts’ relationship with affiliated life insurance companies that offer the Portfolios through variable annuity and variable life insurance products. The Board considered SunAmerica’s experience in providing management and investment advisory and administrative services to advisory clients. The Board also considered SunAmerica’s code of ethics and its risk management process, and that SunAmerica has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Portfolios’ registration statement. The Board further considered that no material changes to SunAmerica’s risk management processes and compliance policies and procedures were expected to result from the anticipated change of control of SunAmerica.

The Board considered that the nature, extent and quality of the services provided to the Portfolios by SunAmerica were expected to remain unchanged after the change of control of SunAmerica that would result from the implementation of the Separation Plan.

Portfolio Fees and Expenses; Investment Performance

The Board, including the Independent Trustees, received and reviewed information regarding the Portfolios’ fees (actual or contractual management fees, subadvisory fees, non-management fees, and 12b-1 fees, if applicable), and expense ratios compared against such fees and expense ratios of the Expense Group/Universe for each Portfolio. Such fees and expense ratios were compared both before and after expense waivers, caps and reimbursements, if any. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees that it retained and determined that these amounts were reasonable in light of the services performed by SunAmerica and the subadvisers, respectively.

To assist in analyzing the reasonableness of the advisory and subadvisory fees, the Board received a report prepared independently by Broadridge Financial Solutions, Inc. (“Broadridge”) as well as information provided by management. The Board also considered advisory fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Portfolios it advises. Based on the information from Broadridge, the Board reviewed detailed information about peer groups of comparable mutual funds based on various factors such as the type of fund (those underlying variable insurance products), comparable investment objectives and strategies, among other factors. Referred to herein are Expense Groups and Performance Groups/Universes that represent those peer groups of funds used to compare expenses and performance, respectively. The Board also received performance data and expense information prepared by management.

The Trustees noted that the expense information as a whole was useful in assessing whether SunAmerica and the subadvisers were providing services at a cost that was competitive with other similar funds. The performance information included annualized returns for the period since inception and the one-, three-, five- and ten-year periods, as applicable, ended May 31, 2022 from Broadridge and performance information as of May 31, 2022 from management. On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to each Portfolio’s overall performance, performance relative to each Portfolio’s relevant benchmark and Morningstar and/or Broadridge peer groups, as applicable, and each subadviser’s performance within a Portfolio. The Board considered that management makes particular note of Portfolios that may require closer monitoring or potential corrective action by the Board.

As part of its review of the Portfolios’ fees and expenses and performance in connection with the Annual Renewals, the Board noted that it considered expense and performance information for each Portfolio provided by Broadridge and management in making its determination to renew the Current Advisory Agreements. For Portfolios with periods of relative underperformance, the Board considered management’s explanations of and plans to address that underperformance. The Board also reviewed Portfolios with higher expenses relative to their respective Expense Groups/Universes and considered management’s discussions in that regard. In particular, the Board considered management’s discussion of the Trusts’ multi-manager subadvisory management structure and its explanation that the structure results in increased advisory fees and expenses to these Portfolios but noted the potential benefits to this type of multi-manager strategy where the Portfolios have access to the expertise of multiple subadvisers and the varied investment techniques employed by each subadviser in connection with a Portfolio’s investment objectives/strategies. The Board also considered that the Separation Plan is not expected to result in any changes to the contractual investment advisory fees charged to the Portfolios, nor a reduction in any fee waiver or expense limitation agreed to by SunAmerica with respect to the Portfolios.

Ultimately, the Board and the Independent Trustees concluded that SunAmerica has a strong long-term record of effectively managing each of the Portfolios and monitoring the effectiveness of the contributions made by each of the subadvisers. The Board and the Independent Trustees further concluded that SunAmerica was applying appropriate discipline and oversight to ensure that each Portfolio adhered to its stated investment objective and strategies and that SunAmerica’s record in managing each Portfolio supported the conclusion that its continued management should benefit each Portfolio and its shareholders.

Cost of Services & Benefits Derived

With respect to indirect costs and benefits, the Board was informed, based on management’s judgment, that any indirect costs incurred by SunAmerica in connection with rendering investment advisory services to the Trusts were inconsequential to the analysis of the adequacy of the advisory fees, and that any collateral benefits derived as a result of providing advisory services to the Trusts did not impact the reasonableness of the advisory fee. The Board considered that the Trusts also pay VALIC Retirement Services Company, an affiliate of SunAmerica, a fee for transfer agency and related services.

Also in connection with the Annual Renewals, the Board considered that the Life Companies may benefit as a result of their direct ownership of the Portfolios’ shares, which amounts may be significant. It was noted that in calculating their corporate income tax liability as insurance companies, the Life Companies, as corporate mutual fund shareholders, may exclude a portion of the ordinary dividends paid by underlying U.S. equities in the Portfolios to the same extent the Portfolios receive certain dividends with respect to shares of stock issued by domestic corporations, subject to applicable tax laws and regulations. In addition, the Life Companies may rely on foreign tax credits with respect to certain foreign securities held by applicable Portfolios. The Board considered that the Life Companies receive financial support from SunAmerica and certain subadvisers for distribution-related activities, including administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolios, as well as occasional gifts, entertainment or other compensation as incentives. It was noted that such payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolios or from investment management fees received by SunAmerica or the subadvisers. In addition, the Board considered that, because shares of the Portfolios are offered as investment options through Variable Contracts, the investment objectives, strategies and performance of the Portfolios may positively or negatively impact a Life Company’s ability to hedge and the related hedging costs associated with guarantees that the Life Company may provide as the issuer of the Variable Contracts.

The Board considered that the benefits derived by SunAmerica and its affiliates were not expected to change materially as a result of the anticipated change of control of SunAmerica. The Board concluded that any benefits that SunAmerica and its affiliates could be expected to receive with regard to providing investment advisory and other services to the Portfolios would continue to be reasonable.

Profitability and Economies of Scale

The Board considered that SunAmerica is unable to estimate the profitability of the New Advisory Agreements to itself or its affiliates, because the Separation Plan has not yet commenced and the New Advisory Agreements are not yet in effect. The Board noted, however, that in connection with the Annual Renewals, it received information related to SunAmerica’s profitability as well as the profitability of certain affiliates with respect to the services they provide to the Trusts’ Portfolios in connection with the Current Advisory Agreements. The profitability analysis reflected the relationship between SunAmerica and the affiliated Life Companies. The Board considered that, pursuant to administrative services agreements between SunAmerica and each of the Life Companies, SunAmerica pays a fee to each Life Company at an annual rate of 25 basis points of the average daily net assets of the Portfolios that are held by the corresponding separate accounts of each Life Company, in exchange for certain administrative services provided to the Portfolios. The Board determined that the profitability to SunAmerica in connection with its relationship to the Trusts under the Current Advisory Agreements was reasonable. In addition, the Board considered the Investment Management Profitability Analysis prepared by an independent information service, Broadridge, and noted that SunAmerica’s profitability under the Current Advisory Agreements was generally in the range of the profitability of companies contained in the report.

The Board also received and considered information regarding the ability of the Portfolios to achieve economies of scale. It was noted that the advisory fees of nearly all Portfolios contain breakpoints that will reduce the fees paid by a Portfolio as its assets increase. The Board also considered that SunAmerica has voluntarily agreed to waive fees in certain instances, which was noted earlier in the discussion of fees. The Board considered that the multiple fee waivers and expense limitations agreed to by SunAmerica were expected to continue unchanged after the change of control of SunAmerica that would result from the Separation Plan.

It was noted that as a result of being part of a complex of mutual funds advised or administered by SunAmerica, the Trusts are able to share common resources and may share certain expenses, which could result in a Portfolio experiencing lower expenses than it otherwise would achieve if the Trusts were stand-alone entities. The Board considered that management believed that the Portfolios’ existing fee schedules reflect the economies of scale inherent in providing investment advice to a Portfolio in its particular asset category and asset size. The Board concluded that any potential economies of scale are currently being shared between the Trusts and SunAmerica in an appropriate manner and would continue to be shared after implementation of the Separation Plan.

Considerations Specific to the Separation Plan

The Board considered the expected impact of the Separation Plan on SunAmerica and its ability to serve the Portfolios. The Board also considered any potential advantages and disadvantages to shareholders as a result of the Separation Plan. The Board and the Independent Trustees noted in particular that the terms of the New Advisory Agreements are substantially identical to those of the Current Advisory Agreements; that the advisory fee rates under the New Advisory Agreements are identical to those under the Current Advisory Agreements; that the fee waivers and expense limitations agreed to by SunAmerica with respect to any Portfolio will not change; that the nature, extent and quality of the services to be provided by SunAmerica pursuant to the New Advisory Agreements are expected to be provided with the same level of commitment; that the continued retention of SunAmerica would minimize the disruption of the Portfolios’ operations and would not cause the Trusts to incur additional costs and expenses that would be necessary if a new investment adviser were to be hired; and that the key personnel serving the Trusts are expected to continue to be retained after the change of control of SunAmerica. The Board and the Independent Trustees also considered the strength of SunAmerica’s relationships with and historical management of the subadvisers, as well as potential disadvantages of the Separation Plan to Portfolio shareholders, such as the potential eventual loss of affiliation with the AIG name brand. Based on the information provided by SunAmerica, the Board and the Independent Trustees concluded that the Separation Plan is not likely to result in any diminution of SunAmerica’s financial resources or its ability to continue to serve the Trusts, or to otherwise destabilize SunAmerica or its management or personnel.

On the basis of these and other factors, the Board, and the Independent Trustees separately, concluded that the continued engagement of SunAmerica to provide investment advisory and management services to the Trusts would be in the best interests of the Trusts and their respective Portfolios. The Board, and the Independent Trustees separately, then voted unanimously (i) to approve the New Advisory Agreements, including the advisory fee rates proposed in the New Advisory Agreements, in respect of each Portfolio for a period not to exceed two years commencing immediately following the initial Change of Control Event resulting from the Separation Plan, and (ii) to recommend to shareholders of each Portfolio that they approve the New Advisory Agreements.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act is a non-exclusive safe harbor that provides in substance that, when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale as long as two conditions are met. If either condition of Section 15(f) is not met, the safe harbor is not available. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company’s board of directors/trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Board was informed that, during the three-year period immediately following the consummation of a Change of Control Event resulting from the Separation Plan, it is anticipated that at least 75% of the Trustees will not be “interested persons” (as defined in the 1940 Act) of SunAmerica. The second condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the sale of the controlling interest in the investment adviser, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two-year period after the transaction occurs, whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property, to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. The Board was informed that SunAmerica will not impose or seek to impose any “unfair burden” on the Portfolios as a result of a Change of Control Event resulting from the Separation Plan.

THE BOARD OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO, AS APPLICABLE, VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

APPROVAL OF A MODIFIED “MANAGER-OF-MANAGERS” STRUCTURE

SHAREHOLDERS OF THE PORTFOLIOS VOTING SEPARATELY WITH RESPECT TO THEIR PORTFOLIO

Background

Pursuant to Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval. The Trusts and SunAmerica currently rely on an exemptive order from the SEC that permits SunAmerica, subject to the approval of the respective Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers (previously defined as the “SunAmerica Order”), commonly referred to as a “manager-of-managers” structure. The SunAmerica Order also permits the Portfolios to disclose the advisory fees paid by a Portfolio to SunAmerica and the subadvisory fees paid by SunAmerica to a subadviser on an aggregate basis, rather than disclosing the amounts paid to each individually (“aggregate fee disclosure”). The SunAmerica Order does not allow SunAmerica to enter into a subadvisory agreement with a subadviser that is an affiliate of SunAmerica, the Trusts or a Portfolio without shareholder approval. Shareholders of each Portfolio have previously approved the operation of such Portfolio under the existing manager-of-managers structure.

On May 29, 2019, the SEC granted a multi-manager exemptive order to Carillon Series Trust, et al. to permit Carillon Series Trust and Carillon Tower Advisers, Inc. (“Carillon”), its funds’ investment adviser, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers and any subadviser that is an “affiliated person” (as such term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Subadvisers”) of Carillon Series Trust or Carillon without shareholder approval and to utilize aggregate fee disclosure (“Carillon Order”).2 On July 9, 2019, the SEC staff granted no-action relief to The BNY Mellon Family of Funds, et al. (“BNY Mellon”) that extended BNY Mellon’s existing multi-manager exemptive order (which only covered both unaffiliated and wholly-owned subadvisers) to Affiliated Subadvisers without requiring BNY Mellon to amend its order (the “BNY Letter,” and together with the “Carillon Order,” the “New Relief”). The no-action relief in the BNY Letter may be relied on by other fund complexes that have an existing multi-manager exemptive order, such as the SunAmerica Order, provided their advisers and funds comply with the terms and conditions set forth in the application for the Carillon Order in their entirety, which includes a requirement to obtain shareholder approval. Accordingly, the Trusts and SunAmerica are seeking shareholder approval so that SunAmerica and the Trusts, on behalf of each of their respective Portfolios, may rely on the New Relief, which would extend the SunAmerica Order to any subadvisory agreements with Affiliated Subadvisers that may be entered into with respect to the Portfolios.

Potential Benefits of the New Relief

SunAmerica believes that the New Relief is in the best interests of the Portfolios’ shareholders as it will provide SunAmerica and the Board with maximum flexibility to select, monitor and evaluate Affiliated Subadvisers without incurring the expense or delay of seeking specific shareholder approval. In addition, it will permit a Portfolio to more efficiently and quickly respond to changes in market conditions and other factors. Currently, in order for SunAmerica to appoint a new Affiliated Subadviser or materially amend a subadvisory agreement with an Affiliated Subadviser, a Trust must hold a special shareholder meeting and solicit votes from a Portfolio’s shareholders. This process is time consuming, slow and costly. Under the New Relief, SunAmerica and the Board would be able to act more quickly and with less expense to appoint a new Affiliated Subadviser or materially amend a subadvisory agreement with an Affiliated Subadviser when SunAmerica and the Board believe that the appointment or amendment would benefit a Portfolio and its shareholders.

[2]	Carillon Tower Advisers, Inc., et al., Investment Company Act Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order).

If shareholders approve Proposal 3, the Board of each Trust would continue to oversee the subadviser selection process to help ensure that shareholders’ interests are protected. The Board, including a majority of the Independent Trustees, would also continue to evaluate and approve all new subadvisory agreements, as well as any material modifications to all subadvisory agreements, analyzing all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the subadvisers. Shareholder approval of the New Relief will not result in an increase or decrease in the total amount of investment advisory fees paid by a Portfolio to SunAmerica. These fees are directly paid by SunAmerica to the subadvisers out of the investment advisory fees that SunAmerica receives from each Portfolio, and not by the Portfolios.

Similarities and Differences between the SunAmerica Order and the New Relief

Under the terms of the New Relief, SunAmerica and the Trusts would continue to be subject to several conditions imposed by the SEC which are currently applicable under the SunAmerica Order. For example, in order to rely on the New Relief, as with the SunAmerica Order, at all times, a majority of the Board must consist of Independent Trustees and the selection and nomination of new or additional Independent Trustees must be placed within the discretion of the then-existing Independent Trustees. In addition, a Trust’s Independent Trustees must be represented by “Independent Legal Counsel” (as such term is defined in Rule 0-1(a)(6) under the 1940 Act). Also, both the SunAmerica Order and the New Relief permit aggregate fee disclosure.

Under the terms of the New Relief, SunAmerica and the Trusts would also be subject to certain new or modified conditions. The significant differences between the SunAmerica Order and the New Relief are set forth below. Specifically, under the New Relief:

•	SunAmerica will no longer be required to obtain shareholder approval to enter into or materially amend subadvisory agreements with Affiliated Subadvisers.

•

a Portfolio must continue to disclose in its prospectus the existence, substance and effect of the manager-of-managers order; however, it would now also be required to disclose prominently that SunAmerica has the ultimate responsibility, subject to oversight by the respective Board, to oversee the subadvisers and recommend their hiring, termination and replacement.

•

a Portfolio must continue to furnish to its shareholders an information statement that contains information about a new subadviser and subadvisory agreement; however, it will no longer be required to furnish such an information statement to shareholders when an existing subadvisory agreement is materially modified. Moreover, the timeframe to inform shareholders of the hiring of a new subadviser pursuant to an information statement would be extended from within 60 days to within 90 days after the hiring of the new subadviser.

•

the respective Board must evaluate any material conflicts that may be present in a subadvisory arrangement whenever a subadviser change is proposed for a Portfolio or the Board considers an existing subadvisory agreement as part of its annual review process.

•

there would be an explicit requirement to obtain shareholder approval for any new subadvisory agreement or any amendment to an existing investment advisory agreement or subadvisory agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by a Portfolio.

•

SunAmerica would continue to provide the respective Board with information showing the expected impact on SunAmerica’s profitability whenever a subadviser is hired or terminated; however, SunAmerica would no longer be required to provide the Board with quarterly profitability reports on a per-Portfolio basis.

If shareholders approve the New Relief with respect to their Portfolio(s), SunAmerica will determine if and when the Portfolio(s) should rely on the New Relief. A Portfolio’s prospectus and/or statement of additional information will be updated in advance of the New Relief being relied upon by the Portfolio. If shareholders do not approve the New Relief with respect to their Portfolio(s), the Portfolio(s) will continue to operate under a manager-of-managers structure pursuant to the SunAmerica Order and will continue to be required to seek shareholder approval to enter into or materially amend subadvisory agreements with Affiliated Subadvisers. In the event that the New Relief is rescinded by the SEC after Proposal 3 is approved by shareholders or prior to such time that a Portfolio elects to rely on the New Relief, SunAmerica and the Portfolios intend to rely on the SunAmerica Order and to comply with its conditions.

THE BOARD OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO, AS APPLICABLE, VOTE “FOR” PROPOSAL 3.

PROPOSAL 4

APPROVAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING CONCENTRATION

SHAREHOLDERS OF THE PORTFOLIOS VOTING SEPARATELY WITH RESPECT TO THEIR PORTFOLIO

Portfolios affected:

SA Franklin Systematic U.S. Large Cap Value Portfolio

SA Fidelity Institutional AM® Real Estate Portfolio

SA Large Cap Index Portfolio

SA DFA Ultra Short Bond Portfolio

The 1940 Act requires a mutual fund to recite its policy regarding concentration of investments in any particular industry or group of industries in its registration statement; this policy can be changed only by shareholder vote. The 1940 Act does not define what constitutes “concentration” in an industry. However, the SEC staff generally has taken the position that investment of 25% or more of a fund’s net assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration.

The following table sets forth each Portfolio’s current and proposed fundamental investment restrictions regarding concentration.

Portfolio	Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction
SA Franklin Systematic U.S. Large Cap Value Portfolio

The Portfolio may not purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the Portfolio would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the Portfolio.

The Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

SA Fidelity Institutional AM® Real Estate Portfolio

The Portfolio may not purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the Portfolio would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the Portfolio.

The Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry, except that the Portfolio will concentrate its investments in the real estate industry.

Portfolio	Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

SA Large Cap Index Portfolio	The Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.	The Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry, except to approximately the same extent that its benchmark index is concentrated in one or more particular industries.

SA DFA Ultra Short Bond Portfolio	The Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry, except that, if deemed advisable, it may invest without limit in obligations of domestic commercial banks.	The Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

Reasons for the Fundamental Investment Restriction Amendments

The Board of each applicable Portfolio has proposed that shareholders of the Portfolio approve an amendment to the Portfolio’s fundamental investment restriction regarding concentration for the reasons set forth below.

SA Franklin Systematic U.S. Large Cap Value Portfolio. The purpose of the proposal is to amend the Portfolio’s concentration policy to reflect its current investment strategies. In 2021, the Portfolio repositioned its principal investment strategies. Portfolio management believes that the proposed concentration policy aligns with the Portfolio’s new principal investment strategies. If the proposed fundamental investment restriction is approved, the Portfolio will not be permitted to concentrate (i.e., invest more than 25% of its assets) in any particular industry.

SA Fidelity Institutional AM® Real Estate Portfolio. The purpose of the proposal is to amend the Portfolio’s concentration policy to better reflect its investment focus. The Portfolio has a concentration policy that refers generically to its investment strategy as opposed to referring to the specific industry in which it concentrates. The Board recommends that shareholders approve the proposed amendments to the Portfolio’s concentration policy to provide greater clarity with respect to the type of industry that the Portfolio concentrates its investments in – the real estate industry.

SA Large Cap Index Portfolio. The purpose of the proposal is to amend the Portfolio’s concentration policy to permit the Portfolio to concentrate its investments to approximately the same extent that its benchmark index is concentrated in one or more particular industries. It is also to make the Portfolio’s concentration policy uniform with the concentration policies of SAST’s other index funds. The proposed concentration policy is intended to help the Portfolio more closely track the risk and return performance of its benchmark index, the S&P 500® Index, by allowing the Portfolio to take advantage of certain investment opportunities when the index is concentrated in certain industries.

SA DFA Ultra Short Bond Portfolio. The purpose of the proposal is to amend the Portfolio’s concentration policy to reflect its current investment strategies. In 2016, the Portfolio repurposed into an ultra short-term bond fund from a money market fund. Pursuant to SEC staff guidance, only a money market fund may invest without limit in obligations of domestic commercial banks. Accordingly, since the Portfolio no longer operates as a money market fund and does not concentrate its investments in domestic commercial banks, the Board recommends that shareholders approve the proposed amendments to the Portfolio’s concentration policy so that it is consistent with current SEC staff guidance.

There is no present intention to change the way in which a Portfolio is currently managed or otherwise change its investment policies if the proposal is approved by its shareholders. If shareholders of a Portfolio approve the amendment to their Portfolio’s fundamental investment restriction regarding concentration, the amended restriction will take effect as soon as reasonably practicable after the Special Meeting. If shareholders of a Portfolio do not approve the amendment to their Portfolio’s fundamental investment restriction regarding concentration, the current restriction will remain in effect.

THE BOARD OF SAST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE SA FRANKLIN SYSTEMATIC U.S. LARGE CAP VALUE PORTFOLIO, THE SA FIDELITY INSTITUTIONAL AM® REAL ESTATE PORTFOLIO, THE SA LARGE CAP INDEX PORTFOLIO AND THE SA DFA ULTRA SHORT BOND PORTFOLIO VOTE “FOR” PROPOSAL 4.

VOTING INFORMATION

General

SST and SAST are Massachusetts business trusts organized on October 10, 1995, and September 9, 1992, respectively. They are registered with the SEC under the 1940 Act as open-end management investment companies. SST currently offers 19 Portfolios. SAST currently offers 61 Portfolios. Shares of the Trusts are offered primarily to the Separate Accounts of the Life Companies as investment options under the Variable Contracts. Certain Portfolios that are operated as “funds-of-funds” hold shares of other Portfolios.

Shareholder Information

[As of the close of business on the Record Date, each of the Portfolios has the number of shares outstanding as set forth in Exhibit G, which in each case equals the number of votes that shareholders of the Portfolio are entitled to cast. Exhibit H lists the record and/or beneficial owners of 5% or more of the shares of each class of each Portfolio outstanding on the Record Date. As of the Record Date, there were no Variable Contract owners who beneficially owned a 5% or greater voting interest in any Portfolio, and officers and Trustees of the Trusts and members of their families, as a group, beneficially owned (i.e., as owners of Variable Contracts) less than 1% of each Portfolio’s shares. As of the Record Date, the Funds-of-Funds identified in Exhibit H owned more than 5% or greater voting interest in certain Underlying Portfolios (as defined below).]

Shareholder Approval

The number of shares of beneficial interest in a Portfolio for which a Variable Contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s Variable Contract on the Record Date. Each outstanding share of a Portfolio is entitled to one vote and each fractional share is entitled to a fractional vote on matters on which that Portfolio is voting.

The affirmative vote of a plurality of the outstanding voting securities of a Trust that are present in person or by proxy is required to elect each person nominated as a Trustee (Proposal 1). Because each Portfolio requires the affirmative vote of a plurality of votes to elect each of the nominees, abstentions, if any, will not have an effect on the outcome of Proposal 1. A “plurality” vote means that the nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as Board members. Since the Board nominees are running unopposed, each Board nominee only needs one vote to be elected if there is a quorum present at the Special Meeting.

The affirmative vote of a majority of the outstanding voting securities of a Portfolio as defined under the 1940 Act that are present in person or by proxy (voting separately with respect to the Portfolio) is required to approve each of the other Proposals for that Portfolio. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Portfolio present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Portfolio, voting together as a single class.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting, or any adjournment thereof (either by returning the paper voting instruction card or by submitting a Proxy by telephone or over the Internet), the shares of the Portfolio represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. If no instructions are provided on properly submitted voting instructions or Proxy, the shares represented thereby will be voted in favor of each Proposal. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, and any postponements or adjournments thereof.

With respect to Proposal 1, the holders of thirty percent of the shares of a Trust entitled to vote at the Special Meeting must be present in person or by proxy in order for the Proposal to be considered by the Trust. With respect to the other Proposals, the holders of thirty percent of the shares of a Portfolio entitled to vote at the Special Meeting must be present in person or by proxy to have a quorum to conduct business for that Portfolio at the Special Meeting.

The Special Meeting may be adjourned with respect to one or more matters to be considered, or one or more Portfolios. by the chairman of the Special Meeting, whether or not a quorum is present with respect to that matter or Portfolio. If the time and place for the adjourned meeting is announced at the Special Meeting, no further notice need be given. The quorum requirements are likely to be attained due to “echo voting” described below.

All properly executed Proxies received prior to the Special Meeting or any postponement or adjournment thereof will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of each Proposal.

Manner of Voting

In addition to voting at the virtual Special Meeting, shareholders may vote prior to the Special Meeting by promptly returning the enclosed proxy card or voting instruction card or by casting their vote or providing their voting instructions via telephone or over the Internet using the instructions provided on the enclosed proxy card or voting instruction card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, or by giving written notice of revocation to the Secretary of the applicable Trust.

Voting by the Life Companies. Shares of the Portfolios are sold to the Separate Accounts and are used as investment options under Variable Contracts. Contract Owners who select a Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolios. The Life Companies use the Portfolio as a funding vehicle, and are, in most cases, the legal shareholders of the Portfolios. As such, the Life Companies will have sole voting power with respect to the shares, but generally will pass through any voting rights to Contract Owners. Therefore, for a Separate Account that is registered with the SEC, a Life Company will request voting instructions from the Contract Owner and will vote shares or other interests in the Separate Account, for which voting instructions are received, as directed by the Contract Owner.

If an executed voting instruction card is received that does not specify a choice as to a Proposal, a Life Company will consider its timely receipt as an instruction to vote in favor of the Proposal. In the event that any Contract Owner fails to submit voting instructions with respect to the Separate Account or submits an unsigned voting instruction card, the Separate Account will vote the shares attributable to those Contract Owners for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract Owners investing through the same Separate Account, even if only a small number of Contract Owners provide voting instructions. The effect of proportional voting is that if a large number of Contract Owners fail to give voting instructions, a small number of Contract Owners may determine the outcome of the vote. The Life Companies will also proportionally vote any shares held for their own account. Consistent with the foregoing, other than Proposal 1, voting instructions with respect to a Proposal to abstain will have the same effect as votes against the Proposal. Because each Trust requires the affirmative vote of a plurality of votes to elect each of the Board nominees, abstentions, if any, will not have an effect on the outcome of Proposal 1. In certain circumstances, a Life Company has the right to disregard voting instructions from owners of certain Variable Contracts, although each Life Company does not believe that these circumstances exist with respect to the matters to be voted on at the Special Meeting.

The Life Companies do not require that a specified number of Variable Contract owners submit voting instructions before the Life Companies will vote the shares of the Portfolios held by their respective Separate Accounts at the Special Meeting. Therefore, a small number of Variable Contract owners may determine whether or not a proposal is approved. In determining to vote the shares of a Portfolio held by its Separate Account(s) at the Special Meeting, a Life Company, in its sole discretion, may consider such factors as (1) the percentage of votes represented by voting instructions received by the Life Company, and (2) the percentage of Variable Contracts represented by voting instructions received by the Life Company. When such determination has been made, the Life Company will vote the shares of the Portfolios held by its Separate Accounts as outlined in the paragraph above.

Voting by Funds-of-Funds. The SA Global Index Allocation 60/40 Portfolio, SA Global Index Allocation 75/25 Portfolio, SA Global Index Allocation 90/10 Portfolio, SA Index Allocation 60/40 Portfolio, SA Index Allocation 80/20 Portfolio, SA Index Allocation 90/10 Portfolio, SA VCP Dynamic Allocation Portfolio, SA VCP Dynamic Strategy Portfolio and SA VCP Index Allocation Portfolio of SAST and the SA Allocation Growth Portfolio, SA Allocation Moderate Growth Portfolio, SA Allocation Moderate Portfolio and SA Allocation Balanced Portfolio of SST are structured as “funds-of-funds,” which means that they generally pursue their investment goals by investing in shares of other portfolios of SAST and SST (the “Underlying Portfolios”) as part of their investment strategies (collectively, the “Funds-of-Funds”). The Funds-of-Funds will vote the shares of the Underlying Portfolios according to the Funds-of-Funds’ proxy voting policies and procedures.

Voting by Mail. To vote by mail, you should date and sign the proxy card or voting instruction card, as applicable, included with this Proxy Statement, indicate your vote on the Proposals, and return the form in the envelope provided. Please mail it early enough to be delivered prior to the Special Meeting.

Voting by Telephone. You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card or voting instruction card, as applicable. At the prompt, follow the menu. Prior to calling, you should read this Proxy Statement and have your proxy card or voting instruction card at hand.

Internet Voting Prior to the Special Meeting. To vote over the Internet prior to the Special Meeting, please log on to the website listed on your proxy card or voting instruction card, as applicable, and click on the proxy voting button. Prior to logging on, you should read this Proxy Statement and have your proxy card or voting instruction card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card or voting instruction card, you may vote them during the same session.

Additional Information. Shareholders voting their Proxies by telephone or Internet need not return their proxy card or voting instruction card by mail.

A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing Donnelley Financial Solutions (“DFIN”), as proxy solicitor, and its agents to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Each Portfolio believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder authorizing the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card or voting instruction card, as applicable, promptly. No postage is necessary if mailed in the United States.

HOUSEHOLDING

Please note that only one copy of the Proxy Statement and other shareholder documents may be delivered to a shareholder or multiple shareholders of the Portfolios whose accounts are registered under the same client identification number and the same address, unless the Portfolios have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of the Proxy Statement or any other shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the respective Portfolio at the address and phone number set forth on the first page of the Notice of Joint Special Meeting.

OTHER INFORMATION

Solicitation of Proxies

Solicitations of proxies are being made on behalf of each of the Portfolios and the applicable Board primarily by the mailing of the Notice and this Proxy Statement with its enclosures on or about [●]. In addition to the solicitation of proxies by mail, employees of the Portfolios and their affiliates may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The tabulation and solicitation expenses in connection with the proposals are estimated to be approximately $650,000, and other expenses of the proposals, including legal, audit, filing fees and other related expenses are estimated to be approximately $350,000. Such costs will be split equally between the Portfolios and SunAmerica or its affiliates (i.e., the Portfolios and SunAmerica or its affiliates will each bear approximately $500,000 of expenses). Any additional costs that may be incurred in connection with contacting those shareholders who have not voted in the event of a need for re-solicitation of votes will be borne by the Portfolios and SunAmerica or its affiliates in the same manner. SunAmerica has retained DFIN to serve as a proxy solicitation firm on behalf of the Portfolios. DFIN, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Questions about the Proposals should be directed to DFIN by telephone at 1-888-264-1224.

Reports to Shareholders

Copies of each Portfolio’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request in writing to Seasons Series Trust or SunAmerica Series Trust, as applicable, P.O. Box 15570, Amarillo, Texas 79105-5570, or by calling the following number: 1-800-445-7862.

Shareholder Proposals

Each of the Portfolios does not hold regular or annual meetings of shareholders. The Portfolios hold meetings of shareholders whenever (a) the 1940 Act requires shareholders to act upon certain matters, including: (i) election of Trustees; (ii) approval of a management agreement; (iii) approval of a distribution agreement; (iv) changes to fundamental restrictions, and (v) in the case of certain reorganizations and (b) when required under the Trust’s Declaration of Trust. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Kathleen D. Fuentes, Vice President and Secretary of SunAmerica Series Trust and Seasons Series Trust, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the applicable Trust within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Other Business

SunAmerica, the Life Companies and the Trusts know of no business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Trusts and the Portfolios.

Service Providers

SunAmerica, the Portfolios’ investment adviser and manager, is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 and 2919 Allen Parkway, Houston, Texas 77019.

AIG Capital Services, Inc., the principal underwriter for each Trust, is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311.

See Exhibit I for the fees paid by each Portfolio to certain affiliates of SunAmerica over the Portfolio’s most recently completed fiscal year and any commissions paid to affiliated-broker dealers during that same period. The services provided by such affiliates will continue to be provided after the Proposed Agreements and Future Agreements are approved.

EXHIBIT A

Information About Current Officers of the Trusts

The following table lists the officers of the Trusts, their ages, current position(s) held with the Trusts, length of time served and principal occupations during the past five years. Unless otherwise noted, the address of each executive officer is 21650 Oxnard Street, 10th Floor, Woodland Hills, California 91367.

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Gregory R. Kingston Age: 56	Treasurer and Principal Financial Officer/Principal Accounting Officer	2014-Present	Senior Vice President, SunAmerica (2014-Present); Vice President, SunAmerica (2001-Present); Head of Mutual Fund Administration, SunAmerica (2014-Present).

Christopher C. Joe Age: 53	Vice President and Chief Compliance Officer	2017-Present	Chief Compliance Officer, Seasons Series Trust, SunAmerica Series Trust and VALIC Company I (2017-Present); Chief Compliance Officer, VALIC Retirement Services Company (2017-Present); Chief Compliance Officer, Invesco PowerShares (2012-2017); Chief Compliance Officer, Invesco Investment Advisers, LLC (2010-2013); U.S. Compliance Director, Invesco Ltd. (2006-2014); Deputy Chief Compliance Officer, Invesco Advisers, LLC (2014-2015).

Gregory N. Bressler Age: 55	Vice President and Assistant Secretary	2005-Present	Assistant Secretary, SunAmerica (2021-Present); Senior Vice President and General Counsel, SunAmerica (2005-Present).

Kathleen D. Fuentes Age: 53	Chief Legal Officer, Vice President and Secretary	2015-Present	Vice President and Deputy General Counsel, SunAmerica (2006-Present).

Matthew J. Hackethal Age: 50	Anti-Money Laundering Compliance Officer	2006-Present	Acting Chief Compliance Officer, SunAmerica (2016-2017); Chief Compliance Officer, SunAmerica (2007-Present); and Vice President, SunAmerica (2011-Present).

Donna McManus Age: 61	Vice President and Assistant Treasurer	2014-Present	Vice President, SunAmerica (2014-Present); Managing Director, BNY Mellon (2009-2014).

Shawn Parry Age: 50	Vice President and Assistant Treasurer	2014-Present	Vice President, SunAmerica (2014-Present); Assistant Vice President, SunAmerica (2005-2014).

Salimah Shamji Age:51	Vice President	2020-Present	Vice President, SunAmerica (2008-Present)

Christopher J. Tafone Age: 47	Vice President and Assistant Secretary	2021-Present (Vice President); 2016-Present (Assistant Secretary)	Vice President, SunAmerica (2016-Present); Associate General Counsel, AIG Life & Retirement (2016-Present).

A-1

EXHIBIT B

SUNAMERICA SERIES TRUST

SEASONS SERIES TRUST

AUDIT COMMITTEE CHARTER

Mission

The mission of the Audit Committees (each, a “Committee”) of the Boards of Trustees (each, a “Board”) of SunAmerica Series Trust and Seasons Series Trust (each, a “Trust”) is to oversee: (i) each Trust’s accounting and financial reporting policies and practices; (ii) each Trust’s internal controls and, as appropriate, the internal controls of certain service providers; (iii) the integrity, quality and objectivity of each Trust’s financial statements and the independent audit thereof; including, but not limited to, oversight of the qualifications and independence of the Trust’s independent registered public accounting firm (the “Independent Auditor”).

The Committee will act as a liaison between the Independent Auditor and the Board and will assist the Board in its oversight of the Trust’s compliance with legal and regulatory requirements related to the Trust’s financial reporting, internal controls and independent audits. The Committee will also report to the Board, if necessary, any relationships between the Independent Auditor and the Trust, or any other relationships, that come to the Committee’s attention and that may adversely affect the independence of the Independent Auditor.

The function of the Committee is to provide oversight; it is the responsibility of each Trust and the Trust’s management to maintain appropriate systems for accounting and internal control, and it is the responsibility of the Trust’s Independent Auditor to plan and carry out the Trust’s audit in accordance with auditing standards generally accepted in the United States (“GAAS”).

Specifically, the Trust’s management is responsible for: (i) the preparation, presentation and integrity of the Trust’s financial statements; (ii) the maintenance of appropriate accounting and financial reporting principles and policies; and (iii) the maintenance of internal control over financial reporting and other procedures designed to ensure compliance with accounting standards and related laws and regulations. The Independent Auditor is responsible for planning and carrying out an audit consistent with GAAS and the terms of its engagement letter.

The review of the Trust’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Trust’s management for preparing, or the Independent Auditor for auditing, the Trust’s financial statements. Similarly, the review of management’s processes to assess and manage risk with respect to accounting and financial reporting matters is not an audit nor does the Committee’s review substitute for the responsibilities of the Trust’s management in this area. Members of the Committee are not full-time employees of the Trust, and, in serving on the Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. It is not the duty or responsibility of the Committee or its members to conduct “field work” such as auditing, accounting or risk management reviews or procedures.

In discharging their responsibilities, the members of the Committee are entitled to rely on information, opinions, reports or statements, including financial statements and other financial and risk management data, if prepared or presented by: (i) one or more officers of the Trust whom the Committee reasonably believes to be reliable and competent in the matters presented; or (ii) legal counsel, public accountants, or other persons as to matters the Committee reasonably believes are within those persons’ professional or expert competence.

The Independent Auditor is directly accountable to the Committee and must report to the Committee. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Trust’s service providers, including the Independent Auditor.

Committee Membership, Composition and Qualifications

The size of the Committee shall be determined by the Board from time to time in accordance with the Trust’s charter. The Board may replace members of the Committee for any reason. No member of the Committee shall be an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Members of the Committee must be members of the Board and should be free of any relationships that would interfere with the exercise of independent judgment, including that they may not, other than in their capacity as members of the Audit Committee, the Board, or any other Board committee, accept directly or indirectly any consulting, advisory or other compensatory fee from the Trust or any affiliated person of the Trust. A list of members of the Committee is attached hereto as Appendix A.

The President and Treasurer of the Trust, although not members of the Committee, will nonetheless be expected to have a significant role in assisting the Committee to discharge its responsibilities, including ensuring adequate access to, and support from, the staff of the Trust’s investment adviser, SunAmerica Asset Management, LLC.

All Committee members shall be financially literate, as such qualification is interpreted by the Board in its business judgment. The Board shall determine annually whether any member of the Committee is an “audit committee financial expert” (“ACFE”) and whether any such expert is “independent”1 as those terms are defined in Item 3 of Form N-CSR. If the Trust does not have at least one member of the Committee who is an ACFE the Trust’s periodic reports on Form N-CSR shall disclose the reason for not having such an expert. A Committee member designated as an ACFE shall not be subject to a different or higher degree of individual responsibility, care or obligation than other members of the Committee not so designated.

The members of the Committee shall designate a Chair by majority vote of the full Committee membership.

Operations of the Committee

a)

The Committee shall meet at least twice annually, and may meet at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

b)

The Committee shall ordinarily meet in person; however, members may attend telephonically or by video conference, and the Committee may act by written consent, to the extent permitted by law and the Trust’s bylaws.

c)

A majority of the members of the Committee shall constitute a quorum for the transaction of business during any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

d)

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decision of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next regularly scheduled meeting.

e)

The Committee shall invite Trustees who are not members of the Committee, Trust management, internal accounting staff and individuals with internal audit responsibilities, internal legal and compliance counsel, representatives of service providers and entities that provide significant accounting or administrative services to the Trust, and/or others whose views would be considered

[1]

In order to be considered “independent” for these purposes, any such expert must not only be independent for purposes of the 1940 Act but also must satisfy the additional requirement that he or she may not, other than in his or her capacity as a member of the Committee, the Board, or any other Board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Trust.

helpful, to attend meetings and provide information as the Committee, in its sole discretion, considers appropriate, including with respect to accounting and related financial matters. The Trust’s officers shall provide, or arrange to provide, such information, data and service as the Committee may request.

f)	The Committee shall cause minutes of its formal meetings to be prepared and maintained with the Trust’s records.

Duties and Responsibilities

In accordance with its mission, the Committee shall, to the extent it deems appropriate, carry out the following functions:

Independent Auditor

1.

Approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Trust’s financial statements, to recommend to the independent directors the selection, retention or termination of the Trust’s Independent Auditor and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the Independent Auditor.

2.

Approve prior to appointment the engagement of the Independent Auditor to provide other audit services to the Trust or to provide “permissible non-audit services”[2] to the Trust.[3] The Committee may delegate to one or more of its members (each, a “Delegate”) authority to pre-approve permissible non-audit services. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting;

3.

Approve prior to appointment the engagement of the Independent Auditor to provide permissible non-audit services to the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (each, a “control affiliate”) that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust.[4] The Committee may also, to the extent deemed appropriate, adopt policies and procedures for pre-approval of the engagement of the Trust’s Independent Auditor to provide any services described in paragraphs 2 and 3;

[2]

“Permissible non-audit services” include any professional services, including tax services, provided to the Trust by the Independent Auditor, other than those provided to the Trust in connection with an audit or a review of the financial statements of the Trust. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Trust; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services; (ix) expert services unrelated to the audit; and (x) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

[3]

De Minimis Exceptions: Pre-approval by the Committee of any permissible non-audit services provided to the Trust is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Trust constitutes not more than 5% of the total amount of revenues paid to the Independent Auditor by the Trust during the fiscal year in which the permissible non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit for the year in which the services were rendered.

[4]

The De Minimis Exceptions set forth above in note 3 apply to pre-approvals under paragraph 3 as well, except that the “total amount of revenues” calculation for paragraph 3 services is based on the total amount of revenues paid to the Independent Auditor by the Trust, its investment adviser, and any control affiliate during the fiscal year in which the permissible non-audit services are provided.

4.

Confirm with the Independent Auditor performing the audit that it is not performing contemporaneously (during the audit and professional engagement period) any impermissible non-audit services for the Trust, its investment adviser or any control affiliate. In making an assessment regarding the permissibility of any non-audit services provided to the Trust, the Committee will consider information from various available sources including the Independent Auditor, and will take into consideration the Independent Auditor’s perspective about whether a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards. The Committee will also consider whether any non-audit services which were not pre-approved by the Committee are compatible with maintaining the independence of the Independent Auditor;

5.	Approve the fees proposed to be charged and review the fees actually charged by the Independent Auditor for audit and permissible non-audit services;

6.	Select, recommend and engage a new Independent Auditor, should it prove necessary, subject to ratification by the Board and shareholder approval, if required;

7.

Review and oversee, in advance and in consultation with the Independent Auditor, the senior level staffing of the audit of the Trust’s financial statements (such as concurring partner, tax partner, and manager) and discuss with the Independent Auditor its compliance with the audit partner rotation requirements applicable to the engagement with the Trust;

Financial Reporting Processes

8.

Meet periodically with the Trust’s Independent Auditor and Trust management, including in separate executive sessions, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, (ii) to review and discuss the Trust’s annual audited financial statements, (iii) to discuss any matters of concern relating to the Trust’s financial statements, including any adjustments to such statements recommended by the Independent Auditor, or other results of said audit(s), and including matters required to be discussed by Statements on Auditing Standards (“SAS”) No. 114, and management’s response to such matters,[4] as well as any other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards, including, but not limited to, the matters required to be discussed by other relevant SASs, Public Company Accounting Oversight Board auditing standards, and rules promulgated by the Securities and Exchange Commission (the “SEC”), (iv) to consider the Independent Auditor’s comments with respect to the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto, (v) to consider the adequacy and effectiveness of management’s risk assessment and risk management policies and procedures with respect to accounting and

[4]

SAS No.114 requires independent auditors to communicate certain matters related to the conduct of an audit to those who are charged with governance, which includes the audit committee. Among the matters to be communicated are: (1) appropriateness of accounting policies to the particular circumstances of the entity; (2) the effect of significant accounting policies in controversial or emerging areas, particularly when there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; (4) material, corrected adjustments arising from the audit that were brought to the attention of management; (5) uncorrected misstatements and considering qualitative as well as quantitative considerations the effect that they may have on the opinion in the auditor’s report and possible implications in relation to future financial statements; and (6) disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements. SAS No. 114 clarifies that the auditor must discuss certain information relating to its judgment about the quality, not just the acceptability, of the company’s accounting principles with the audit committee.

financial reporting matters; (vi) to review the form of opinion the Independent Auditor proposes to render to the Board and shareholders,[5] and (vii) to review and assess the performance and continued independence of the Independent Auditor;

9.	Consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the Independent Auditor;

10.

Consider, in consultation with the Independent Auditor, (i) material questions of choice with respect to appropriate accounting principles and practices to be used in the preparation of the financial statements of the Trust and the effect upon the Trust of any proposed changes in accounting principles or practices, (ii) all critical accounting policies and practices to be used; (iii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Trust, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditor; (iv) reasons for major year-to-year variations in financial statements; (v) reports of any significant accounting accruals, reserves, estimates made by management, and provisions for contingent liabilities; and (vi) any other material written communications between the Independent Auditor and management, such as any management letter or schedule of unadjusted differences;

11.

Review, in consultation with management of the Trust’s investment adviser, as well as the Trust’s principal executive officer, principal financial officer and Independent Auditor, the adequacy and effectiveness of the Trust’s system of internal control over financial reporting, including (i) any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein, any recommendations for the improvement of internal control over financial reporting procedures or particular areas where new or more detailed controls or procedures are desirable, and any corrective actions with regard to significant deficiencies or material weaknesses; (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer’s internal control over financial reporting; and (iii) any other matters that may jeopardize the Trust’s ability to file its financial statements with the SEC or the certifying officers’ ability to certify the Trust’s Form N-CSR;

12.

Review material issues relating to the Independent Auditor’s internal quality-control procedures, including any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with any such issues;

Ethical and Legal Compliance

13.

Consider reports from Trust legal counsel with respect to compliance with laws and regulations, significant litigation, and other matters that could have a significant impact on the Trust or its financial statements;

14.	Establish rules and procedures necessary for the Committee to fulfill its responsibilities and conduct its business;

15.	Investigate improprieties or suspected improprieties in Trust operations, as they are presented to the Committee or brought to the attention of the Committee;

16.	Review the Trust’s tax compliance and status, including the status of the Trust’s position relative to tax audits and significant issues disputed by tax authorities;

17.	Investigate matters brought to its attention within the scope of its duties;

18.

Develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by the Trust from any source regarding accounting, internal accounting controls, or

[5]	The Committee is required to review the opinion of the Independent Auditor before it is rendered to the shareholders only if the Independent Auditor plans to issue other than an unqualified opinion.

auditing matters; and (ii) the confidential, anonymous submission by employees of the Trust or its service providers of concerns regarding questionable accounting or auditing matters related to the Trust;

19.	Report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Other Powers and Responsibilities

1.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Independent Auditor, the authority to utilize Trust counsel and to retain and compensate experts, special counsel and other persons with specific competence as the Committee deems necessary or appropriate, and the authority to obtain specialized training for Committee members, at the expense of the Trust.

2.

On an annual basis, the Committee shall conduct a self-evaluation to review fulfillment of its mission and responsibilities, and to consider any existing deficiencies or possible improvements in the Committee’s operations.

3.	The Committee shall review this Charter periodically, at least annually, and recommend any changes to the full Board.

Amended: December 3, 2020

APPENDIX A

AUDIT COMMITTEE MEMBERSHIP

Chair

Jane Jelenko

Members

Garrett F. Bouton

Tracey C. Doi

Gilbert T. Ray

Charles H. Self III

Bruce G. Willison

Amended: June 23, 2021

EXHIBIT C

SUNAMERICA SERIES TRUST

SEASONS SERIES TRUST

NOMINATION AND GOVERNANCE COMMITTEE

CHARTER

I.	PURPOSE

The primary duties and responsibilities of the Nomination and Governance Committees (each, a “Committee”) of the Boards of Trustees (each, a “Board”) of SunAmerica Series Trust and Seasons Series Trust (each, a “Trust”) are to:

•	make nominations for Trustees’ membership on the Board;

•	review, at least annually, the independence of the Independent Trustees (as defined in Article II below);

•	review periodically Board governance procedures and recommend any appropriate changes to the full Board;

•	review periodically the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds to those already on the Board;

•

evaluate, at least annually, the performance of the Board (and, in particular, of the Independent Trustees) as a whole, including a consideration of the effectiveness of the committee structure of the Board and the number of funds on whose boards each Trustee serves;

•	review, at least annually, the appropriateness of all committees and committee assignments;

•	undertake the search and selection of any independent legal counsel to the Independent Trustees;

•	review, at least annually, the independence of any legal counsel to the Independent Trustees;

•	review periodically Trustee compensation and recommend any appropriate changes to the full Board;

•	review and make recommendations with regard to the retirement policy or any other provisions relating to the tenure of the Independent Trustees;

•

make a determination, at least annually, whether or not to adopt or, amend as appropriate, policies and procedures regarding nominations of Trustees, including any procedures for nominations from shareholders; and

•	make a determination, at least annually, whether or not to adopt policies and procedures regarding communications from shareholders to the Trustees.

II.	COMPOSITION

The Committee shall be composed entirely of members of the Board who are not considered “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). A list of members of the Committee is attached hereto as Appendix A.

The Board will appoint the members of the Committee. The members of the Committee shall designate a Chair by majority vote of the full Committee membership.

III.	MEETINGS

The Committee shall meet in person or telephonically at least once annually and is empowered to hold special meetings as circumstances require. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person, by telephone, or by other electronic communication method so long as all persons participating in the meeting can hear each other at the same time.

The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate. The Committee shall cause minutes of each meeting of the Committee to be prepared, which minutes shall be approved by the Committee or the Board at a future meeting. The Committee may ask legal counsel, representatives of the Trust’s manager or investment adviser, or others to attend Committee meetings and provide pertinent information as necessary.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Committee shall:

Board Nomination Functions

•

Evaluate candidates’ qualifications as Independent Trustees for Board membership and their independence from the Trust’s manager or investment adviser, any subadvisers, and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers, investment advisers, subadvisers or service providers. The Committee’s policy regarding its procedures for considering candidates for the Board (the “Candidate Procedures”) is attached hereto as Appendix B.

•	Evaluate any candidates’ qualifications for any Trustees that would be considered affiliated Trustees.

•

Submit final candidate recommendations to the full Board for approval. The Committee may consider candidates suggested by the Trust’s manager or investment adviser, and may involve representatives of the Trust’s manager or investment adviser in screening candidates. However, the decision to approve candidates for submission to the Board shall be made exclusively by the Committee.

•

If required by law to do so, review shareholder recommendations for nominations to fill vacancies on the Board. Any such recommendations must be submitted in writing and addressed to the Committee at the Trusts’ offices, and will be evaluated in accordance with the Candidate Procedures.

•

Conduct or oversee, at least annually, an evaluation of the performance of the Board as a whole and of the Independent Trustees, including a consideration of the effectiveness of the committee structure of the Board and the number of funds on whose boards each Trustee serves.

Ongoing Trustee Independence

•

Review, no less frequently than annually, a questionnaire prepared by each Independent Trustee that solicits information on business, financial and family relationships with the Trust’s manager or investment adviser, subadviser, other service providers and their affiliates, as well as other relationships that could affect his or her status as an Independent Trustee. The Committee shall review these questionnaires and any other information brought to its attention for changes in the affiliations of the Independent Trustees to ensure that a Trustee does not assume or has not assumed relationships that might impair his or her independence.

Independent Legal Counsel

•	In the event a new independent counsel to the Independent Trustees is to be retained, evaluate and select such counsel.

•

Review, no less frequently than annually, the independence of legal counsel to ensure that: (i) any representation of the Trust’s manager or investment adviser, subadvisers, principal underwriter, administrator, (each, a “Management Organization”) or their control persons during the past two fiscal years is or was sufficiently limited that it is unlikely to adversely affect the professional judgment of the person in providing legal representation; and (ii) the Committee has obtained an undertaking from counsel to provide it the information necessary for its determination, and to update promptly that information if the counsel begins, or materially increases, the representation of a Management Organization or control person.

Committee Nomination Functions

•	Make nominations for membership on all committees of the Board and review committee assignments at least annually.

•

Review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board and whether committees should be continued or reorganized. The Committee shall make recommendations for any such action to the full Board.

Compensation Functions

•

Review, at least annually, the compensation of the Independent Trustees and committee members including any expense reimbursement policies, as appropriate. Trustee compensation recommendations may take into account the asset levels of the Trusts, the degree of complexity of overseeing the Trusts, the demands placed on the Independent Trustees, the practices of other mutual fund groups, the need to attract and retain qualified Independent Trustees, any relevant regulatory or judicial developments, and any other considerations deemed appropriate by the Committee.

Documents/Reports

•	Review and update this Charter periodically, but at least annually, as conditions dictate.

•

Prepare or direct that a record be prepared of: (i) the initial determination that a Trustee qualifies as an Independent Trustee; (ii) each subsequent determination, which is to be made at least annually, of whether the Trustee continues to qualify as an Independent Trustee; (iii) the determination that any person who is acting as legal counsel to the Independent Trustees is an independent legal counsel; and (iv) the Committee’s evaluation of the performance of the Board and the Independent Trustees.

Other Powers and Responsibilities

•	Monitor the performance of legal counsel employed by the Trusts and the Independent Trustees and be responsible for the supervision of counsel for the Independent Trustees.

•

Make a determination, at least annually, whether or not to adopt policies and procedures regarding communications from shareholders to the Trustees. If the Committee determines that it is in the best interest of the Trust to have such policies and procedures, it shall recommend such policies and procedures to the full Board that it believes are appropriate.

V.	AUTHORITY AND RESOURCES

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Trust counsel and to retain special counsel, experts or other persons with specific competence at the expense of the Trust, as it deems necessary and proper.

Approved March 23, 2017

Amended March 27, 2018

Amended March 27, 2019

APPENDIX A

NOMINATION AND GOVERNANCE COMMITTEE MEMBERSHIP

Chair

Gilbert T. Ray

Members

Garrett F. Bouton

Tracey C. Doi

Jane Jelenko

Charles H. Self III

Bruce G. Willison

Amended: March 17, 2021

APPENDIX B

NOMINATION AND GOVERNANCE COMMITTEE

POLICY REGARDING SELECTION OF TRUSTEE NOMINEES

When a vacancy on the Board exists or is anticipated, or when the Nomination and Governance Committee (the “Committee”) deems it desirable to select a new or additional trustee, the Committee will consider any candidate for trustee recommended by a current shareholder if the Committee is required by law to do so. Any such recommendation must contain sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate’s qualifications. However, the Committee will not be required to solicit recommendations from a Trust’s shareholders.

The Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a trustee. In seeking candidates to consider for nomination to fill a vacancy on the Board, or when the Committee deems it desirable to select a new or additional trustee, the Committee expects to seek referrals from a variety of sources, including current Trustees, management of the Trusts and counsel to the Trusts and/or the Independent Trustees. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

In evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:

(i)	the candidate’s knowledge in matters relating to the mutual fund industry;

(ii)	any experience possessed by the candidate as a director or senior officer of public companies;

(iii)	the candidate’s educational background;

(iv)	the candidate’s reputation for high ethical standards and personal and professional integrity;

(v)	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi)

the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

(vii)

the candidate’s ability to qualify as an independent trustee for purposes of the 1940 Act, the candidate’s independence from Trust service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;

(viii)	the candidate’s age relative to any Trust age limitation on nominations; and

(ix)

such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

Overall, the Committee will seek to identify the most qualified candidates, and in doing so may consider the above factors, or such others factors as it may identify from time to time, as it deems appropriate in its sole discretion. For example, the Board, in its sole discretion, may consider how the candidate would complement the existing diversity of the Board, and would contribute to the Board as a whole, both in terms of viewpoint, professional experience, education, skills and other individual qualities and attributes, as well as in terms of race, gender, national origin, culture and geography. Prior to making a final recommendation to the Board, the Committee may conduct personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by shareholders will be evaluated in the same manner.

EXHIBIT D

FORMS OF PROPOSED AGREEMENTS

The forms of Proposed Agreements discussed in this Proxy Statement for each of Seasons Series Trust and SunAmerica Series Trust appear below.

FORM OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

SEASONS SERIES TRUST

This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of [●], between SEASONS SERIES TRUST, a Massachusetts business trust (the “Trust”) and SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”).

In consideration of the mutual agreements herein made, the parties hereto agree as follows:

1.

The Trust’s Portfolios. The Trust is authorized to issue shares in separate series, with each series representing interests in a separate portfolio of securities and other assets, and currently offers shares of the series set forth in Schedule A attached hereto (the “Portfolios”). It is recognized that additional Portfolios may be added and certain current Portfolios may be deleted in the future.

2.

Duties of the Adviser. The Adviser shall manage the affairs of the Trust as set forth herein, either by taking such actions itself or by delegating its duties to a subadviser pursuant to a written subadvisory agreement. Such duties shall include, but not limited to, continuously providing the Trust with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Portfolio of the Trust and making purchases and sales of securities on behalf of each Portfolio. The Adviser’s management shall be subject to the control of the Trustees of the Trust (the “Trustees”) and in accordance with the objectives, policies and restrictions for each such Portfolio set forth in the Trust’s Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the “Act”) and other applicable law, as well as to the factors affecting the Trust’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the “Code”) and the regulations thereunder and the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Portfolios) and such executive and other personnel as shall be necessary for the operations of each Portfolio, (ii) be responsible for the financial and accounting records required to be maintained by each Portfolio (including those maintained by the Trust’s custodian), (iii) oversee the performance of services provided to each Portfolio by others, including the custodian, transfer agent, shareholder servicing agent and subadviser, if any, and (iv) together with the assistance of affiliates, (a) evaluate the subadviser, if any, and advise the Trustees of the subadviser(s) which the Adviser believes is/are best suited to invest the assets of each Portfolio, (b) monitor and evaluate the investment performance of each subadviser employed by the Trust, (c) allocate the portion of each Portfolio’s assets to be managed by each subadviser, and (d) shall recommend changes of or the addition of subadvisers when appropriate. The Trust acknowledges that the Adviser also acts as the manager of other investment companies.

The Adviser may delegate certain of its duties under this Agreement with respect to a Portfolio to a subadviser pursuant to a written agreement, subject to the approval of the Trustees as required by the Act. The Adviser may, as it deems necessary or appropriate from time to time, (i) terminate a subadvisory arrangement with respect to a Portfolio, or a component of the assets thereof, and engage a new subadviser for such Portfolio, or component thereof, or (ii) amend the agreement between itself and a subadviser, without obtaining shareholder approval in either case; provided, however, that any such new subadvisory arrangement or amendment to an existing arrangement be approved by the Trustees in the manner required by either the Act or order of the Securities and Exchange Commission exempting the Adviser and the Trust from the provisions of Section 15(a) of the Act relating to the engagement of subadvisers for the Portfolios. The Adviser is solely responsible for payment of any fees or other charges to a subadviser arising from such delegation and the Trust shall have no liability therefor.

3.

Expenses. The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

4.

Compensation. (a) As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser a fee at the annual rates set forth in Schedule A hereto for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month.

For the purpose of accruing compensation, the net assets of the Portfolio shall be that determined in the manner and on the dates set forth in the current prospectus of the Trust and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

(b) Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

5.

Purchase and Sale of Securities. The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate in order to carry out the policies with respect to portfolio transactions as set forth in the Trust’s Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

6.

Term of Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date approved by the Trustees of the Trust in respect of such Portfolio, and from year to year thereafter so long as such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Portfolio with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Portfolio by the vote of a majority of the outstanding voting securities of that Portfolio, or by the Trustees of the Trust which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Portfolio notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Portfolio, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

7.

Termination. This Agreement may be terminated at any time as to a Portfolio, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Portfolio on sixty (60) days’ written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months’ written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

8.

Reports. The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Board may deem appropriate in order to enable the Trust to determine that the investment policies of each Portfolio are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

9.

Records. The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents as to constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust’s auditor’s certification relating thereto. The Adviser hereby undertakes and agrees to maintain in the form and for the periods required by Rule 31a-2 under the Act, all records relating to the Portfolio’s investments that are required to be maintained pursuant to the requirements of Rule 31a-1 of the Act.

The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Portfolio shall, at all times, remain the property of the Trust.

10.

Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser), the Adviser shall not be subject to liability to the Trust or to any other person for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability under Section 36(b) of the Act, the Trust shall indemnify the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) from any liability arising from the Adviser’s conduct under this Agreement.

Indemnification to the Adviser or any of its personnel or affiliates shall be made when (A) a final decision on the merits rendered, by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (B) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding (“disinterested, non-party Trustees”), or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys’ fees or other expenses incurred by officers, Trustees, investment advisers, subadvisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (i) the person to be indemnified shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

11.

Governing Law. This Agreement shall be construed in accordance with the laws of New York and the applicable provisions of the Act. To the extent the applicable laws of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

12.

Notices. All notices required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered or mailed by electronic mail, by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service:

If to the Trust:

Seasons Series Trust

21650 Oxnard Street, 10th Floor

Woodland Hills, CA 91367

Attention: President

Email address: SaamcoLegal@aig.com

If to the Adviser

SunAmerica Asset Management, LLC

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Attention: General Counsel

Email address: SaamcoLegal@aig.com

13.

Miscellaneous. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

The Declaration of Trust establishing the Trust, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally; and that no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust or any Portfolio; but that the Trust Estate shall be liable. Notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of the Trust individually.

[Signature page follows]

IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

SEASONS SERIES TRUST

By:
Name:
Title:

SUNAMERICA ASSET MANAGEMENT, LLC

By:
Name:
Title:

SEASONS SERIES TRUST

SCHEDULE A

to Investment Advisory and Management Agreement

(Effective [    ])

Portfolio	Annual Rate as a percentage of average daily net assets of the Portfolio)
SA Allocation Balanced Portfolio	.10%

SA Allocation Growth Portfolio	.10%

SA Allocation Moderate Growth Portfolio	.10%

SA Allocation Moderate Portfolio	.10%

SA American Century Inflation Protection Portfolio	.60% - first $500 million
.55% - over $500 million

SA Columbia Focused Value Portfolio	1.00% - first $250 million
.95% - next $250 million
.90% - over $500 million

SA Multi-Managed Diversified Fixed Income Portfolio	.70% - first $200 million
.65% - next $200 million
.60% - over $400 million

SA Multi-Managed Growth Portfolio	.89% - first $250 million
.84% - next $250 million
.79% - over $500 million

SA Multi-Managed Income Portfolio	.77% - first $250 million
.72% - next $250 million
.67% - over $500 million

SA Multi-Managed Income/Equity Portfolio	.81% - first $250 million
.76% - next $250 million
.71% - over $500 million

SA Multi-Managed International Equity Portfolio	.95% - first $250 million
.90% - next $250 million
.85% - over $500 million

SA Multi-Managed Large Cap Growth Portfolio	.80% - first $250 million
.75% - next $250 million
.70% - over $500 million

SA Multi-Managed Large Cap Value Portfolio	.80% - first $250 million
.75% - next $250 million
.70% - over $500 million

SA Multi-Managed Mid Cap Growth Portfolio	.85% - first $250 million
.80% - next $250 million
.75% - over $500 million

SA Multi-Managed Mid Cap Value Portfolio	.85% - first $250 million
.80% - next $250 million
.75% - over $500 million

Portfolio	Annual Rate as a percentage of average daily net assets of the Portfolio)
SA Multi-Managed Moderate Growth Portfolio	.85% - first $250 million
.80% - next $250 million
.75% - over $500 million

SA Multi-Managed Small Cap Portfolio	.85% - first $250 million
.80% - next $250 million
.75% - over $500 million

SA Putnam Asset Allocation Diversified Growth Portfolio	.85% - first $250 million
.80% - next $250 million
.75% - over $500 million

SA T. Rowe Price Growth Stock Portfolio	.85% - first $250 million
.80% - next $250 million
.75% - over $500 million

FORM OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

SUNAMERICA SERIES TRUST

This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of [●], between SUNAMERICA SERIES TRUST, a Massachusetts business trust (the “Trust”) and SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”).

In consideration of the mutual agreements herein made, the parties hereto agree as follows:

1.

The Trust’s Portfolios. The Trust is authorized to issue shares in separate series, with each series representing interests in a separate portfolio of securities and other assets, and currently offers shares of the series set forth in Schedule A attached hereto (the “Portfolios”). It is recognized that additional Portfolios may be added and certain current Portfolios may be deleted in the future.

2.

Duties of the Adviser. The Adviser shall manage the affairs of the Trust as set forth herein, either by taking such actions itself or by delegating its duties to a subadviser pursuant to a written subadvisory agreement. Such duties shall include, but not limited to, continuously providing the Trust with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Portfolio of the Trust and making purchases and sales of securities on behalf of each Portfolio. The Adviser’s management shall be subject to the control of the Trustees of the Trust (the “Trustees”) and in accordance with the objectives, policies and restrictions for each such Portfolio set forth in the Trust’s Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the “Act”) and other applicable law, as well as to the factors affecting the Trust’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the “Code”) and the regulations thereunder and the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Portfolios) and such executive and other personnel as shall be necessary for the operations of each Portfolio, (ii) be responsible for the financial and accounting records required to be maintained by each Portfolio (including those maintained by the Trust’s custodian), (iii) oversee the performance of services provided to each Portfolio by others, including the custodian, transfer agent, shareholder servicing agent and subadviser, if any, and (iv) together with the assistance of affiliates, (a) evaluate the subadviser, if any, and advise the Trustees of the subadviser(s) which the Adviser believes is/are best suited to invest the assets of each Portfolio, (b) monitor and evaluate the investment performance of each subadviser employed by the Trust, (c) allocate the portion of each Portfolio’s assets to be managed by each subadviser, and (d) shall recommend changes of or the addition of subadvisers when appropriate. The Trust acknowledges that the Adviser also acts as the manager of other investment companies.

The Adviser may delegate certain of its duties under this Agreement with respect to a Portfolio to a subadviser pursuant to a written agreement, subject to the approval of the Trustees as required by the Act. The Adviser may, as it deems necessary or appropriate from time to time, (i) terminate a subadvisory arrangement with respect to a Portfolio, or a component of the assets thereof, and engage a new subadviser for such Portfolio, or component thereof, or (ii) amend the agreement between itself and a subadviser, without obtaining shareholder approval in either case; provided, however, that any such new subadvisory arrangement or amendment to an existing arrangement be approved by the Trustees in the manner required by either the Act or order of the Securities and Exchange Commission exempting the Adviser and the Trust from the provisions of Section 15(a) of the Act relating to the engagement of subadvisers for the Portfolios. The Adviser is solely responsible for payment of any fees or other charges to a subadviser arising from such delegation and the Trust shall have no liability therefor.

3.

Expenses. The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

4.

Compensation. (a) As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser a fee at the annual rates set forth in Schedule A hereto for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month.

For the purpose of accruing compensation, the net assets of the Portfolio shall be that determined in the manner and on the dates set forth in the current prospectus of the Trust and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

(b) Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

5.

Purchase and Sale of Securities. The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate in order to carry out the policies with respect to portfolio transactions as set forth in the Trust’s Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

6.

Term of Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date approved by the Trustees of the Trust in respect of such Portfolio, and from year to year thereafter so long as such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Portfolio with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Portfolio by the vote of a majority of the outstanding voting securities of that Portfolio, or by the Trustees of the Trust which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Portfolio notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Portfolio, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

7.

Termination. This Agreement may be terminated at any time as to a Portfolio, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Portfolio on sixty (60) days’ written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months’ written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

8.

Reports. The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Board may deem appropriate in order to enable the Trust to determine that the investment policies of each Portfolio are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

9.

Records. The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents as to constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust’s auditor’s certification relating thereto. The Adviser hereby undertakes and agrees to maintain in the form and for the periods required by Rule 31a-2 under the Act, all records relating to the Portfolio’s investments that are required to be maintained pursuant to the requirements of Rule 31a-1 of the Act.

The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Portfolio shall, at all times, remain the property of the Trust.

10.

Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser), the Adviser shall not be subject to liability to the Trust or to any other person for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability under Section 36(b) of the Act, the Trust shall indemnify the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) from any liability arising from the Adviser’s conduct under this Agreement.

Indemnification to the Adviser or any of its personnel or affiliates shall be made when (A) a final decision on the merits rendered, by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (B) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding (“disinterested, non-party Trustees”), or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys’ fees or other expenses incurred by officers, Trustees, investment advisers, subadvisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (i) the person to be indemnified shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

11.

Governing Law. This Agreement shall be construed in accordance with the laws of New York and the applicable provisions of the Act. To the extent the applicable laws of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

12.

Notices. All notices required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered or mailed by electronic mail, by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service:

If to the Trust:

SunAmerica Series Trust

21650 Oxnard Street, 10th Floor

Woodland Hills, CA 91367

Attention: President

Email address: SaamcoLegal@aig.com

If to the Adviser

SunAmerica Asset Management, LLC

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Attention: General Counsel

Email address: SaamcoLegal@aig.com

13.

Miscellaneous. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

The Declaration of Trust establishing the Trust, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally; and that no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust or any Portfolio; but that the Trust Estate shall be liable. Notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of the Trust individually.

[Signature page follows]

IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

SUNAMERICA SERIES TRUST

By:
Name:
Title:

SUNAMERICA ASSET MANAGEMENT, LLC

By:
Name:
Title:

SUNAMERICA SERIES TRUST

SCHEDULE A

to Investment Advisory and Management Agreement

(Effective [●])

Portfolio	Annual Rate as a percentage of average daily net assets of the Portfolio
SA AB Growth Portfolio	.70% on first $50 million .65% on next $100 million .60% over $150 million

SA AB Small & Mid Cap Value Portfolio	.95% on first $250 million .90% over $250 million

SA American Funds Asset Allocation Portfolio	.85%

SA American Funds Global Growth Portfolio	.95%

SA American Funds Growth Portfolio	.85%

SA American Funds Growth-Income Portfolio	.85%

SA American Funds VCP Managed Allocation Portfolio	.95%

SA BlackRock VCP Global Multi Asset Portfolio	.86% on first $500 million .84% on next $2.5 billion .79% over $3 billion

SA BlackRock Multi-Factor 70/30 Portfolio	.65% on first $250 million .60% over $250 million

SA DFA Ultra Short Bond Portfolio	.475% on first $100 million .450% on next $400 million .425% on next $500 million .400% over $1 billion

SA Emerging Market Equity Index Portfolio	.45% on first $2 billion .40% thereafter

SA Federated Hermes Corporate Bond Portfolio	.70% on first $50 million .60% on next $100 million .55% on next $100 million .50% over $250 million

SA Fidelity Institutional AM® International Growth Portfolio	.78% on first $100 million .76% on next $100 million .75% over $200 million

SA Fidelity Institutional AM® Real Estate Portfolio	.80% on first $100 million .75% on next $400 million .70% over $500 million

SA Fixed Income Index Portfolio	.30% on first $2 billion .25% thereafter

SA Fixed Income Intermediate Index Portfolio	.30% on first $2 billion .25% thereafter

Portfolio	Annual Rate as a percentage of average daily net assets of the Portfolio
SA Franklin BW U.S. Large Cap Value Portfolio	.80% on first $100 million .75% on next $400 million .70% over $500 million

SA Franklin Small Company Value Portfolio	1.00% on first $200 million .92% on next $300 million .90% over $500 million

SA Franklin Systematic U.S. Large Cap Core Portfolio	.50% on first $100 million .48% on next $150 million .46% on next $250 million .44% on next $250 million .43% over $750 million

SA Franklin Systematic U.S. Large Cap Value Portfolio	.60%

SA Franklin Tactical Opportunities Portfolio	.700% on first $500 million .675% on next $500 million .650% on next $1 billion .625% over $2 billion

SA Global Index Allocation 60/40 Portfolio	.10%

SA Global Index Allocation 75/25 Portfolio	.10%

SA Global Index Allocation 90/10 Portfolio	.10%

SA Goldman Sachs Global Bond Portfolio	.75% on first $50 million .65% on next $100 million .60% on next $100 million .55% over $250 million

SA Goldman Sachs Multi-Asset Insights Portfolio	.700% on first $500 million .675% on next $500 million .665% thereafter

SA Index Allocation 60/40 Portfolio	.10%

SA Index Allocation 80/20 Portfolio	.10%

SA Index Allocation 90/10 Portfolio	.10%

SA International Index Portfolio	.40% on first $2 billion .35% thereafter

SA Invesco Growth Opportunities Portfolio	.75% on first $250 million .70% on next $250 million .65% over $500 million

SA Invesco Main Street Large Cap Portfolio	.80% on first $50 million .75% on next $200 million .70% over $250 million

SA Janus Focused Growth Portfolio	.85%

Portfolio	Annual Rate as a percentage of average daily net assets of the Portfolio
SA JPMorgan Diversified Balanced Portfolio	.70% on first $50 million .65% on next $100 million .60% on next $150 million .55% on next $200 million .50% over $500 million

SA JPMorgan Emerging Markets Portfolio	1.15% on first $100 million 1.10% on next $100 million 1.05% over $200 million

SA JPMorgan Equity-Income Portfolio	.70% on first $50 million .65% on next $100 million .60% on next $150 million .55% on next $200 million .50% over $500 million

SA JPMorgan Global Equities Portfolio	.90% on first $50 million .80% on next $100 million .70% on next $150 million .65% over $300 million

SA JPMorgan MFS Core Bond Portfolio	.60%

SA JPMorgan Mid-Cap Growth Portfolio	.80% on first $100 million .75% over $100 million

SA Large Cap Growth Index Portfolio	.30% on first $2 billion .25% thereafter

SA Large Cap Index Portfolio	.40% on first $2 billion .32% on next $1 billion .28% thereafter

SA Large Cap Value Index Portfolio	.30% on first $2 billion .25% thereafter

SA MFS Blue Chip Growth Portfolio	.70% on first $250 million .65% on next $250 million .60% over $500 million

SA MFS Massachusetts Investors Trust Portfolio	.70% on first $600 million .65% on next $900 million .60% over $1.5 billion

SA MFS Total Return Portfolio	.700% on first $50 million .650% on next $450 million .625% for next $250 million .595% for next $250 million .575% over $1 billion

SA Mid Cap Index Portfolio	.30% on first $2 billion .25% thereafter

Portfolio	Annual Rate as a percentage of average daily net assets of the Portfolio
SA Morgan Stanley International Equities Portfolio	.85% on first $250 million .80% on next $250 million .75% over $500 million

SA PIMCO RAE International Value Portfolio	1.025% on first $50 million .865% on next $150 million .775% on next $300 million .750% over $500 million

SA PIMCO VCP Tactical Balanced Portfolio	.86% on first $750 million .85% on next $750 million .82% over $1.5 billion

SA PineBridge High-Yield Bond Portfolio	.70% on first $50 million .65% on next $100 million .60% on next $100 million .55% over $250 million

SA Putnam International Growth and Income Portfolio	1.00% on first $150 million .90% on next $150 million .80% over $300 million

SA Schroders VCP Global Allocation Portfolio	.850% on first $250 million .830% on next $250 million .790% on next $1 billion .770% over $1.5 billion

SA Small Cap Index Portfolio	.35% on first $2 billion .30% thereafter

SA T. Rowe Price Asset Allocation Growth Portfolio	.700% on first $400 million .685% on next $500 million .660% on next $1 billion .635% thereafter

SA T. Rowe Price VCP Balanced Portfolio

.850% on first $200 million

.820% reset at $200 million

.820% on next $300 million

.800% reset at $500 million

.800% on next $500 million

.770% reset at $1 billion

.750% on next $1 billion

.750% reset at $2 billion

.750% over $2 billion

SA VCP Dynamic Allocation Portfolio	.25% on first $1.5 billion .22% on next $1.5 billion .20% over $3 billion

SA VCP Dynamic Strategy Portfolio	.25% on first $1.5 billion .22% on next $1.5 billion .20% over $3 billion

Portfolio	Annual Rate as a percentage of average daily net assets of the Portfolio
SA VCP Index Allocation Portfolio	.200% on first $500 million .175% thereafter

SA Wellington Capital Appreciation Portfolio	.75% first $50 million .725% next $50 million .70% thereafter

SA Wellington Government and Quality Bond Portfolio	.625% first $200 million .575% next $300 million .50% thereafter

SA Wellington Strategic Multi-Asset Portfolio	1.00% first $200 million .875% next $300 million .80% thereafter

MASTER-FEEDER ADDENDUM

TO THE

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

This ADDENDUM dated [    ], relates to and is part of the Investment Advisory and Management Agreement dated [    ] (“Advisory Agreement”) between SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), and SunAmerica Asset Management, LLC, a Delaware limited liability company (the “Adviser”).

This Addendum clarifies certain terms of the Advisory Agreement solely with respect to the SA American Funds Growth Portfolio, SA American Funds Global Growth Portfolio, SA American Funds Growth-Income Portfolio, SA American Funds Asset Allocation Portfolio and SA American Funds VCP Managed Allocation Portfolio (collectively, the “Portfolios”). All terms of the Advisory Agreement shall apply with respect to the Portfolios, except to the extent modified pursuant hereto. Any terms not defined herein shall have the meaning ascribed to them in the Advisory Agreement.

Each Portfolio has been initially structured as a “feeder fund,” with the initial investment strategy to invest all of its assets in a single open-end investment company or series thereof (a “Master Fund”).

1.

Withdrawal From Master Fund Terminates Addendum. The terms and conditions of this Addendum shall be in effect with respect to a Portfolio only during such time as the Portfolio invests all of its assets in a Master Fund. If the Adviser determines, subject to approval of the Board of Trustees of the Trust (the “Board”), that a Portfolio’s assets shall be withdrawn from a Master Fund and not be invested in another Master Fund, upon the event of such withdrawal, the assets of the Portfolio shall be managed in accordance with the terms and conditions of the Advisory Agreement and this Addendum shall be of no further force or effect with respect to that Portfolio until such time as the assets of the Portfolio shall subsequently be invested in a different Master Fund, at which time this Addendum shall resume effectiveness.

2.

Appointment. The Trust has appointed the Adviser provided that in addition to the methods contemplated by the Advisory Agreement for the management of the assets of the Portfolios, the Adviser will provide investment management services in a manner consistent with Section 3 of this Addendum.

3.	Services of the Adviser – Investment in Master Fund. For so long as a Portfolio invests all of its assets in a Master Fund, the Adviser shall:

a.	analyze, select, and recommend for consideration and approval by the Board, a Master Fund for investment by the Portfolio;

b.

monitor and evaluate the (i) performance of the Master Fund in comparison to peer and benchmark performance in light of the investment objectives and policies of the Master Fund; (ii) the level of expenses borne by each Portfolio as a result of its investment in a Master Fund; and (iii) the services and level of fees of service providers to the Portfolios;

c.	provide to the Board such periodic and special reports related to monitoring performance, expenses, compliance functions and such other information as the Board may reasonably request;

d.

coordinate with the investment adviser of the Master Funds to (i) obtain such information, reports, certifications, signatures and other materials to the extent such information may be required for the composition and filing of the Portfolios’ registration statements, shareholder reports and other disclosure materials; and (ii) ensure the appropriate flow of information, including but not limited to daily pricing of the Master Funds’ shares and purchases/redemptions of the Master Funds’ shares;

e.

prepare the Portfolios’ registration statement, shareholder reports and other periodic reports, which, as a result of the Portfolios’ adoption of a fiscal year end corresponding with the Master Funds’ fiscal year, must be filed on a different schedule than the Trust’s other portfolios;

f.	if appropriate, recommend for consideration by the Board that the Portfolio withdraw its investment in a Master Fund and that subsequent to such withdrawal:

(1)	the Portfolio invest in another Master Fund; or

(2)	the Portfolio be managed in accordance with the terms and conditions of the Advisory Agreement; and

g.	provide such other services as may be agreed to between the Trust and the Adviser from time to time.

4.

Expenses. For so long as this Addendum is in effect, the Adviser will pay all expenses incurred by it in connection with its services provided under Section 3 of this Addendum, except such expenses as are assumed by the Trust under the Advisory Agreement and·this Addendum. The Trust shall be responsible for all of the other expenses of its operations not identified in Section 3 of this Addendum, and may retain the Adviser or other service providers to provide services with respect to those or other operations of the Trust. Such expenses for which the Trust is responsible include, but are not limited to, the expenses described in Section 3 of the Advisory Agreement; expenses of transitioning to a new Master Fund, including, but not limited to, legal, accounting or administrative services, and negotiating agreements with the investment adviser of the Master Fund or the Master Fund in connection with changes in Master Funds; and in the event the Adviser determines, subject to approval of the Board, that the assets of a Portfolio shall be withdrawn from the Master Fund and managed in accordance with the terms and conditions of the Advisory Agreement, the expenses of transitioning the assets of the Portfolio to be so managed.

5.

Compensation. For the investment management services provided by the Adviser to the Portfolios pursuant to the Advisory Agreement and this Addendum, the Adviser shall be compensated in the manner set forth in Section 4 of the Advisory Agreement.

IN WITNESS HEREOF, the parties hereto have caused this Addendum to be executed by their officers designated below as of the day and year first above written.

SUNAMERICA SERIES TRUST

By:
Name:
Title:

SUNAMERICA ASSET MANAGEMENT, LLC

By:
Name:
Title:

EXHIBIT E

INFORMATION REGARDING CURRENT AGREEMENTS

SunAmerica serves as investment adviser to each Portfolio pursuant to its current investment advisory and management agreement (each, a “Current Agreement”). The tables below set forth the date on which each Portfolio’s Current Agreement was last submitted to a vote of shareholders for approval, the advisory fee rate, and the aggregate amount of advisory fees paid by each Portfolio to SunAmerica for the Portfolio’s most recently completed fiscal year. The Current Agreement for each of SunAmerica Series Trust and Seasons Series Trust is dated January 1, 1999, as amended.

SUNAMERICA SERIES TRUST

Portfolio	Date of Last Shareholder Approval	Advisory Fee Rate (as a % of average daily net asset value)	Aggregate Amount of Advisory Fees Paid to SunAmerica
SA AB Growth Portfolio	December 30, 1998	.70% on first $50 million .65% on next $100 million .60% over $150 million	$12,514,667

SA AB Small & Mid Cap Value Portfolio	August 1, 2002	.95% on first $250 million .90% over $250 million	$5,798,607

SA American Funds Asset Allocation Portfolio	September 1, 2006	.85%	$14,676,397

SA American Funds Global Growth Portfolio	September 1, 2006	.95%	$4,377,713

SA American Funds Growth Portfolio	September 1, 2006	.85%	$5,967,784

SA American Funds Growth-Income Portfolio	September 1, 2006	.85%	$3,259,876

SA American Funds VCP Managed Allocation Portfolio	October 15, 2012	.95%	$21,373,991

SA BlackRock VCP Global Multi Asset Portfolio	October 13, 2020	.860% on first $500 million .840% on next $2.5 billion .790% over $3 billion	$7,305,724

SA BlackRock Multi-Factor 70/30 Portfolio	October 13, 2020	.65% on first $250 million .60% over $250 million	$318,520

SA DFA Ultra Short Bond Portfolio	December 30, 1998	.475% on first $100 million .450% on next $400 million .425% on next $500 million .400% over $1 billion	$1,786,348

SA Emerging Market Equity Index Portfolio	May 1, 2018	.45% on first $2 billion .40% thereafter	$540,543

SA Federated Hermes Corporate Bond Portfolio	December 30, 1998	.70% on first $50 million .60% on next $100 million .55% on next $100 million .50% over $250 million	$8,024,762

Portfolio	Date of Last Shareholder Approval	Advisory Fee Rate (as a % of average daily net asset value)	Aggregate Amount of Advisory Fees Paid to SunAmerica

SA Fidelity Institutional AM® International Growth Portfolio	May 1, 2019	.78% on first $100 million .76% on next $100 million .75% over $200 million	$2,768,769

SA Fidelity Institutional AM® Real Estate Portfolio	December 30, 1998	.80% on first $100 million .75% on next $400 million .70% over $500 million	$2,382,688

SA Fixed Income Index Portfolio	February 1, 2017	.30% on first $2 billion .25% thereafter	$1,698,511

SA Fixed Income Intermediate Index Portfolio	October 4, 2017	.300% on first $2 billion .250% thereafter	$1,528,491

SA Franklin BW U.S. Large Cap Value Portfolio	August 27, 2015	.80% on first $100 million .75% on next $400 million .70% over $500 million	$11,402,205

SA Franklin Small Company Value Portfolio	December 14, 1998	1.00% on first $200 million .92% on next $300 million .90% over $500 million	$3,617,187

SA Franklin Systematic U.S. Large Cap Core Portfolio	October 7, 2019	.50% on first $100 million .48% on next $150 million .46% on next $250 million .44% on next $250 million .43% over $750 million	$814,268

SA Franklin Systematic U.S. Large Cap Value Portfolio	December 30, 1998	.60%	$2,828,712

SA Franklin Tactical Opportunities Portfolio	October 4, 2017	.700% on first $500 million .675% on next $500 million .650% on next $1 billion .625% over $2 billion	$583,138

SA Global Index Allocation 60/40 Portfolio	May 1, 2018	.10%	$80,823

SA Global Index Allocation 75/25 Portfolio	May 1, 2018	.10%	$76,247

SA Global Index Allocation 90/10 Portfolio	May 1, 2018	.10%	$275,394

SA Goldman Sachs Global Bond Portfolio	December 30, 1998	.75% on first $50 million .65% on next $100 million .60% on next $100 million .55% over $250 million	$2,497,666

SA Goldman Sachs Multi-Asset Insights Portfolio	October 4, 2017	.700% on first $500 million .675% on next $500 million .665% thereafter	$327,858

SA Index Allocation 60/40 Portfolio	February 1, 2017	.10%	$225,756

SA Index Allocation 80/20 Portfolio	February 1, 2017	.10%	$425,918

Portfolio	Date of Last Shareholder Approval	Advisory Fee Rate (as a % of average daily net asset value)	Aggregate Amount of Advisory Fees Paid to SunAmerica

SA Index Allocation 90/10 Portfolio	February 1, 2017	.10%	$1,143,263

SA International Index Portfolio	February 1, 2017	.40% on first $2 billion .35% thereafter	$2,950,367

SA Invesco Growth Opportunities Portfolio	May 23, 2000	.75% on first $250 million .70% on next $250 million .65% over $500 million	$2,712,632

SA Invesco Main Street Large Cap Portfolio	April 5, 2007	.80% on first $50 million .75% on next $200 million .70% over $250 million	$3,834,638

SA Janus Focused Growth Portfolio	January 2, 2001	.85%	$4,872,921

SA JPMorgan Diversified Balanced Portfolio	December 30, 1998	.70% on first $50 million .65% on next $100 million .60% on next $150 million .55% on next $200 million .50% over $500 million	$2,342,567

SA JPMorgan Emerging Markets Portfolio	December 30, 1998	1.15% on first $100 million 1.10% on next $100 million 1.05% over $200 million	$2,809,694

SA JPMorgan Equity-Income Portfolio	December 30, 1998	.70% on first $50 million .65% on next $100 million .60% on next $150 million .55% on next $200 million .50% over $500 million	$6,756,423

SA JPMorgan Global Equities Portfolio	December 30, 1998	.90% on first $50 million .80% on next $100 million .70% on next $150 million .65% over $300 million	$2,939,109

SA JPMorgan MFS Core Bond Portfolio	December 30, 1998	.60%	$12,796,865

SA JPMorgan Mid-Cap Growth Portfolio	April 5, 2007	.80% on first $100 million .75% over $100 million	$4,501,361

SA Large Cap Growth Index Portfolio	May 1, 2018	.30% on first $2 billion .25% thereafter	$1,013,599

SA Large Cap Index Portfolio	December 14, 1998	.40% on first $2 billion .32% on next $1 billion .28% thereafter	$12,166,794

SA Large Cap Value Index Portfolio	May 1, 2018	.30% on first $2 billion .25% thereafter	$1,041,336

SA MFS Blue Chip Growth Portfolio	May 23, 2000	.70% on first $250 million .65% on next $250 million .60% over $500 million	$5,039,667

Portfolio	Date of Last Shareholder Approval	Advisory Fee Rate (as a % of average daily net asset value)	Aggregate Amount of Advisory Fees Paid to SunAmerica

SA MFS Massachusetts Investors Trust Portfolio	December 30, 1998	.70% on first $600 million .65% on next $900 million .60% over $1.5 billion	$7,874,963

SA MFS Total Return Portfolio	December 30, 1998	.700% on first $50 million .650% on next $450 million .625% for next $250 million .595% for next $250 million .575% over $1 billion	$3,679,390

SA Mid Cap Index Portfolio	February 1, 2017	.30% on first $2 billion .25% thereafter	$1,309,843

SA Morgan Stanley International Equities Portfolio	December 30, 1998	.85% on first $250 million .80% on next $250 million .75% over $500 million	$3,970,866

SA PIMCO RAE International Value Portfolio	August 1, 2002	1.025% on first $50 million .865% on next $150 million .775% on next $300 million .750% over $500 million	$6,028,234

SA PIMCO VCP Tactical Balanced Portfolio	May 1, 2013	.86% on first $750 million .85% on next $750 million .82% over $1.5 billion	$11,233,327

SA PineBridge High-Yield Bond Portfolio	December 30, 1998	.70% on first $50 million .65% on next $100 million .60% on next $100 million .55% over $250 million	$1,880,590

SA Putnam International Growth and Income Portfolio	December 30, 1998	1.00% on first $150 million .90% on next $150 million .80% over $300 million	$3,014,498

SA Schroders VCP Global Allocation Portfolio	January 13, 2016	.850% on first $250 million .830% on next $250 million .790% on next $1 billion .770% over $1.5 billion	$5,117,275

SA Small Cap Index Portfolio	February 1, 2017	.35% on first $2 billion .30% thereafter	$1,142,871

SA T. Rowe Price Asset Allocation Growth Portfolio	October 4, 2017	.700% on first $400 million .685% on next $500 million .660% on next $1 billion .635% thereafter	$3,862,629

SA T. Rowe Price VCP Balanced Portfolio	October 4, 2017	.850% on first $200 million .820% reset at $200 million .820% on next $300 million .800% reset at $500 million .800% on next $500 million .770% reset at $1 billion .750% on next $1 billion .750% reset at $2 billion .750% over $2 billion	$13,396,810

Portfolio	Date of Last Shareholder Approval	Advisory Fee Rate (as a % of average daily net asset value)	Aggregate Amount of Advisory Fees Paid to SunAmerica

SA VCP Dynamic Allocation Portfolio	January 23, 2012	.25% on first $1.5 billion .22% on next $1.5 billion .20% over $3 billion	$24,641,319

SA VCP Dynamic Strategy Portfolio	July 16, 2012	.25% on first $1.5 billion .22% on next $1.5 billion .20% over $3 billion	$15,487,268

SA VCP Index Allocation Portfolio	October 4, 2017	.200% on first $500 million .175% thereafter	$1,006,258

SA Wellington Capital Appreciation Portfolio	August 9, 2021	.75% first $50 million .725% next $50 million .70% thereafter	$14,134,747

SA Wellington Government and Quality Bond Portfolio	August 9, 2021	.625% first $200 million .575% next $300 million .50% thereafter	$9,556,864

SA Wellington Strategic Multi-Asset Portfolio	August 9, 2021	1.00% first $200 million .875% next $300 million .80% thereafter	$1,337,924

SEASONS SERIES TRUST

Portfolio	Date of Last Shareholder Approval	Advisory Fee Rate (as a % of average daily net asset value)	Aggregate Amount of Advisory Fees Paid to SunAmerica
SA Allocation Balanced Portfolio	December 15, 2004	.10%	$268,020

SA Allocation Growth Portfolio	December 15, 2004	.10%	$378,654

SA Allocation Moderate Growth Portfolio	December 15, 2004	.10%	$551,891

SA Allocation Moderate Portfolio	December 15, 2004	.10%	$328,449

SA American Century Inflation Protection Portfolio	December 15, 2004	.60% on first $500 million .55% over $500 million	$4,084,008

SA Columbia Focused Value Portfolio	September 21, 2001	1.00% on first $250 million 0.95% on next $250 million 0.90% over $500 million	$3,662,724

SA Multi-Managed Diversified Fixed Income Portfolio	February 1, 1999	.70% on first $200 million .65% on next $200 million .60% over $400 million	$6,221,892

SA Multi-Managed Growth Portfolio	December 30, 1998	.89% on first $250 million .84% on next $250 million .79% over $500 million	$465,871

SA Multi-Managed Income Portfolio	December 30, 1998	.77% on first $250 million .72% on next $250 million .67% over $500 million	$329,365

Portfolio	Date of Last Shareholder Approval	Advisory Fee Rate (as a % of average daily net asset value)	Aggregate Amount of Advisory Fees Paid to SunAmerica

SA Multi-Managed Income/Equity Portfolio	December 30, 1998	.81% on first $250 million .76% on next $250 million .71% over $500 million	$447,616

SA Multi-Managed International Equity Portfolio	February 1, 1999	.95% on first $250 million .90% on next $250 million .85% over $500 million	$3,758,539

SA Multi-Managed Large Cap Growth Portfolio	February 1, 1999	.80% on first $250 million .75% on next $250 million .70% over $500 million	$4,298,206

SA Multi-Managed Large Cap Value Portfolio	February 1, 1999	.80% on first $250 million .75% on next $250 million .70% over $500 million	$6,194,340

SA Multi-Managed Mid Cap Growth Portfolio	February 1, 1999	.85% on first $250 million .80% on next $250 million .75% over $500 million	$2,091,876

SA Multi-Managed Mid Cap Value Portfolio	February 1, 1999	.85% on first $250 million .80% on next $250 million .75% over $500 million	$2,157,508

SA Multi-Managed Moderate Growth Portfolio	December 30, 1998	.85% on first $250 million .80% on next $250 million .75% over $500 million	$761,502

SA Multi-Managed Small Cap Portfolio	February 1, 1999	.85% on first $250 million .80% on next $250 million .75% over $500 million	$2,179,853

SA Putnam Asset Allocation Diversified Growth Portfolio	December 30, 1998	.85% on first $250 million .80% on next $250 million .75% over $500 million	$1,914,399

SA T. Rowe Price Growth Stock Portfolio	December 30, 1998	.85% on first $250 million .80% on next $250 million .75% over $500 million	$3,843,528

EXHIBIT F

COMPENSATION PAID TO SUNAMERICA BY INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES

The following tables set forth the advisory fee rate paid to SunAmerica and assets under management of each registered investment company with an investment objective similar to the investment objectives of any of the Portfolios. The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available. Rates are provided as a percentage of average daily net assets unless otherwise indicated.

SST SA Allocation Growth Portfolio

SAST SA Global Index Allocation 75/25 Portfolio

SAST SA Global Index Allocation 90/10 Portfolio

SAST SA Index Allocation 80/20 Portfolio

SAST SA Index Allocation 90/10 Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SST SA Allocation Growth Portfolio	0.10%	$378,653,775	Y

SAST SA Global Index Allocation 75/25 Portfolio	0.10%	$76,246,666	Y

SAST SA Global Index Allocation 90/10 Portfolio	0.10%	$275,393,521	Y

SAST SA Index Allocation 80/20 Portfolio	0.10%	$425,917,875	N

SAST SA Index Allocation 90/10 Portfolio	0.10%	$1,143,263,108	N

VALIC Company I (“VC I”) Aggressive Growth Lifestyle Fund	0.10%	$722,081,652	Y

SST SA Allocation Moderate Portfolio

SST SA Allocation Moderate Growth Portfolio

SAST SA Global Index Allocation 60/40 Portfolio

SAST SA Index Allocation 60/40 Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SST SA Allocation Moderate Portfolio	0.10%	$328,449,333	Y

SST SA Allocation Moderate Growth Portfolio	0.10%	$551,891,258	Y

SAST SA Global Index Allocation 60/40 Portfolio	0.10%	$80,822,734	Y

SAST SA Index Allocation 60/40 Portfolio	0.10%	$225,756,471	Y

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?

VC I Asset Allocation Fund	0.50% on the first $300 million 0.475% on the next $200 million 0.45% on assets over $500 million	$154,748,535	Y

VC I Global Strategy Fund	0.50% on the first $500 million 0.46% on assets over $500 million	$269,548,155	Y

VC I Moderate Growth Lifestyle Fund	0.10%	$1,150,199,858	N

SST SA Multi-Managed International Equity Portfolio

SAST SA International Index Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SST SA Multi-Managed International Equity Portfolio (SunAmerica Index Sleeve)[1]	0.95% first $250 million 0.90% next $250 million 0.85% over $500 million	$403,726,500	Y

SAST SA International Index Portfolio	0.40% on first $2 billion 0.35% over $2 billion	$737,591,782	N

VC I International Equities Index Fund	0.35% on the first $500 million 0.25% on the next $500 million 0.24% on assets over $1 billion	$1,772,562,425	N

VC I International Opportunities Fund	0.90% on first $100 million 0.80% on next $650 million 0.75% on assets over $750 million	$611,690,058	Y

VC I International Socially Responsible Fund	0.50% on the first $500 million 0.475% on the next $500 million 0.45% on assets over $1 billion	$363,230,938	N

VC I International Value Fund	0.73% on the first $250 million 0.68% on the next $250 million 0.63% on the next $500 million 0.58% on assets over $1 billion	$671,480,470	Y

1	Only the portion of assets directly managed by SunAmerica is managed pursuant to similar strategies.

SST SA Multi-Managed Small Cap Portfolio

SAST SA Small Cap Index Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SST SA Multi-Managed Small Cap Portfolio (SunAmerica Index Sleeve)[1]	0.85% first $250 million 0.80% next $250 million 0.75% over $500 million	$257,134,804	N

SAST SA Small Cap Index Portfolio	0.35% on first $2 billion 0.30% over $2 billion	$326,534,678	Y

VC I Small Cap Index Fund	0.35% first $500 million 0.25% next $2.5 billion 0.20% next $2 billion 0.15% assets over $5 billion	$1,269,777,653	N

1	Only the portion of assets directly managed by SunAmerica is managed pursuant to similar strategies.

SAST SA Franklin Systematic U.S. Large Cap Value Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio	0.60%	$471,451,925	N

VC I Systematic Value Fund	0.70% on the first $250 million 0.65% on the next $250 million 0.60% on the next $500 million 0.55% on assets over $1 billion	$520,816,357	Y

SAST SA Large Cap Index Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Large Cap Index Portfolio	0.40% on first $2 billion 0.32% on next $1 billion 0.28% over $3 billion	$3,345,468,750	Y

VC I Stock Index Fund	0.35% on the first $500 million 0.25% on the next $2.5 billion 0.20% on the next $2 billion 0.15% on assets over $5 billion	$6,182,796,309	Y

VC I U.S. Socially Responsible Fund	0.25% on the first $1 billion 0.24% on assets over $1 billion	$805,549,480	N

SAST SA Large Cap Growth Index Portfolio

SST SA Multi-Managed Large Cap Growth Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Large Cap Growth Index Portfolio	0.30% on first $2 billion 0.25% over $2 billion	$337,866,092	Y

SST SA Multi-Managed Large Cap Growth Portfolio (SunAmerica Index Sleeve)	0.80% first $250 million 0.75% next $250 million 0.70% over $500 million	$560,683,068	Y

VC I Growth Fund	0.73% on the first $500 million 0.67% on the next $500 million 0.64% on the next $500 million 0.61% on assets over $1.5 billion	$1,347,549,920	Y

1	Only the portion of assets directly managed by SunAmerica is managed pursuant to similar strategies.

SAST SA Large Cap Value Index Portfolio

SST SA Multi-Managed Large Cap Value Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Large Cap Value Index Portfolio	0.30% on first $2 billion 0.25% over $2 billion	$347,111,604	Y

SST SA Multi-Managed Large Cap Value Portfolio[1]	0.80% first $250 million 0.75% next $250 million 0.70% over $500 million	$831,334,215	N

VC I Dividend Value Fund	0.75% on first $250 million 0.72% on next $250 million 0.67% on next $500 million 0.62% over $1 billion	$1,397,413,695	Y

1	Only the portion of assets directly managed by SunAmerica is managed pursuant to similar strategies.

SAST SA Mid Cap Index Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Mid Cap Index Portfolio	0.30% on first $2 billion 0.25% over $2 billion	$436,614,237	N

VC I Mid Cap Index Fund	0.35% on the first $500 million 0.25% on the next $2.5 billion 0.20% on the next $2 billion 0.15% on assets over $5 billion	$3,633,241,657	N

SST SA Columbia Focused Value Portfolio

SAST SA Franklin BW U.S. Large Cap Value Portfolio

SAST SA JPMorgan Equity-Income Portfolio

SST SA Multi-Managed Large Cap Value Portfolio

SAST SA Franklin Systematic U.S. Large Cap Value Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SST SA Columbia Focused Value Portfolio	1.00% first $250 million 0.95% next $250 million 0.90% over $500 million	$372,391,940	Y

SAST SA Franklin BW U.S. Large Cap Value Portfolio	0.80% on first $100 million 0.75% on next $400 million 0.70% over $500 million	$1,586,029,327	Y

SAST SA JPMorgan Equity-Income Portfolio	0.70% first $50 million 0.65% next $100 million 0.60% next $150 million 0.55% next $200 million 0.50% over $500 million	$1,251,284,683	N

SST SA Multi-Managed Large Cap Value Portfolio	0.80% on first $250 million 0.75% on next $250 million 0.70% over $500 million	$831,334,215	N

VC I Dividend Value Fund	0.75% on first $250 million 0.72% on next $250 million 0.67% on next $500 million 0.62% over $1 billion	$1,397,413,695	Y

SAST SA Franklin Systematic U.S. Large Cap Value Portfolio	0.60%	$471,451,925	N

SAST SA JPMorgan MFS Core Bond Portfolio

SST SA Multi-Managed Diversified Fixed Income Portfolio

SAST SA Wellington Government and Quality Bond Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA JPMorgan MFS Core Bond Portfolio	0.60%	$2,132,811,010	Y

SST SA Multi-Managed Diversified Fixed Income Portfolio	0.70% first $200 million 0.65% next $200 million 0.60% over $400 million	$986,982,057	N

SAST SA Wellington Government and Quality Bond Portfolio	0.625% on first $200 million 0.575% on next $300 million 0.500% thereafter	$1,816,372,927	N

VC I Core Bond Fund	0.50% on first $200 million 0.45% on next $300 million 0.40% on assets over $500 million	$2,816,212,837	N

SAST SA Janus Focused Growth Portfolio

SAST SA Wellington Capital Appreciation Portfolio

SAST SA MFS Blue Chip Growth Portfolio

SAST SA AB Growth Portfolio

SST SA T. Rowe Price Growth Stock Portfolio

SST SA Multi-Managed Large Cap Growth Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Janus Focused Growth Portfolio	0.85%	$573,284,721	Y

SAST SA Wellington Capital Appreciation Portfolio	0.750% first $50 million 0.725% next $50 million 0.700% thereafter	$2,013,892,424	N

SAST SA MFS Blue Chip Growth Portfolio	0.70% first $250 million 0.65% next $250 million 0.60% over $500 million	$777,444,586	N

SAST SA AB Growth Portfolio	0.70% first $50 million 0.65% next $100 million 0.60% over $150 million	$2,069,111,110	N

SST SA T. Rowe Price Growth Stock Portfolio	0.85% first $250 million 0.80% next $250 million 0.75% over $500 million	$464,914,650	N

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?

SST SA Multi-Managed Large Cap Growth Portfolio	0.80% first $250 million 0.75% next $250 million 0.70% over $500 million	$560,683,068	Y

VC I Capital Appreciation Fund	0.55% first $1 billion 0.525% on assets over $1 billion	$149,365,579	Y

VC I Large Capital Growth Fund	0.64% first $750 million 0.59% over $750 million	$714,416,355	N

VC I Growth Fund	0.73% first $500 million 0.67% next $500 million 0.64% next $500 million 0.61% over $1.5 billion	$1,347,549,920	Y

VC I Blue Chip Growth Fund	0.75% first $250 million 0.725% next $250 million 0.70% over $500 million	$964,527,234	Y

SAST SA PineBridge High-Yield Bond Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA PineBridge High-Yield Bond Portfolio	0.70% first $50 million 0.65% next $100 million 0.60% next $100 million 0.55% over $250 million	$301,016,333	N

VC I High Yield Bond Fund	0.65% on first $150 million 0.60% on next $350 million 0.55% on assets over $500 million	$600,152,708	Y

SAST SA Franklin Systematic U.S. Large Cap Core Portfolio

SST SA Columbia Focused Value Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Franklin Systematic U.S. Large Cap Core Portfolio	0.50% on the first $100 million 0.48% on the next $150 million 0.46% on the next $250 million 0.44% on the next $250 million 0.43% thereafter	$165,472,407	N

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?

SST SA Columbia Focused Value Portfolio	1.00% on the first $250 million 0.95% on the next $250 million 0.90% on assets over $500 million	$372,391,940	Y

VC I Systematic Core Fund	0.750% on the first $500 million 0.725% on assets over $500 million	$682,872,688	Y

SAST SA MFS Massachusetts Investors Trust Portfolio

SAST SA Invesco Main Street Large Cap Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA MFS Massachusetts Investors Trust Portfolio	0.70% first $600 million 0.65% next $900 million 0.60% over $1.5 billion	$1,165,378,990	Y

SAST SA Invesco Main Street Large Cap Portfolio	0.80% first $50 million 0.75% next $200 million 0.70% over $250 million	$526,376,953	Y

SAST SA JPMorgan Diversified Balanced Portfolio

SAST SA MFS Total Return Portfolio

SAST SA Wellington Strategic Multi-Asset Portfolio

SST SA Multi-Managed Moderate Growth Portfolio

SST SA Multi-Managed Growth Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA JPMorgan Diversified Balanced Portfolio	0.70% first $50 million 0.65% next $100 million 0.60% next $150 million 0.55% next $200 million 0.50% over $500 million	$380,935,988	Y

SAST SA MFS Total Return Portfolio	0.700% first $50 million 0.650% next $450 million 0.625% next $250 million 0.595% next $250 million 0.575% over $1 billion	$564,702,463	N

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?

SAST SA Wellington Strategic Multi-Asset Portfolio	1.00% first $200 million 0.875% next $300 million 0.800% thereafter	$133,792,445	Y

SST SA Multi-Managed Moderate Growth Portfolio	0.85% on the first $250 million 0.80% on the next $250 million 0.75% on assets over $500 million	$89,589,053	Y

SST SA Multi-Managed Growth Portfolio	0.89% on the first $250 million 0.84% on the next $250 million 0.79% on assets over $500 million	$52,345,293	Y

VC I Asset Allocation Fund	0.500% on the first $300 million 0.475% on the next $200 million 0.450% on assets over $500 million	$154,748,535	Y

VC I Global Strategy Fund	0.50% on the first $500 million 0.46% on assets over $500 million	$269,548,155	Y

VC I Moderate Growth Lifestyle Fund	0.10%	$1,150,199,858	N

SAST SA JPMorgan Emerging Markets Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA JPMorgan Emerging Markets Portfolio	1.15% first $100 million 1.10% next $100 million 1.05% over $200 million	$253,304,305	Y

VC I Emerging Economies Fund	0.81% on the first $250 million 0.76% on the next $250 million 0.71% on the next $500 million 0.66% on assets over $1 billion	$806,723,732	N

SAST SA Goldman Sachs Global Bond Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Goldman Sachs Global Bond Portfolio	0.75% first $100 million 0.65% next $100 million 0.60% next $100 million 0.55% over $250 million	$408,666,548	N

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?

VC I International Government Bond Fund	0.50% on the first $250 million 0.45% on the next $250 million 0.40% on the next $500 million 0.35% on assets over $1 billion	$170,929,513	N

SST SA American Century Inflation Protection Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SST SA American Century Inflation Protection Portfolio	0.60% first $500 million 0.55% over $500 million	$697,092,153	Y

VC I Inflation Protected Fund	0.50% on the first $250 million 0.45% on the next $250 million 0.40% on the assets over $500 million	$858,408,422	Y

SAST SA Invesco Growth Opportunities Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Invesco Growth Opportunities Portfolio	0.75% on the first $250 million 0.70% on the next $250 million 0.65% over $500 million	$369,661,771	N

VC I Small Cap Growth Fund	0.85% on the first $100 million 0.80% on assets over $100 million	$710,002,798	Y

SAST SA JPMorgan Mid-Cap Growth Portfolio

SST SA Multi-Managed Mid Cap Growth Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA JPMorgan Mid-Cap Growth Portfolio	0.80% to $100 million 0.75% over $100 million	$593,514,808	Y

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?

SST SA Multi-Managed Mid Cap Growth Portfolio	0.85% on the first $250 million 0.80% on the next $250 million 0.75% on the next $500 million	$246,563,423	N

VC I Mid Cap Strategic Growth Fund	0.70% on the first $250 million 0.65% on the next $250 million 0.60% on assets over $500 million	$875,418,997	N

SAST SA AB Small & Mid-Cap Value Portfolio

SAST SA Franklin Small Company Value Portfolio

SST SA Multi-Managed Mid Cap Value Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA AB Small & Mid-Cap Value Portfolio	0.95% to $250 million 0.90% over $250 million	$2,069,111,110	Y

SAST SA Franklin Small Company Value Portfolio	1.00% on first $200 million 0.92% on next $300 million 0.90% over $500 million	$375,781,145	Y

SST SA Multi-Managed Mid Cap Value Portfolio	0.85% first $250 million 0.80% next $250 million 0.75% over $500 million	$254,331,462	N

VC I Mid Cap Value Fund	0.75% on first $100 million 0.725% on next $150 million 0.70% on next $250 million 0.675% on next $250 million 0.65% on assets over $750 million	$914,177,185	N

VC I Small Cap Special Values Fund	0.75% on the first $500 million 0.70% on assets over $500 million	$256,959,376	N

VC I Small Cap Value Fund	0.75% on the first $50 million 0.65% on assets over $50 million	$480,373,025	Y

SAST SA Fidelity Institutional AM® International Growth Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Fidelity Institutional AM® International Growth Portfolio	0.78% on first $100 million 0.76% on next $100 million 0.75% over $200 million	$363,835,850	Y

VC I International Growth Fund	0.95% on the first $250 million 0.90% on the next $250 million 0.85% on the next $500 million 0.80% on assets over $1 billion	$574,355,277	Y

SAST SA JPMorgan Global Equities Portfolio

SAST SA Morgan Stanley International Equities Portfolio

SAST SA PIMCO RAE International Value Portfolio

SAST SA Putnam International Growth and Income Portfolio

SST SA Multi-Managed International Equity Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA JPMorgan Global Equities Portfolio	0.90% on the first $50 million 0.80% on the next $100 million 0.70% on the next $150 million 0.65% thereafter	$398,324,476	N

SAST SA Morgan Stanley International Equities Portfolio	0.85% on first $250 million 0.80% on next $250 million 0.75% over $500 million	$480,885,063	Y

SAST SA PIMCO RAE International Value Portfolio	1.025% on first $50 million 0.865% on next $150 million 0.775% on next $300 million 0.750% over $500 million	$752,431,157	Y

SAST SA Putnam International Growth and Income Portfolio	1.00% on first $150 million 0.90% on next $150 million 0.80% over $300 million	$320,770,665	Y

SST SA Multi-Managed International Equity Portfolio	0.95% on the first $250 million 0.90% next $250 million 0.85% over $500 million	$403,726,500	Y

VC I International Value Fund	0.73% on the first $250 million 0.68% on the next $250 million 0.63% on the next $500 million 0.58% on assets over $1 billion	$671,480,470	Y

SAST SA VCP Dynamic Allocation Portfolio

SAST SA VCP Dynamic Strategy Portfolio

SAST SA VCP Index Allocation Portfolio

SAST SA BlackRock VCP Global Multi Asset Portfolio

SAST SA PIMCO VCP Tactical Balanced Portfolio

SAST SA Schroders VCP Global Allocation Portfolio

SAST SA T. Rowe Price VCP Balanced Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA VCP Dynamic Allocation Portfolio	0.25% on first $1.5 billion 0.22% on next $1.5 billion 0.20% over $3 billion	$11,795,659,684	Y

SAST SA VCP Dynamic Strategy Portfolio	0.25% on first $1.5 billion 0.22% on next $1.5 billion 0.20% over $3 billion	$7,218,720,745	Y

SAST SA VCP Index Allocation Portfolio	0.200% on first $500 million 0.175% thereafter	$504,901,995	N

SAST SA BlackRock VCP Global Multi Asset Portfolio	0.860% on first $500 million 0.840% on next $2.5 billion 0.790% over $3 billion	$857,824,283	Y

SAST SA PIMCO VCP Tactical Balanced Portfolio	0.86% on first $750 million 0.85% on next $750 million 0.82% over $1.5 billion	$1,312,744,329	N

SAST SA Schroders VCP Global Allocation Portfolio	0.850% on first $250 million 0.830% on next $250 million 0.790% on next $1 billion 0.770% over $1.5 billion	$616,110,835	Y

SAST SA T. Rowe Price VCP Balanced Portfolio	0.850% on first $200 million 0.820% reset at $200 million 0.820% on next $300 million 0.800% reset at $500 million 0.800% on next $500 million 0.770% reset at $1 billion 0.750% on next $1 billion 0.750% reset at $2 billion 0.750% over $2 billion	$1,759,574,678	N

VC I Dynamic Allocation Fund	0.25% on the first $1 billion 0.22% on the next $1 billion 0.20% on assets over $2 billion	$189,165,300	Y

EXHIBIT G

SHARES OUTSTANDING AS OF THE RECORD DATE

As of the Record Date, the following number of shares of each Portfolio were outstanding and entitled to vote:

Portfolio	Class	Shares Outstanding on Record Date
SAST – SA AB Growth Portfolio	[●]	[●]
	[●]	[●]
SAST – SA AB Small & Mid Cap Value Portfolio	[●]	[●]
	[●]	[●]
SAST – SA American Funds Asset Allocation Portfolio	[●]	[●]
	[●]	[●]
SAST – SA American Funds Global Growth Portfolio	[●]	[●]
	[●]	[●]
SAST – SA American Funds Growth Portfolio	[●]	[●]
	[●]	[●]
SAST – SA American Funds Growth-Income Portfolio	[●]	[●]
	[●]	[●]
SAST – SA American Funds VCP Managed Allocation Portfolio	[●]	[●]
	[●]	[●]
SAST – SA BlackRock Multi-Asset 70/30 Portfolio	[●]	[●]
	[●]	[●]
SAST – SA BlackRock VCP Global Multi Asset Portfolio	[●]	[●]
	[●]	[●]
SAST – SA DFA Ultra Short Bond Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Emerging Markets Equity Index Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Federated Hermes Corporate Bond Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Fidelity Institutional AM® International Growth Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Fidelity Institutional AM® Real Estate Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Fixed Income Index Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Fixed Income Intermediate Index Portfolio	[●]	[●]
	[●]	[●]

Portfolio	Class	Shares Outstanding on Record Date
SAST – SA Franklin BW U.S. Large Cap Value Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Franklin Small Company Value Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Franklin Systematic U.S. Large Cap Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Franklin Systematic U.S. Large Cap Value Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Franklin Tactical Opportunities Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Global Index Allocation 60/40 Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Global Index Allocation 75/25 Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Global Index Allocation 90/10 Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Goldman Sachs Global Bond Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Goldman Sachs Multi-Asset Insights Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Index Allocation 60/40 Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Index Allocation 80/20 Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Index Allocation 90/10 Portfolio	[●]	[●]
	[●]	[●]
SAST – SA International Index Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Invesco Growth Opportunities Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Invesco Main Street Large Cap Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Janus Focused Growth Portfolio	[●]	[●]
	[●]	[●]
SAST – SA JPMorgan Diversified Balanced Portfolio	[●]	[●]
	[●]	[●]

Portfolio	Class	Shares Outstanding on Record Date
SAST – SA JPMorgan Emerging Markets Portfolio	[●]	[●]
	[●]	[●]
SAST – SA JPMorgan Equity-Income Portfolio	[●]	[●]
	[●]	[●]
SAST – SA JPMorgan Global Equities Portfolio	[●]	[●]
	[●]	[●]
SAST – SA JPMorgan MFS Core Bond Portfolio	[●]	[●]
	[●]	[●]
SAST – SA JPMorgan Mid-Cap Growth Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Large Cap Growth Index Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Large Cap Index Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Large Cap Value Index Portfolio	[●]	[●]
	[●]	[●]
SAST – SA MFS Blue Chip Growth Portfolio	[●]	[●]
	[●]	[●]
SAST – SA MFS Massachusetts Investors Trust Portfolio	[●]	[●]
	[●]	[●]
SAST – SA MFS Total Return Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Mid Cap Index Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Morgan Stanley International Equities Portfolio	[●]	[●]
	[●]	[●]
SAST – SA PIMCO RAE International Value Portfolio	[●]	[●]
	[●]	[●]
SAST – SA PIMCO VCP Tactical Balanced Portfolio	[●]	[●]
	[●]	[●]
SAST – SA PineBridge High-Yield Bond Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Putnam International Growth and Income Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Schroders VCP Global Allocation Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Small Cap Index Portfolio	[●]	[●]
	[●]	[●]
SAST – SA T. Rowe Price Asset Allocation Growth Portfolio	[●]	[●]
	[●]	[●]

Portfolio	Class	Shares Outstanding on Record Date
SAST – SA T. Rowe Price VCP Balanced Portfolio	[●]	[●]
	[●]	[●]
SAST – SA VCP Dynamic Allocation Portfolio	[●]	[●]
	[●]	[●]
SAST – SA VCP Dynamic Strategy Portfolio	[●]	[●]
	[●]	[●]
SAST – SA VCP Index Allocation Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Wellington Capital Appreciation Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Wellington Government and Quality Bond Portfolio	[●]	[●]
	[●]	[●]
SAST – SA Wellington Strategic Multi-Asset Portfolio	[●]	[●]
	[●]	[●]
SST – SA Allocation Balanced Portfolio	[●]	[●]
	[●]	[●]
SST – SA Allocation Growth Portfolio	[●]	[●]
	[●]	[●]
SST – SA Allocation Moderate Growth Portfolio	[●]	[●]
	[●]	[●]
SST – SA Allocation Moderate Portfolio	[●]	[●]
	[●]	[●]
SST – SA American Century Inflation Protection Portfolio	[●]	[●]
	[●]	[●]
SST – SA Columbia Focused Value Portfolio	[●]	[●]
	[●]	[●]
SST – SA Multi-Managed Diversified Fixed Income Portfolio	[●]	[●]
	[●]	[●]
SST – SA Multi-Managed Growth Portfolio	[●]	[●]
	[●]	[●]
SST – SA Multi-Managed Income Portfolio	[●]	[●]
	[●]	[●]
SST – SA Multi-Managed Income/Equity Portfolio	[●]	[●]
	[●]	[●]
SST – SA Multi-Managed International Equity Portfolio	[●]	[●]
	[●]	[●]
SST – SA Multi-Managed Large Cap Growth Portfolio	[●]	[●]
	[●]	[●]
SST – SA Multi-Managed Large Cap Value Portfolio	[●]	[●]
	[●]	[●]

Portfolio	Class	Shares Outstanding on Record Date
SST – SA Multi-Managed Mid Cap Growth Portfolio	[●]	[●]
	[●]	[●]
SST – SA Multi-Managed Mid Cap Value Portfolio	[●]	[●]
	[●]	[●]
SST – SA Multi-Managed Moderate Growth Portfolio	[●]	[●]
	[●]	[●]
SST – SA Multi-Managed Small Cap Portfolio	[●]	[●]
	[●]	[●]
SST – SA Putnam Asset Allocation Diversified Growth Portfolio	[●]	[●]
	[●]	[●]
SST – SA T. Rowe Price Growth Stock Portfolio	[●]	[●]
	[●]	[●]

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

EXHIBIT H

OWNERSHIP OF SHARES

To the knowledge of each Portfolio, the following shareholders owned of record or beneficially 5% or more of the indicated class of outstanding shares of the Portfolio as of [the Record Date]/[[●]].

Portfolio	Class	Shareholder Name and Address	Shares Held	% of Class

H-1

EXHIBIT I

AMOUNTS PAID TO AFFILIATES OF SUNAMERICA

The below table sets forth: (i) the account maintenance and service fees paid to American General Life Insurance Company, The United States Life Insurance Company of the City of New York and The Variable Annuity Life Insurance Company (the “Life Companies”); (ii) the transfer agency fees paid to VALIC Retirement Services Company (“VRSCO”); and (iii) the brokerage commissions paid to affiliated broker-dealers for the most recently completed fiscal year of each Portfolio. The Life Companies and VRSCO are each affiliates of SunAmerica.

Portfolio	Fees Paid to the Life Companies	Fees Paid to VRSCO	Affiliated Brokerage Commissions Paid
SAST – SA AB Growth Portfolio	$1,687,537	$3,985	—
SAST – SA AB Small & Mid Cap Value Portfolio	$1,188,676	$2,013	—
SAST – SA American Funds Asset Allocation Portfolio	$4,300,364	$570	—
SAST – SA American Funds Global Growth Portfolio	$1,147,211	$1,003	—
SAST – SA American Funds Growth Portfolio	$1,750,813	$860	—
SAST – SA American Funds Growth-Income Portfolio	$954,895	$860	—
SAST – SA American Funds VCP Managed Allocation Portfolio	$5,622,832	$714	—
SAST – SA BlackRock Multi-Asset 70/30 Portfolio	$122,216	$1,040	—
SAST – SA BlackRock VCP Global Multi Asset Portfolio	$2,142,706	$738	—
SAST – SA DFA Ultra Short Bond Portfolio	$583,111	$3,837	—
SAST – SA Emerging Markets Equity Index Portfolio	$27,907	$2,057	—
SAST – SA Federated Hermes Corporate Bond Portfolio	$2,557,613	$2,633	—
SAST – SA Fidelity Institutional AM® International Growth Portfolio	$20,380	$1,560	$8,704
SAST – SA Fidelity Institutional AM® Real Estate Portfolio	$489,283	$2,345	$18,553
SAST – SA Fixed Income Index Portfolio	$180,120	$2,509	—
SAST – SA Fixed Income Intermediate Index Portfolio	$86,189	$2,510	—
SAST – SA Franklin BW U.S. Large Cap Value Portfolio	$1,371,936	$3,099	—
SAST – SA Franklin Small Company Value Portfolio	$544,381	$1,881	—
SAST – SA Franklin Systematic U.S. Large Cap Core Portfolio	$10,422	$1,458	—
SAST – SA Franklin Systematic U.S. Large Cap Value Portfolio	$606,334	$1,917	—
SAST – SA Franklin Tactical Opportunities Portfolio	$207,822	$1,016	—
SAST – SA Global Index Allocation 60/40 Portfolio	$201,477	$885	—
SAST – SA Global Index Allocation 75/25 Portfolio	$190,040	$886	—

Portfolio	Fees Paid to the Life Companies	Fees Paid to VRSCO	Affiliated Brokerage Commissions Paid
SAST – SA Global Index Allocation 90/10 Portfolio	$679,372	$746	—
SAST – SA Goldman Sachs Global Bond Portfolio	$777,370	$2,214	—
SAST – SA Goldman Sachs Multi-Asset Insights Portfolio	$116,729	$1,033	—
SAST – SA Index Allocation 60/40 Portfolio	$1,058,525	$714	—
SAST – SA Index Allocation 80/20 Portfolio	$2,844,251	$738	—
SAST – SA Index Allocation 90/10 Portfolio	$563,034	$738	—
SAST – SA International Index Portfolio	$36,957	$2,652	—
SAST – SA Invesco Growth Opportunities Portfolio	$435,537	$2,509	—
SAST – SA Invesco Main Street Large Cap Portfolio	$308,851	$2,656	—
SAST – SA Janus Focused Growth Portfolio	$483,275	$2,509	—
SAST – SA JPMorgan Diversified Balanced Portfolio	$691,713	$2,235	—
SAST – SA JPMorgan Emerging Markets Portfolio	$381,753	$2,363	—
SAST – SA JPMorgan Equity-Income Portfolio	$782,389	$2,804	—
SAST – SA JPMorgan Global Equities Portfolio	$130,719	$2,067	—
SAST – SA JPMorgan MFS Core Bond Portfolio	$2,511,532	$2,763	—
SAST – SA JPMorgan Mid-Cap Growth Portfolio	$765,894	$2,867	—
SAST – SA Large Cap Growth Index Portfolio	$64,857	$1,619	—
SAST – SA Large Cap Index Portfolio	$139,815	$2,948	—
SAST – SA Large Cap Value Index Portfolio	$57,625	$1,619	—
SAST – SA MFS Blue Chip Growth Portfolio	$459,300	$2,509	—
SAST – SA MFS Massachusetts Investors Trust Portfolio	$1,012,218	$2,072	—
SAST – SA MFS Total Return Portfolio	$982,212	$2,214	—
SAST – SA Mid Cap Index Portfolio	$97,996	$2,652	—
SAST – SA Morgan Stanley International Equities Portfolio	$377,742	$2,806	—
SAST – SA PIMCO RAE International Value Portfolio	$1,118,188	$2,154	—
SAST – SA PIMCO VCP Tactical Balanced Portfolio	$3,281,456	$738	—
SAST – SA PineBridge High-Yield Bond Portfolio	$382,267	$2,804	—
SAST – SA Putnam International Growth and Income Portfolio	$290,323	$2,825	—
SAST – SA Schroders VCP Global Allocation Portfolio	$1,539,690	$598	—
SAST – SA Small Cap Index Portfolio	$91,162	$2,652	—
SAST – SA T. Rowe Price Asset Allocation Growth Portfolio	$1,386,865	$707	—
SAST – SA T. Rowe Price VCP Balanced Portfolio	$4,398,581	$746	—
SAST – SA VCP Dynamic Allocation Portfolio	$29,488,098	$1,033	—
SAST – SA VCP Dynamic Strategy Portfolio	$18,045,042	$1,020	—

Portfolio	Fees Paid to the Life Companies	Fees Paid to VRSCO	Affiliated Brokerage Commissions Paid
SAST – SA VCP Index Allocation Portfolio	$1,261,382	$737	—
SAST – SA Wellington Capital Appreciation Portfolio	$2,859,265	$2,673	—
SAST – SA Wellington Government and Quality Bond Portfolio	$1,789,452	$3,207	—
SAST – SA Wellington Strategic Multi-Asset Portfolio	$291,786	$1,069	—
SST – SA Allocation Balanced Portfolio	$669,641	$979	—
SST – SA Allocation Growth Portfolio	$942,318	$1,027	—
SST – SA Allocation Moderate Growth Portfolio	$1,379,059	$1,027	—
SST – SA Allocation Moderate Portfolio	$820,783	$1,027	—
SST – SA American Century Inflation Protection Portfolio	$1,078,625	$2,348	—
SST – SA Columbia Focused Value Portfolio	$47,047	$1,745	—
SST – SA Multi-Managed Diversified Fixed Income Portfolio	$54,917	$1,908	—
SST – SA Multi-Managed Growth Portfolio	$82,865	$587	—
SST – SA Multi-Managed Income Portfolio	$71,554	$734	—
SST – SA Multi-Managed Income/Equity Portfolio	$90,137	$587	—
SST – SA Multi-Managed International Equity Portfolio	$60,795	$2,055	—
SST – SA Multi-Managed Large Cap Growth Portfolio	$110,025	$1,761	—
SST – SA Multi-Managed Large Cap Value Portfolio	$66,379	$1,614	—
SST – SA Multi-Managed Mid Cap Growth Portfolio	$79,717	$2,201	—
SST – SA Multi-Managed Mid Cap Value Portfolio	$69,971	$2,201	—
SST – SA Multi-Managed Moderate Growth Portfolio	$153,346	$587	—
SST – SA Multi-Managed Small Cap Portfolio	$52,091	$1,614	—
SST – SA Putnam Asset Allocation Diversified Growth Portfolio	$466,637	$3,082	—
SST – SA T. Rowe Price Growth Stock Portfolio	$150,815	$3,351	—

PO BOX 8035 CARY, NC 27512 INTERNET Go To: www.proxypush.com/SunAmerica Cast your vote online. Have your card ready. Follow the simple instructions to record your vote, or Scan the QR code below; follow the instructions. PHONE Call 1-866-506-2445 Use any touch-tone telephone. Have your card ready. Follow the simple recorded instructions, OR, Call 1-888-264-1224 to speak with a live agent and record your vote. MAIL Mark, sign and date your card. Fold and return your card in the postage-paid envelope provided with the address below showing through the window. ATTEND THE VIRTUAL MEETING You can register to attend and vote at the virtual Special Meeting at www.proxydocs.com/SunAmerica and follow the instructions. PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916 VIC Please fold here—Do not separate SEASONS SERIES TRUST AND SUNAMERICA SERIES TRUST JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 19, 2023 Joint Special Meeting to be held live via the Internet—please visit www.proxydocs.com/SunAmerica for more details. INSURANCE COMPANY NAME VOTING INSTRUCTIONS ARE BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby instructs the above named insurance company (the “Insurance Company”), on behalf of its separate account(s), to transmit voting instructions for all the shares of the investment portfolio(s) mentioned on the reverse side of this card (the “Portfolio”), each a series of Seasons Series Trust or SunAmerica Series Trust (the “Trusts”), which are attributable to the variable annuity contract (the “Contract”) for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the “Special Meeting”) to be held on January 19, 2023 at 4:00 p.m. (Eastern Time), and any adjournments and postponements thereof on all matters coming before the Special Meeting. The Special Meeting will be held in virtual meeting format only. Please visit www.proxydocs.com/SunAmerica for more details. Contract owners must register in advance to attend and participate in the Special Meeting. The Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Insurance Company will vote shares attributable to your Contract “FOR” the Proposals, and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Special Meeting. If you fail to return this voting instruction card or return it unsigned, the Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from Contract owners in the separate account. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting. Note: Please sign exactly as your name appears on the card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated, and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title. Signature and Title, if applicable Additional Signature (if held jointly) Scan code for mobile voting Date PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE VIC-SUN-V1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on January 19, 2023. The Proxy Statement for this Special Meeting is available at: www.proxydocs.com/SunAmerica PLEASE VOTE YOUR PROXY TODAY! 1. To elect six (6) Trustees to the Board of each Trust (With respect to each Trust, to be voted on by all shareholders of the Portfolios of the Trust, voting together) (01) Tracey C. Doi (03) Jane Jelenko (05) Martha B. Willis (02) John T. Genoy (04) Charles H. Self III (06) Bruce G. Willison (Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line(s) below.) FOR WITHHOLD FOR ALL ALL ALL EXCEPT FOR WITHHOLD FOR ALL ALL ALL EXCEPT Portfolio 1 Portfolio 5 Portfolio 2 Portfolio 6 Portfolio 3 Portfolio 7 Portfolio 4 Portfolio 8 2. To approve a new investment advisory and management agreement between SunAmerica and each Trust, on behalf of each of its respective Portfolios, and to approve any future investment advisory and management agreements between SunAmerica and each Trust, each to take effect upon a Change of Control Event resulting from the Separation Plan. (With respect to each Portfolio, to be voted on by shareholders of the Portfolio, voting separately); FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Portfolio 1 Portfolio 5 Portfolio 2 Portfolio 6 Portfolio 3 Portfolio 7 Portfolio 4 Portfolio 8 3. To approve a modified “manager-of-managers” structure for each Portfolio (With respect to each Portfolio, to be voted on by shareholders of the Portfolio, voting separately); FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Portfolio 1 Portfolio 5 Portfolio 2 Portfolio 6 Portfolio 3 Portfolio 7 Portfolio 4 Portfolio 8 4. To approve an amendment to the fundamental investment restriction regarding concentration for each of the SA Franklin Systematic U.S. Large Cap Value Portfolio, the SA Fidelity Institutional AM® Real Estate Portfolio, the SA Large Cap Index Portfolio and the SA DFA Ultra Short Bond Portfolio (To be voted on by shareholders of the SA Franklin Systematic U.S. Large Cap Value Portfolio, the SA Fidelity Institutional AM® Real Estate Portfolio, the SA Large Cap Index Portfolio and the SA DFA Ultra Short Bond Portfolio only, voting separately, by each such Portfolio); and FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Portfolio 1 Portfolio 5 Portfolio 2 Portfolio 6 Portfolio 3 Portfolio 7 Portfolio 4 Portfolio 8 5. To transact such other business as may properly come before the Special Meeting and any postponements and adjournments thereof.

PO BOX 8035 CARY, NC 27512 INTERNET Go To: www.proxypush.com/SunAmerica Cast your vote online. Have your card ready. Follow the simple instructions to record your vote, or Scan the QR code below; follow the instructions. PHONE Call 1-866-506-2445 Use any touch-tone telephone. Have your card ready. Follow the simple recorded instructions, OR, Call 1-888-264-1224 to speak with a live agent and record your vote. MAIL Mark, sign and date your card. Fold and return your card in the postage-paid envelope provided with the address below showing through the window. ATTEND THE VIRTUAL MEETING You can register to attend and vote at the virtual Special Meeting at www.proxydocs.com/SunAmerica and follow the instructions. PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916 Proxy Card Please fold here—Do not separate SEASONS SERIES TRUST AND SUNAMERICA SERIES TRUST JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 19, 2023 Joint Special Meeting to be held live via the Internet—please visit www.proxydocs.com/SunAmerica for more details. INSURANCE COMPANY NAME THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of the investment portfolio(s) listed below (the “Portfolio(s)”), each a series of Seasons Series Trust or SunAmerica Series Trust, hereby appoints Gregory N. Bressler, Louis O. Ducote, Kathleen D. Fuentes, Edward J. Gizzi, Gregory R. Kingston, Jennifer M. Rogers and Christopher J. Tafone and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Portfolio(s) which the undersigned is entitled to vote as of the close of business on October 26, 2022, at a Joint Special Meeting of Shareholders (the “Special Meeting”) to be held on Thursday, January 19, 2023 at 4:00 p.m. (Eastern Time), and any adjournments and postponements thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal(s), as more fully described in the Proxy Statement for the Special Meeting. The Special Meeting will be held in virtual meeting format only. Please visit www.proxydocs.com/SunAmerica for more details. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and hereby revokes any proxy previously given. The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal(s). The above-named proxies will use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements and adjournments thereof. Note: Please sign exactly as your name appears on the card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated, and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title. Signature and Title, if applicable Additional Signature (if held jointly) Scan code for mobile voting Date PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE PC-SUN-V3

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on January 19, 2023. The Proxy Statement for this Special Meeting is available at: www.proxydocs.com/SunAmerica PLEASE VOTE YOUR PROXY TODAY! 1. To elect six (6) Trustees to the Board of each Trust (With respect to each Trust, to be voted on by all shareholders of the Portfolios of the Trust, voting together) (01) Tracey C. Doi (03) Jane Jelenko (05) Martha B. Willis (02) John T. Genoy (04) Charles H. Self III (06) Bruce G. Willison (Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line(s) below.) FOR WITHHOLD FOR ALL ALL ALL EXCEPT FOR WITHHOLD FOR ALL ALL ALL EXCEPT Portfolio 1 Portfolio 5 Portfolio 2 Portfolio 6 Portfolio 3 Portfolio 7 Portfolio 4 Portfolio 8 2. To approve a new investment advisory and management agreement between SunAmerica and each Trust, on behalf of each of its respective Portfolios, and to approve any future investment advisory and management agreements between SunAmerica and each Trust, each to take effect upon a Change of Control Event resulting from the Separation Plan. (With respect to each Portfolio, to be voted on by shareholders of the Portfolio, voting separately); FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Portfolio 1 Portfolio 5 Portfolio 2 Portfolio 6 Portfolio 3 Portfolio 7 Portfolio 4 Portfolio 8 3. To approve a modified “manager-of-managers” structure for each Portfolio (With respect to each Portfolio, to be voted on by shareholders of the Portfolio, voting separately); FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Portfolio 1 Portfolio 5 Portfolio 2 Portfolio 6 Portfolio 3 Portfolio 7 Portfolio 4 Portfolio 8 4. To approve an amendment to the fundamental investment restriction regarding concentration for each of the SA Franklin Systematic U.S. Large Cap Value Portfolio, the SA Fidelity Institutional AM® Real Estate Portfolio, the SA Large Cap Index Portfolio and the SA DFA Ultra Short Bond Portfolio (To be voted on by shareholders of the SA Franklin Systematic U.S. Large Cap Value Portfolio, the SA Fidelity Institutional AM® Real Estate Portfolio, the SA Large Cap Index Portfolio and the SA DFA Ultra Short Bond Portfolio only, voting separately, by each such Portfolio); and FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Portfolio 1 Portfolio 5 Portfolio 2 Portfolio 6 Portfolio 3 Portfolio 7 Portfolio 4 Portfolio 8 5. To transact such other business as may properly come before the Special Meeting and any postponements and adjournments thereof.